Registration No. 333-65048
811-07837
As Filed with the Securities and Exchange Commission on April 27, 2012

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933          [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No.__22__         [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No.__43__          [ X ]

Sun Life of Canada (U.S.) Variable Account G
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

William T. Evers
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on May 1, 2012 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on July 27, 2009 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Variable Universal Life Insurance Policy
Prospectus
May 1, 2012

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”), one of our separate accounts.  The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
MFS® Total Return Portfolio (Service Class)	AllianceBernstein Growth and Income Portfolio (Class B)
EMERGING MARKETS BOND	American Funds Insurance Series® Growth-Income Fund (Class 2)
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	American Funds Insurance Series® Growth Fund (Class 2)
HIGH YIELD BOND	American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)
American Funds Insurance Series® High-Income Bond Fund (Class 2)	Dreyfus Stock Index Fund, Inc. (Initial Shares)
MFS® High Yield Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)5
SCSM PIMCO High Yield Fund (Initial Class)	Fidelity® VIP Growth Portfolio (Service Class 2)4
INFLATION-PROTECTED BOND	Goldman Sachs Strategic Growth Fund (Institutional Class)
PIMCO Real Return Portfolio (Administrative Class)	Goldman Sachs Structured U.S. Equity Fund (Institutional Class)
INTERMEDIATE TERM BOND	Invesco Van Kampen V.I. American Franchise Fund (Series I Shares)6
American Funds Insurance Series® Bond Fund (Class 2)	Invesco V.I. Core Equity Fund (Series I Shares)
MFS® Bond Portfolio (Service Class)	MFS® Core Equity Portfolio (Service Class)
MFS® Government Securities Portfolio (Service Class)	MFS® Growth Portfolio (Service Class)
PIMCO Total Return Portfolio (Administrative Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class)
Sun Capital Investment Grade Bond Fund® (Initial Class)	MFS® Blended Research Core Equity Portfolio (Service Class)
INTERNATIONAL/GLOBAL EQUITY	MFS® Value Portfolio (Service Class)
AllianceBernstein International Growth Portfolio (Class B)	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
American Funds Insurance Series® International Fund (Class 2)	Rydex Variable Trust Nova Fund3
American Funds Insurance Series® Global Growth Fund (Class 2)	Rydex Variable Trust NASDAQ-100® Fund3
American Funds Insurance Series® Global Growth and Income Fund (Class 2)	SCSM BlackRock Large Cap Index Fund (Initial Class)2
Fidelity® VIP Overseas Portfolio (Service Class 2)4	SCSM Davis Venture Value Fund (Initial Class)
Invesco V.I. International Growth Fund (Series I Shares)	SCSM Lord Abbett Growth & Income Fund (Initial Class)
MFS® Global Research Portfolio (Service Class)	T. Rowe Price Equity Income Portfolio3
MFS® International Growth Portfolio (Service Class)	REAL ESTATE EQUITY
Templeton Foreign Securities Fund (Class 2)	Sun Capital Global Real Estate Fund (Initial Class)
Templeton Growth Securities Fund (Class 2)	SHORT TERM BOND
INTERNATIONAL/ GLOBAL SMALL/MID CAP EQUITY	SCSM Goldman Sachs Short Duration Fund (Initial Class)
American Funds Insurance Series® Global Small Capitalization Fund (Class 2)	SMALL CAP EQUITY
Lord Abbett Series Fund – International Opportunities Portfolio (Class VC)	AllianceBernstein Small Cap Growth Portfolio (Class B)
MID CAP EQUITY	Delaware VIP Small Cap Value Series (Standard Class)
Delaware VIP Smid Cap Growth Series (Standard Class)	DWS Small Cap Index VIP (Class B)2
Invesco V.I. Small Cap Equity Fund (Series I Shares)
Dreyfus Investment Portfolios MidCap Stock Portfolio (Initial Shares)	MFS® New Discovery Portfolio (Service Class)1
Invesco Van Kampen V.I. Mid Cap Growth Fund (Series I Shares)6	SCSM BlackRock Small Cap Index Fund (Initial Class)
MFS® Mid Cap Growth Portfolio (Service Class)	SPECIALTY/SECTOR EQUITY
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I)7	AllianceBernstein Global Thematic Growth Portfolio (Class B)
SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)	MFS® Utilities Portfolio (Service Class)
SCSM WMC Blue Chip Mid Cap Fund (Initial Class)	MULTI SECTOR BOND
MONEY MARKET	MFS® Strategic Income Portfolio (Service Class)
Sun Capital Money Market Fund® (Initial Class)

AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios.  BlackRock Investment Management, LLC subadvises SCSM BlackRock Large Cap Index Fund and SCSM BlackRock Small Cap Index Fund.  Capital Research and Management Company advises the American Fund Insurance Series® Funds.  Delaware Management Company advises the Delaware Series.  Dreyfus Corporation advises the Dreyfus Investment Portfolios MidCap Stock Portfolio and the Dreyfus Stock Index Fund, Inc.  Deutsche Asset Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser.  Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios.  Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds and subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Invesco Advisers, Inc. advises the Invesco Funds and advisory entities affiliated with Invesco Advisers, Inc. subadvise the Invesco Funds.  Lord, Abbett & Co. LLC advises the Lord Abbett International Opportunities Portfolio and subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios and subadvises the Sun Capital Global Real Estate Fund.  Neuberger Berman Management Inc. advises the Neuberger Berman AMT Regency Portfolio.  OppenheimerFunds, Inc. advises the Oppenheimer Capital Appreciation Fund/VA.  Pacific Investment Management Company advises the PIMCO Variable Insurance Trust Portfolios and subadvises SCSM PIMCO High Yield Fund.  Rydex Advisors II, LLC advises the Rydex Variable Trust Funds.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  Davis Selected Advisers, L.P. subadvises SCSM Davis Venture Value Fund.  Wellington Management Company, LLP subadvises SCSM WMC Blue Chip Mid Cap Fund.  Templeton Investment Counsel, LLC advises Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises the Templeton Growth Securities Fund and Templeton Asset Management Limited is the subadviser.  T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.
1On and after July 1, 2008, this investment option is not open to new premium or transfers.
2On and after November 15, 2010, these investment options are not open to new premium or transfers.
3These Funds do not have different share classes.
4These Portfolios are in Variable Insurance Products Fund.
5This Portfolio is in Variable Insurance Products Fund II.
6After the close of business on April 27, 2012, Invesco V.I. Capital Appreciation Fund  merged into Invesco Van Kampen V.I. Capital Growth Fund and Invesco V.I. Capital Development Fund merged into Invesco Van Kampen.V.I. Mid Cap Growth Fund. Immediately thereafter, Invesco V.I. Capital Growth Fund changed its name to Invesco Van Kampen V.I. American Franchise Fund.
7Formerly named Neuberger Berman AMT Regency Portfolio.

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Topic	Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
About Who We Are [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflicts [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
Application and Issuance [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Initial Premium Payment [INSERT PAGE NUMBER]
Insurable Interest Requirement. [INSERT PAGE NUMBER]
Right to Return Policy Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Guideline Premium Test Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Additional Protection Benefit Rider (APB Rider) [INSERT PAGE NUMBER]
Maturity Date Extension Rider [INSERT PAGE NUMBER]
Enhanced Cash Surrender Value Endorsement [INSERT PAGE NUMBER]
Fixed Account Endorsement [INSERT PAGE NUMBER]
Directed Deductions Endorsement [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
APB Rider Death Benefit [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value in the Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrender [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Charges, Deductions and Refunds [INSERT PAGE NUMBER]
Expense Charges Applied to Premium [INSERT PAGE NUMBER]
Sales Load Refund at Surrender [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
APB Rider Charge [INSERT PAGE NUMBER]
Other Charges and Expenses [INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Alteration [INSERT PAGE NUMBER]
Assignments [INSERT PAGE NUMBER]
Rights of Owner [INSERT PAGE NUMBER]
Rights of Beneficiary [INSERT PAGE NUMBER]
Reports to Policyowners [INSERT PAGE NUMBER]
Illustrations [INSERT PAGE NUMBER]
Conversion [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Reinstatement 27
Voting Rights [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms [INSERT PAGE NUMBER]
Appendix B - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest.  It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

-	Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

-	The Account Value equals

-	premiums, plus

-	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

-	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

-	Account Value, less

-	Policy Debt, plus

-	any sales load refund due at surrender, plus

-	any Enhanced Cash Surrender Value endorsement benefit.

-	You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

-	You may surrender the Policy for its Cash Surrender Value.

-
You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.  Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender.  The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet one of the following standards-

	-	the Guideline Premium Test, or

	-	the Cash Value Accumulation Test.

-	You choose the applicable test. You may not change your election.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

-	If the Guideline Premium Test applies, You have a choice of two death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus your Account Value (Option B).

-	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

-	If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.

-	After the first Policy Year, You may-

-	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

-	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

-	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

-	We have established a separate account (the "Variable Account") to fund the variable insurance benefits under your Policy.

-	The assets of the Variable Account are free from our general creditor's claims.

-	The Variable Account is divided into Sub-Accounts.

-	Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

-	It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

-
This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years.  “Expense Charge Applied to Premium” is a charge imposed on the premium at the time the Company receives it.  The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy.  See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within the later of 45 days after You sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when You receive the Policy.  Please see the Right To Return Policy Period section on pages 12-13 for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.  If this occurs, we will send You written notice and allow You a 61 day grace period.  If You do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium1

Premium Tax
Maximum Charge:
Current Charge:

DAC Tax
Maximum Charge:

Sales Load on Premium up to and Including Target Premium2
Maximum Charge:

Sales Load on Premium in Excess of Target Premium2
Maximum Charge:
	Upon premium receipt Upon premium receipt Upon premium receipt Upon premium receipt	(as a % of premium) 4% 2% 1.25% 8.75% 2.25%
Illustration Charge Maximum Charge:	Upon fulfillment of illustration request	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance3 Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.09
Mortality and Expense Risk Charge5 Maximum Charge: Current Charge:	Daily	(On the assets allocated to the investment options in the Variable Account) 0.60% per year 0.40% per year
Monthly Expense Charge	At the beginning of each Policy Month	$13.75
Loan Interest6	At the end of each Policy Year	(as a % of Policy Debt)
Maximum Charge:		5.0%
Flat Extra Charge7 Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit (“APB”) Rider8

Maximum Cost of Insurance Charge:
Minimum Cost of Insurance Charge:
Representative Owner Cost of Insurance Charge4:
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.09

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.27%	1.64%
1The Expense Charge Applied to Premium is deducted from premium received.
2The Sales Load on Premium up to and Including Target Premium in Policy Years 1-7 is guaranteed not to exceed 8.75%.  The Load is not applicable beyond Policy Year 7.  The Sales Load on Premium in Excess of Target Premium in Policy Years 1-7 is guaranteed not to exceed 2.25%.  The Load is not applicable beyond Policy Year 7.
3The charge varies based on the length of time the Policy has been in force, the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO).  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.
4It is assumed the Owner and the Insured are the same person.  Charges shown are those currently applicable.
5The Mortality and Expense Risk Charge is deducted in all Policy Years.  The charge shown is an annual charge.  The charge is deducted on a daily basis.
6Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 5.0% in Policy Years 1-10 and 4.25% thereafter.
7For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.
8The charge varies based on the length of time the Rider has been in force and the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law.  We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling 888-594-2654, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy.  Such compensation is paid from advisers’ assets.

Fees and Expenses of the Funds.  Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select.  The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund.  These fees and expenses are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Potential Conflicts.  We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts.  As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds.  The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners.  In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund.  If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.  Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.  An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account.  We may credit a higher rate of interest but are not obligated to do so.

About the Policy

This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance.  To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not.  You must specify in the Policy application which of these tests will apply to the Policy.  You may not change your selection once the Policy has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Initial Premium Payment.  A Minimum Premium will be due and payable as of the Issue Date.  The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date.  The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured.  Pending approval of your application, we will allocate any premium payments You make to our general account.  If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations.  The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.  The Investment Start Date is the date the first premium is applied, which will be the latest of-

-	the Issue Date, or

-	the date we approve the application for the Policy, or

-	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage.  Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Principal Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

-
the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

-	any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of  premium payments made and premium payments made plus money market return.  Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Sun Capital Money Market Fund Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below.  All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations.  We reserve the right to limit the number of premium payments we accept on an annual basis.  No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations.  The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceeds these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Planned Periodic Premiums.  While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits.  In general, the billing period must be annual or semiannual.  We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.  We will also suspend reminder notices at your written request.

Allocation of Net Premium.  Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium.  We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above.  You will be required to specify initial allocation percentages in the policy application.  While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Principal Office.  An allocation change will be effective as of the date our Principal Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract.  Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.”  One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.

We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract.  We will not credit the premium unless we receive specific instructions from You to do so.  Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account.  This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider.  This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit.  You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction.  This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates.  The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium.  Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount.  Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.  Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically.  An APB Rider will also terminate on the earliest of-

-	our receipt of your written request for termination,

-	the lapse of the Policy because of insufficient value, or

-	the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or

-	the termination of the Policy.

Maturity Date Extension Rider

You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies).  No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made.  The Base Death Benefit will be equal to the Account Value.  There is no charge for this rider.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, and may be subject to tax consequences.  We recommend that You receive counsel from your tax adviser.  This rider may not be available in all states.

Enhanced Cash Surrender Value Endorsement

This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).  The benefit is a return of a certain percentage of premium paid.  Percentages for each Policy Year are shown in this endorsement.  The amount available for Policy loan or partial surrender will not increase due to this endorsement.  For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement.  This endorsement may not be available in all states and is provided at no charge.

Fixed Account Endorsement

All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.

Directed Deductions Endorsement

All Policies include the Directed Deductions Endorsement.  This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken.  This endorsement may not be available in all states and is provided at no charge.  If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

Death Benefit

Policy Proceeds.  If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

-	the amount of the Base Death Benefit, minus

-	the amount of any outstanding Policy Debt, plus

-	the amount of any APB Rider Death Benefit, plus

-	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options.  The Policy has two death benefit options. You will be required to select one of them in the Policy application.

  Option A-Specified Face Amount.  Under this option, the Base Death Benefit is the greater of-

-	the Policy's Specified Face Amount, or

-	the Account Value multiplied by the applicable Death Benefit Percentage.

  Option B-Specified Face Amount Plus Account Value.  Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the Account Value, or

-	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.

Changes in the Death Benefit Option.  If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change.  Requests for a change must be made in writing to our Principal Office.  The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value.  If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value.  In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test.  The change could also reduce these limitations for future premium payments.  If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy.  You should consult a qualified tax adviser before changing the death benefit option.

APB Rider Death Benefit.  The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit Percentage.  For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage.  The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.  In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000.  We reserve the right to waive these minimums.

Changes in Face Amount.  After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change.  Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible.  You must send your request for a change to our Principal Office in writing.  The effective date for changes will be-

-	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

-	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount.  An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase.  You may be required to submit satisfactory evidence of the Insured’s insurability.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount.  The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy.  Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy.  A decrease in face amount will be applied-

-	first, to the most recent increase;
-	second, to the next most recent increases, in reverse chronological order; and
-	finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test.  The change could also reduce these limitations for future premium payments.  If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy.  You should consult a qualified tax adviser before decreasing the Specified Face Amount or APB Rider Face Amount.

Account Value

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange.  The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options.  The Account Value in the investment options on the Investment Start Date equals-

-	that portion of Net Premium received and allocated to the investment options, minus

-	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

-	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-

-	the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

-	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus

-	any amounts transferred by You to the investment options during the current Valuation Period, minus

-	any amounts transferred by You from the investment options during the current Valuation Period, plus

-	that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, plus

-	that portion of any interest credited to the Loan Account which is allocated to an investment option during the current Valuation Period; minus

-	that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus

-	that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

-	any illustration charge assessed during the current Valuation Period, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus

-	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor.  The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next.  This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period.  Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.  The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

-the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the "ex-dividend date” occurs during the Valuation Period, plus or minus

-a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account.  The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

-	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

-	any amount transferred from the investment options to the Loan Account for Policy loans requested on that day; minus

-	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”.  Policy Debt is not part of the Loan Account.  Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value.  If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value.  Notice of premium due will be mailed to your last known address or the last known address of any assignee of record.  We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address.  If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise.  If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account.  Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum.  The transfer percentage, transfer period and transfer minimum are shown in the Policy.  We will make transfers pursuant to an acceptable request to our Principal Office.  An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Principal Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to-

-	the minimum amount that may be transferred;

-	the frequency of transfers; and

-	the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify You in writing of the imposition of a transfer limitation.  We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value.  As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-	when a new broker of record is designated for the Policy;
-	when necessary in our view to avoid hardship to an Owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender.  By written request, You may surrender the Policy for its Cash Surrender Value at any time.  The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate.  The Cash Surrender Value is-

-	the Account Value, minus

-	the outstanding balance of any outstanding Policy Debt; plus

-	the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus

-	the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

Partial Surrenders.  You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Principal Office.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  It will be payable in a lump sum.  Partial surrenders may have tax consequences.  The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured.  The Insured may provide evidence of insurability.  The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards.  If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.

You may allocate a partial surrender among the Sub-Accounts.  If You do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts of the Variable Account in the same proportion that the Account Value of each Sub-Account of the Variable Account bears to the aggregate Account Value less the Loan Account of all Sub-Accounts of the Variable Account on the date of partial surrender.

Policy Loans.  Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made.  We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made.  Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.  You may allocate the policy loan among the Sub-Accounts and the Fixed Account.  If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter.  This interest will be due and payable to us in arrears on each Policy Anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan.  It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  We will accept repayment of any policy loan at any time before Maturity.  The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account.  You may allocate the loan repayment among the Sub-Accounts and the Fixed Account.  If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment.  We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment.  We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

-	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

-	the SEC, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Charges, Deductions and Refunds

Expense Charges Applied to Premium.  We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states.  We will from time to time determine the applicable premium tax rate based on the rate we expect to pay.  The premium tax rate is guaranteed not to exceed 4% for all states.

We deduct a 1.25% charge from each premium payment for our federal tax obligations.  This charge is guaranteed not to exceed 1.25%.  The charge for federal tax obligations is referred to as the "DAC tax" in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years.  This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium.  There are no sales load charges after Policy Year 7.  Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender.  If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.

Mortality and Expense Risk Charge.  We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy.  We may realize a profit from this charge.  Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.  This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes.  Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets.  Our current effective annual rates as a percentage of assets are-

-	0.40% for Policy Years 1 through 10;
-	0.25% for Policy Years 11 through 20; and
-	0.20% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge.  We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred.  We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month.  Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.  Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  This charge is made, in arrears, at the end of each Policy Month.  We may realize a profit from this charge.  If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively.  The minimum charge is $0.03 and the representative owner charge is $0.09.   A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables.  We will from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes.  The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent.  Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person.  We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk.  For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.  For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

APB Rider Charge.  The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy.  We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider.  For Policies with an Investment Start Date on or after January 1, 2009, the rates are based on 125% of the 2001 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.  For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.

Other Charges and Expenses.  We reserve the right to impose a charge for in-force illustrations, as more fully described at page 26.  We currently do not impose a charge and guarantee any charge will not exceed $25.00.  In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at page 22.  Lastly, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount.  (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.)  It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Termination of Policy

The Policy will terminate at the earliest of-

-	the date we receive your request to surrender, or

-	the expiration date of the grace period due to insufficient value, or

-	the date of Insured’s death; or

-	the date of maturity.

Other Policy Provisions

Alteration.  Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in satisfactory written form.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office.  We are not responsible for the validity or legal effect of any assignment.

Rights of Owner.  While the Insured is alive, unless You have assigned any of these rights, You may-

-	transfer ownership to a new owner;
-	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;
-	change or revoke a contingent owner;
-	change or revoke a beneficiary; and
-	exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice of the requested action.  The request must be filed at our Principal Office and must be in satisfactory written form.  Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Principal Office.

Rights of Beneficiary.  The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on those loans.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations.  Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits.  Currently, we do not charge for the illustration but reserve the right to do so.  Any fee will not exceed $25.00.

Conversion.  You may convert the Policy into a flexible premium universal life policy offered by an affiliate, Sun Life Assurance Company of Canada, during the first 24 months after the Issue Date while the Policy is in force.  Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy.  Our affiliate will issue the new policy with the same Class and rating as the Policy without new evidence of the Insured’s insurability.  This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy.  Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex.  If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide.  Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds.  We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy.  We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments.  Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future.  In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Modification.  Upon notice to You, we may modify the Policy if that modification-

-	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract.  Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments.  Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Reinstatement.  If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies.  The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state.  Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;
-submit satisfactory evidence of insurability to us; and
-pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

-the monthly deductions overdue at the end of the grace period; plus
-any excess of Policy Debt over Cash Value at the end of the grace period; plus
-three times the Monthly Cost of Insurance charges applicable at the date of reinstatement ; plus
-three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law.  We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us.  We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund.  This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund.  In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund.  Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund.  If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
During 2009, 2010 and 2011, commissions of $998,213, $532,077 and $643,555 respectively were paid and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions.  Thus, this summary will apply to their Policies.  For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance than an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.
IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code.  If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702.  Before requesting a change under a pre-2009 Policy, you should consult with a qualified tax advisor on the potential impact of IRS Notice 2006-95.
For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.
Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account.  You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.  If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds.  Tax obligations will depend on your individual circumstances and those of the beneficiary.  Please contact your tax advisor.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits.  Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A

Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.  The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk-The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium-The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

-	the Issue Date,

-	the Business Day we approve the application for a Policy, or

-	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy.  The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.

Our Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481, or such other address as we may specify to You by written notice.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.  The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death.  The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender-The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each investment option.

Unit Value-The value of each Unit of assets in an investment option.

Valuation Date-A day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

You-is the owner of the Policy.

Appendix B
PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•  Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•  Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.

1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request.  There is no charge for the SAI.  We currently do not charge for personalized illustrations but reserve the right to do so.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-65048
Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

May 1, 2012

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated May 1, 2012.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)(“the Company”) at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-888-594-2654.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G
FINANCIAL STATEMENTS OF THE COMPANY

1

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.  Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account is fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 29, 2012, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than temporary impairments in 2009), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2012, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

o	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2009, 2010 and 2011, were approximately $9,607,661, $10,200,199 and $14.303,925, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.  For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables.  For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

Expense Charges Applied to Premium.  We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance.  We will from time to time determine the applicable premium tax rate based on the rate we expect to pay.  The premium tax rate is guaranteed not to exceed 4%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations.  This charge is guaranteed not to exceed 1.25%.  The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years.  This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year.  Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender.  If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein Small/Mid Cap Value A Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio Sub-Account, AllianceBernstein VPS International Growth Portfolio B Sub-Account, AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account, AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth-Income Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, Blackrock Global Allocation V.I. Fund (Class 1) Sub-Account, BlackRock Value Opportunities V.I. Fund Sub-Account, Columbia Marsico Growth Portfolio, Variable Series Class A Sub-Account, Columbia Marsico International Opportunity Portfolio, VS Class B Sub-Account, Delaware VIP REIT Series (Standard Class) Sub-Account, Delaware VIP Small Cap Value Series (SC) Sub-Account, Delaware VIP Smid Cap Growth Series Standard Class Sub-Account, Dreyfus Developing Leaders Portfolio Sub-Account, Dreyfus Growth and Income Portfolio Sub-Account, Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, Dreyfus Quality Bond Portfolio Sub-Account, Dreyfus Stock Index Fund Inc.(Initial Class) Sub-Account, Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account, DWS Large Cap Value VIP (Class A) Sub-Account, DWS Small Cap Index Fund (Class A) Sub-Account, DWS Small Cap Index VIP Class B Sub-Account, Fidelity VIP Balanced Portfolio (IC) Sub-Account, Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 20 Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account, Fidelity VIP High Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account, Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Global Real Estate Securities Fund (Class 1) Sub-Account, Franklin Mutual Shares Securities Fund (Class 1) Sub-Account, Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account, Goldman Sachs VIT Capital Growth Fund Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Invesco V.I. Basic Value Initial Sub-Account, Invesco V.I. Capital Appreciation Fund Sub-Account, Invesco V.I. Capital Development I Sub-Account, Invesco V.I. Core Equity Fund I Sub-Account, Invesco V.I. International Growth Fund I Sub-Account, Invesco V.I. Mid Cap Core Equity Fund Sub-Account, Invesco V.I. Small Cap Equity Fund I Sub-Account, Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class I)  Sub-Account, JPMorgan Insurance Trust Small Cap Core Portfolio (Class I) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class I) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account, Lord Abbett Series Fund - International Opportunities Portfolio VC Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio I Class Sub-Account, MFS VIT II Growth Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio S Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio Series Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio I Class
Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, Neuberger Berman AMT Regency Portfolio Class I Sub-Account, Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Partners Portfolio Class I Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Main Street Small & Mid Cap Fund/VA (Non-Service Shares) Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account, Rydex VT Nova Fund Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC BlackRock Large Cap Index Fund (Initial Class) Sub-Account, SC BlackRock Small Cap Index Fund (Initial Class) Sub-Account, SC PIMCO High Yield Fund (Initial Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account, Sun Capital Money Market Fund (Initial Class) Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, FranklinTempleton VIP Templeton Foreign Securitas Fund (Class 1) Sub-Account, FranklinTempleton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Templeton Growth Securities Fund (Class 1) Sub-Account, FranklinTempleton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, Invesco Van Kampen V.I. Growth and Income Fund I Sub-Account, Van Kampen UIF Mid Cap Growth Portfolio Sub-Account, Wanger USA Sub-Account, DWS Strategic Value VIP - Class A Sub-Account, Fidelity VIP Asset Manager: Growth Portfolio (Initial Class) Sub-Account, Invesco V.I. Dynamics Fund I Sub-Account, and Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the "Sub-Accounts"), as of December 31, 2011, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2011, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 23, 2012

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2011
Assets:	Shares	Cost	Value
Investments at fair value:
Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	111,142	$ 1,331,689	$ 1,295,919
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	41,619	1,247,465	1,291,451
AllianceBernstein Small/Mid Cap Value A Sub-Account (ASM)	90,767	1,417,136	1,403,256
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2)	524	7,398	7,597
AllianceBernstein VPS Growth and Income Portfolio Sub-Account (AN3)	6,391	105,403	114,150
AllianceBernstein VPS International Growth Portfolio B Sub-Account (AN4)	108,949	1,668,570	1,626,612
AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account (IVP)	556,706	7,822,898	6,402,124
AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account (AN5)	27,464	380,984	456,172
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	60,531	530,509	540,545
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	2,598	28,242	28,243
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	89,285	1,767,608	1,722,316
American Funds Insurance Series Global Growth-Income Fund Class 2 Sub-Account (307)	378	3,420	3,472
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	135,548	7,634,882	7,005,121
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	5,358	158,381	177,189
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	158,478	1,805,466	1,651,342
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	1,121,888	19,793,396	17,007,825
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	60,354	1,096,298	1,028,429
Blackrock Global Allocation V.I. Fund (Class 1) Sub-Account (BLG)	7,927	127,327	117,869
BlackRock Value Opportunities V.I. Fund Sub-Account (MLV)	203,546	3,983,384	3,492,853
Columbia Marsico Growth Portfolio, Variable Series Class A Sub-Account (NNG)	40,067	788,776	798,136
Columbia Marsico International Opportunity Portfolio, VS Class B Sub-Account (NMI)	938	13,273	12,467
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	376,033	3,692,642	3,937,067
Delaware VIP Small Cap Value Series (SC) Sub-Account (DSV)	162,485	4,623,496	5,100,408
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (DGO)	18,627	413,739	431,962
Dreyfus Developing Leaders Portfolio Sub-Account (DSC)	35,770	1,252,169	939,309
Dreyfus Growth and Income Portfolio Sub-Account (DGI)	971	16,672	18,407
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	2,070	28,461	24,778
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	52,068	595,717	685,214
Dreyfus Quality Bond Portfolio Sub-Account (DQB)	16,018	171,305	190,937
Dreyfus Stock Index Fund Inc.(Initial Class) Sub-Account (DSI)	1,746,397	45,183,279	51,483,789
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	56,412	1,824,147	2,143,643
DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account (SCV)	79,857	985,191	907,177

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
DWS Large Cap Value VIP (Class A) Sub-Account (001)	3,688	$ 46,054	$ 42,629
DWS Small Cap Index Fund (Class A) Sub-Account (SSI)	579,958	6,290,885	6,826,101
DWS Small Cap Index VIP Class B Sub-Account (SSC)	154,809	1,633,191	1,822,105
Fidelity VIP Balanced Portfolio (IC) Sub-Account (FVI)	2,391	35,042	34,987
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	689,357	14,514,598	15,868,988
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	98,303	2,173,576	2,225,587
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE3)	240,119	4,948,449	4,487,819
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	86,005	896,845	892,730
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	62,657	668,665	639,731
Fidelity VIP Freedom 20 Portfolio (Initial Class) Sub-Account (FF3)	46,350	439,045	449,591
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	72,187	830,237	908,838
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	3,156	110,746	116,431
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (FL3)	25,536	875,483	932,824
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	247,284	1,400,475	1,332,860
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	204	24,673	26,371
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	1,918,781	23,983,618	24,886,585
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	248,380	7,146,551	7,222,905
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	102,068,947	102,068,947	102,068,947
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	19,876	284,495	270,905
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (FL2)	56,016	753,205	757,341
First Eagle Overseas Variable Fund Sub-Account (SGI)	2,754	74,880	72,230
Franklin Global Real Estate Securities Fund (Class 1) Sub-Account (FRE)	15,046	183,870	172,575
Franklin Mutual Shares Securities Fund (Class 1) Sub-Account (FSS)	73,962	1,120,098	1,151,595
Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account (FSC)	37,437	562,035	793,297
Goldman Sachs VIT Capital Growth Fund Sub-Account (GS7)	2,214	27,352	25,771
Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account (GS3)	5,636	54,879	60,864
Invesco V.I. Basic Value Initial Sub-Account (AI6)	7,459	48,160	45,652
Invesco V.I. Capital Appreciation Fund Sub-Account (AI1)	89,831	1,969,978	1,924,189
Invesco V.I. Capital Development I Sub-Account (AAH)	2,380	35,289	29,633
Invesco V.I. Core Equity Fund I Sub-Account (AI3)	2,320	53,548	62,001
Invesco V.I. International Growth Fund I Sub-Account (AI4)	54,811	1,421,832	1,445,377
Invesco V.I. Mid Cap Core Equity Fund Sub-Account (A22)	45,418	542,224	525,033
Invesco V.I. Small Cap Equity Fund I Sub-Account (ASC)	1,019	14,962	16,727
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	321,239	4,801,238	4,937,443

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
JPMorgan Insurance Trust Core Bond Portfolio (Class I) Sub-Account (JM7)	336,836	$ 3,539,846	$ 3,944,347
JPMorgan Insurance Trust Small Cap Core Portfolio (Class I) Sub-Account (JP6)	50,562	585,315	718,984
JPMorgan Insurance Trust U.S. Equity Portfolio (Class I) Sub-Account (JP4)	8,120	85,392	123,583
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	90,301	1,794,650	1,672,379
Lord Abbett Series Fund - International Opportunities Portfolio VC Sub-Account (LA3)	9,939	87,542	72,555
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MF9)	538	16,910	17,150
MFS Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	12,988	405,317	411,081
MFS VIT II Bond Portfolio I Class Sub-Account (MFS)	3,406	39,515	39,751
MFS VIT II Government Securities Portfolio I Class Sub-Account (MF6)	986,111	13,055,347	13,529,435
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	37,737	500,977	513,979
MFS VIT II Growth Portfolio I Class Sub-Account (MF2)	13,272	178,076	293,182
MFS VIT II Growth Portfolio S Class Sub-Account (MFF)	17,384	311,214	376,889
MFS VIT II High Yield Portfolio S Class Sub-Account (MFC)	16,950	98,039	94,750
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	181,811	2,584,134	1,999,925
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (M11)	11,275	111,537	129,097
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	26,460	278,158	300,856
MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account (MC1)	44,403	247,354	245,104
MFS VIT II Money Market Portfolio Sub-Account (MMS)	58,294,939	58,294,939	58,294,939
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	52,482	790,770	772,539
MFS VIT II Global Research Portfolio Series Sub-Account (RES)	346	6,051	6,131
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	186,433	2,737,481	2,580,238
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	235,790	3,811,322	3,881,104
MFS VIT II Utilities Portfolio I Class Sub-Account (MF5)	96,225	1,961,816	2,149,666
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	3,324	61,026	73,465
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	58,109	891,432	727,521
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	17,383	207,482	240,579
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	1,546	23,050	23,362
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	1,139,820	13,086,940	12,629,205
MFS VIT II International Value Portfolio I Class Sub-Account (IGI)	579,706	8,532,191	8,788,350
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	588,244	7,260,230	7,023,632
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	343,737	5,715,340	5,712,911
MFS VIT II Value Portfolio I Class Sub-Account (EIS)	858,013	10,453,648	10,845,281

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	13,886	$ 141,150	$ 160,517
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	35,013	585,904	616,224
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	25,721	230,856	248,721
Neuberger Berman AMT Regency Portfolio Class I Sub-Account (NAR)	92,235	1,391,506	1,315,268
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)	42,516	481,404	458,742
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	590	12,987	16,249
Neuberger Berman AMT Partners Portfolio Class I Sub-Account (NPP)	2,409	31,607	24,069
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	151,515	5,647,381	6,022,710
Oppenheimer Global Securities Fund/VA (Non-Service Shares) Sub-Account (OGS)	117,247	3,181,537	3,219,604
Oppenheimer Main Street Small & Mid Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	140,881	2,278,899	2,418,931
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	216,707	1,702,602	1,560,292
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	106,758	1,439,876	1,457,250
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	2,275,920	30,286,229	31,749,083
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	7,650,214	85,407,383	84,305,359
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	684,908	6,719,250	6,897,023
Rydex VT Nova Fund Sub-Account (RX1)	4	60	291
SC Davis Venture Value Fund (Initial Class) Sub-Account (SC7)	47,003	497,796	516,088
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	953,295	11,574,182	9,294,624
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	221,255	1,776,550	1,916,071
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	206,791	2,127,773	2,105,134
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	316,976	2,451,829	2,047,666
SC BlackRock Large Cap Index Fund (Initial Class) Sub-Account (SCM)	28,639	242,398	236,558
SC BlackRock Small Cap Index Fund (Initial Class) Sub-Account (SCB)	74,680	940,212	927,521
SC PIMCO High Yield Fund (Initial Class) Sub-Account (SPC)	486,207	4,697,403	4,502,277
SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account (SC5)	352,437	4,663,911	4,846,002
Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account (SC2)	483,088	4,475,413	4,608,658
Sun Capital Money Market Fund (Initial Class) Sub-Account (SC1)	9,633,672	9,633,672	9,633,672
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	1,091,946	11,805,310	12,437,263
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	1,111,326	19,079,656	21,581,943
FranklinTempleton VIP Templeton Foreign Securitas Fund (Class 1) Sub-Account (TFS)	349,649	5,022,813	4,468,521
FranklinTempleton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	19,995	284,623	251,143

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2011
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Templeton Growth Securities Fund (Class 1) Sub-Account (TSF)	563,829	$ 6,604,223	$ 5,790,524
FranklinTempleton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	3,600	45,765	36,398
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	299,720	6,937,275	6,072,330
Invesco Van Kampen V.I. Growth and Income Fund I Sub-Account (VGI)	75,414	1,330,792	1,340,106
Van Kampen UIF Mid Cap Growth Portfolio Sub-Account (VMG)	465,970	4,933,233	5,228,178
Wanger USA Sub-Account (USC)	49,179	1,377,920	1,465,536
Total investments		$ 668,328,869	$ 673,130,957

Receivable from Sponsor			-

Total assets		$ 668,328,869	$ 673,130,957
Liabilities:
Payable to Sponsor			$ -
Total liabilities			-
Net Assets			$ 673,130,957

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011

Net Assets:
	Units	Value

AL4	109,112	$ 1,295,919
AL3	126,039	1,291,451
ASM	142,642	1,403,256
AN2	645	7,597
AN3	8,205	114,150
AN4	70,973	1,626,612
IVP	879,184	6,402,124
AN5	21,449	456,172
308	40,466	540,545
301	2,163	28,243
304	121,572	1,722,316
307	238	3,472
303	472,679	7,005,121
302	13,088	177,189
305	105,086	1,651,342
300	1,296,314	17,007,825
306	69,208	1,028,429
BLG	9,098	117,869
MLV	256,733	3,492,853
NNG	77,574	798,136
NMI	1,604	12,467
DRS	212,438	3,937,067
DSV	295,654	5,100,408
DGO	22,219	431,962
DSC	81,354	939,309
DGI	1,530	18,407
DTG	1,612	24,778
DMC	52,847	685,214
DQB	9,536	190,937
DSI	4,539,472	51,483,789
DCA	128,846	2,143,643
SCV	60,954	907,177
001	4,606	42,629
SSI	486,857	6,826,101
SSC	94,626	1,822,105
FVI	2,377	34,987
FCN	590,441	15,868,988
FL1	115,299	2,225,587
FE3	351,319	4,487,819
FF1	76,011	892,730
FF2	56,245	639,731

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011

Net Assets (continued):
	Units	Value

FF3	41,548	$ 449,591
FVG	73,170	908,838
FGP	6,956	116,431
FL3	70,297	932,824
FHI	81,700	1,332,860
FIP	1,406	26,371
FIG	1,120,046	24,886,585
FMC	596,010	7,222,905
FL5	8,612,141	102,068,947
FOF	22,096	270,905
FL2	49,216	757,341
SGI	5,273	72,230
FRE	19,860	172,575
FSS	86,683	1,151,595
FSC	55,946	793,297
GS7	2,000	25,771
GS3	4,478	60,864
AI6	4,684	45,652
AI1	201,648	1,924,189
AAH	3,598	29,633
AI3	3,624	62,001
AI4	69,212	1,445,377
A22	37,133	525,033
ASC	1,576	16,727
MVP	377,507	4,937,443
JM7	316,156	3,944,347
JP6	45,502	718,984
JP4	8,286	123,583
LRI	112,082	1,672,379
LA3	5,190	72,555
MF9	1,306	17,150
MFL	28,698	411,081
MFS	2,811	39,751
MF6	590,036	13,529,435
MFK	31,343	513,979
MF2	15,336	293,182
MFF	22,392	376,889
MFC	4,573	94,750
IG1	110,778	1,999,925
M11	11,696	129,097
M1B	21,855	300,856

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011

Net Assets (continued):
	Units	Value

MC1	22,202	$ 245,104
MMS	4,347,643	58,294,939
M1A	42,820	772,539
RES	479	6,131
EME	213,625	2,580,238
MFJ	242,714	3,881,104
MF5	69,506	2,149,666
MFE	2,691	73,465
MV1	47,433	727,521
RG1	25,810	240,579
GGR	997	23,362
IGS	1,069,611	12,629,205
IGI	939,138	8,788,350
RIS	482,073	7,023,632
TRS	262,291	5,712,911
EIS	912,338	10,845,281
MF7	10,136	160,517
RE1	43,139	616,224
SI1	15,899	248,721
NAR	92,745	1,315,268
NLM	28,864	458,742
NMC	822	16,249
NPP	1,543	24,069
OCF	508,147	6,022,710
OGS	217,141	3,219,604
OSC	159,108	2,418,931
PCR	136,525	1,560,292
PMB	96,174	1,457,250
PRR	1,751,159	31,749,083
PTR	4,819,074	84,305,359
SCP	553,894	6,897,023
RX1	34	291
SC7	53,849	516,088
SC3	355,039	9,294,624
SGC	187,441	1,916,071
SDC	189,824	2,105,134
SLC	232,807	2,047,666
SCM	16,754	236,558
SCB	71,430	927,521
SPC	359,327	4,502,277
SC5	214,124	4,846,002

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011

Net Assets (continued):
	Units	Value

SC2	246,998	$ 4,608,658
SC1	808,417	9,633,672
TBC	1,117,070	12,437,263
REI	1,252,501	21,581,943
TFS	308,639	4,468,521
FTI	12,498	251,143
TSF	329,229	5,790,524
FTG	2,181	36,398
RNA	442,841	6,072,330
VGI	96,677	1,340,106
VMG	279,113	5,228,178
USC	131,077	1,465,536

Total net assets		$ 673,130,957

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	AL4	AL3	ASM
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 5,601	$ -	$ 6,112

Net realized and change in unrealized losses:
Net realized gains on sale of investments	129,600	140,218	21,695
Realized gain distributions	-	-	-
Net realized gains	129,600	140,218	21,695

Net change in unrealized appreciation/ depreciation	(254,755)	(165,520)	(139,043)

Net realized and change in unrealized losses	(125,155)	(25,302)	(117,348)

Decrease in net assets from operations	$ (119,554)	$ (25,302)	$ (111,236)

	AN2	AN3	AN4
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 42	$ 1,284	$ 54,895

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of investments	(959)	(12,938)	(197,447)
Realized gain distributions	-	-	-
Net realized losses	(959)	(12,938)	(197,447)

Net change in unrealized appreciation/ depreciation	(1,772)	16,566	(189,975)

Net realized and change in unrealized (losses) gains	(2,731)	3,628	(387,422)

(Decrease) increase in net assets from operations	$ (2,689)	$ 4,912	$ (332,527)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	IVP	AN5	308
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 304,943	$ -	$ 8,457

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	58,485	29,619	2,035
Realized gain distributions	-	-	-
Net realized gains	58,485	29,619	2,035

Net change in unrealized appreciation/ depreciation	(1,811,011)	(17,536)	1,056

Net realized and change in unrealized (losses) gains	(1,752,526)	12,083	3,091

(Decrease) increase in net assets from operations	$ (1,447,583)	$ 12,083	$ 11,548

	301	304	307
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 793	$ 20,948	$ 76

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2	14,842	(12)
Realized gain distributions	-	-	-
Net realized gains (losses)	2	14,842	(12)

Net change in unrealized appreciation/ depreciation	380	(103,465)	52

Net realized and change in unrealized gains (losses)	382	(88,623)	40

Increase (decrease) in net assets from operations	$ 1,175	$ (67,675)	$ 116

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	303	302	305
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 35,005	$ 2,853	$ 130,764

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	90,188	4,825	(10,827)
Realized gain distributions	-	-	-
Net realized gains (losses)	90,188	4,825	(10,827)

Net change in unrealized appreciation/ depreciation	(764,402)	(12,641)	(82,025)

Net realized and change in unrealized losses	(674,214)	(7,816)	(92,852)

(Decrease) increase in net assets from operations	$ (639,209)	$ (4,963)	$ 37,912

	300	306	BLG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 334,104	$ 4,063	$ 2,763

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(460,888)	(8,175)	4,026
Realized gain distributions	-	-	2,679
Net realized (losses) gains	(460,888)	(8,175)	6,705

Net change in unrealized appreciation/ depreciation	(2,684,658)	(68,096)	(15,525)

Net realized and change in unrealized losses	(3,145,546)	(76,271)	(8,820)

Decrease in net assets from operations	$ (2,811,442)	$ (72,208)	$ (6,057)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	MLV	NNG	NMI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 14,910	$ 2,731	$ 115

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(25,221)	981	(59)
Realized gain distributions	-	-	-
Net realized (losses) gains	(25,221)	981	(59)

Net change in unrealized appreciation/ depreciation	(75,938)	9,323	(2,554)

Net realized and change in unrealized (losses) gains	(101,159)	10,304	(2,613)

(Decrease) increase in net assets from operations	$ (86,249)	$ 13,035	$ (2,498)

	DRS	DSV	DGO
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 64,261	$ 31,929	$ 3,917

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	419,995	963,413	48,010
Realized gain distributions	-	-	11,211
Net realized gains	419,995	963,413	59,221

Net change in unrealized appreciation/ depreciation	(101,607)	(1,153,735)	(28,234)

Net realized and change in unrealized gains (losses)	318,388	(190,322)	30,987

Increase (decrease) in net assets from operations	$ 382,649	$ (158,393)	$ 34,904

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	DSC	DGI	DTG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 4,191	$ 240	$ -

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(65,859)	(502)	(2,067)
Realized gain distributions	-	-	-
Net realized losses	(65,859)	(502)	(2,067)

Net change in unrealized appreciation/ depreciation	(86,242)	(226)	(3,610)

Net realized and change in unrealized losses	(152,101)	(728)	(5,677)

Decrease in net assets from operations	$ (147,910)	$ (488)	$ (5,677)

	DMC	DQB	DSI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,186	$ 6,234	$ 1,414,586

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	5,179	241	3,419,490
Realized gain distributions	-	-	-
Net realized gains	5,179	241	3,419,490

Net change in unrealized appreciation/ depreciation	(10,652)	5,633	(3,639,314)

Net realized and change in unrealized (losses) gains	(5,473)	5,874	(219,824)

(Decrease) increase in net assets from operations	$ (2,287)	$ 12,108	$ 1,194,762

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	DCA	SCV	001
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 36,845	$ 10,972	$ -

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of investments	(44,463)	180,641	(96)
Realized gain distributions	-	-	-
Net realized (losses) gains	(44,463)	180,641	(96)

Net change in unrealized appreciation/ depreciation	196,804	(257,375)	(3,425)

Net realized and change in unrealized gains (losses)	152,341	(76,734)	(3,521)

Increase (decrease) in net assets from operations	$ 189,186	$ (65,762)	$ (3,521)

	SSI	SSC	SHR
	Sub-Account	Sub-Account	Sub-Account1

Income:
Dividend income	$ 45,022	$ 11,192	$ 757

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	434,618	(85,746)	5,448
Realized gain distributions	-	-	-
Net realized gains (losses)	434,618	(85,746)	5,448

Net change in unrealized appreciation/ depreciation	(575,030)	(15,934)	(2,991)

Net realized and change in unrealized (losses) gains	(140,412)	(101,680)	2,457

(Decrease) increase in net assets from operations	$ (95,390)	$ (90,488)	$ 3,214

1These sub-accounts were closed and merged into new sub-accounts during 2011 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2011.  See note 10 for additional information around merged sub-accounts.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	AMG	FVI	FCN
	Sub-Account3	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 606	$ 168,480

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(6)	100	9,714
Realized gain distributions	-	99	-
Net realized (losses) gains	(6)	199	9,714

Net change in unrealized appreciation/ depreciation	(1,570)	(1,855)	(696,189)

Net realized and change in unrealized losses	(1,576)	(1,656)	(686,475)

Decrease in net assets from operations	$ (1,576)	$ (1,050)	$ (517,995)

	FL1	FE3	FF1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 18,564	$ 116,390	$ 19,007

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(122,653)	12,006	20,064
Realized gain distributions	-	-	4,606
Net realized (losses) gains	(122,653)	12,006	24,670

Net change in unrealized appreciation/ depreciation	39,639	(83,199)	(38,146)

Net realized and change in unrealized losses	(83,014)	(71,193)	(13,476)

(Decrease) increase in net assets from operations	$ (64,450)	$ 45,197	$ 5,531
3 Fidelity VIP Asset Manager: Growth Portfolio (Initial Class) Sub-Account (AMG) does not appear on the Statement of Assets and Liabilities as of December 31, 2011 as the sub-account had zero net assets at December 31, 2011.  This sub-account remains a valid investment option and therefore, is properly not listed as a sub-account closure in note 10.

The accompanying notes are an integral part of these financial statements

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	FF2	FF3	FVG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 14,100	$ 9,720	$ 16,765

Net realized and change in unrealized losses:
Net realized gains on sale of investments	11,486	14,082	50,640
Realized gain distributions	2,441	1,356	-
Net realized gains	13,927	15,438	50,640

Net change in unrealized appreciation/ depreciation	(43,069)	(32,282)	(59,745)

Net realized and change in unrealized losses	(29,142)	(16,844)	(9,105)

(Decrease) increase in net assets from operations	$ (15,042)	$ (7,124)	$ 7,660

	FGP	FL3	FHI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 446	$ 1,248	$ 91,735

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	19,902	(21,232)	967
Realized gain distributions	704	3,116	-
Net realized gains (losses)	20,606	(18,116)	967

Net change in unrealized appreciation/ depreciation	(26,819)	(1,205)	(48,579)

Net realized and change in unrealized losses	(6,213)	(19,321)	(47,612)

(Decrease) increase in net assets from operations	$ (5,767)	$ (18,073)	$ 44,123

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	FIP	FIG	FMC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 529	$ 807,043	$ 20,247

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(198)	178,040	886,228
Realized gain distributions	601	645,896	13,416
Net realized gains	403	823,936	899,644

Net change in unrealized appreciation/ depreciation	(445)	64,799	(1,765,308)

Net realized and change in unrealized (losses) gains	(42)	888,735	(865,664)

Increase (decrease) in net assets from operations	$ 487	$ 1,695,778	$ (845,417)

	FL5	FOF	FL2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 24,241	$ 1,136	$ 9,917

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	-	75,594	(148,854)
Realized gain distributions	-	131	2,170
Net realized gains (losses)	-	75,725	(146,684)

Net change in unrealized appreciation/ depreciation	-	(123,406)	(43,431)

Net realized and change in unrealized losses	-	(47,681)	(190,115)

Increase (decrease) in net assets from operations	$ 24,241	$ (46,545)	$ (180,198)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	SGI	FRE	FSS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 3,473	$ 14,416	$ 28,799

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(11,264)	(9,945)	(53,604)
Realized gain distributions	4,818	-	-
Net realized losses	(6,446)	(9,945)	(53,604)

Net change in unrealized appreciation/ depreciation	(5,010)	(14,667)	16,542

Net realized and change in unrealized losses	(11,456)	(24,612)	(37,062)

Decrease in net assets from operations	$ (7,983)	$ (10,196)	$ (8,263)

	FSC	GS7	GS3
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 122	$ 1,080

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	13,361	2,142	(1,260)
Realized gain distributions	-	-	-
Net realized gains (losses)	13,361	2,142	(1,260)

Net change in unrealized appreciation/ depreciation	(50,268)	(3,697)	2,904

Net realized and change in unrealized (losses) gains	(36,907)	(1,555)	1,644

(Decrease) increase in net assets from operations	$ (36,907)	$ (1,433)	$ 2,724

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	AI6	AI1	AAH
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 427	$ 3,210	$ -

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(2,715)	5,386	(106)
Realized gain distributions	-	-	-
Net realized (losses) gains	(2,715)	5,386	(106)

Net change in unrealized appreciation/ depreciation	522	(173,888)	(5,656)

Net realized and change in unrealized losses	(2,193)	(168,502)	(5,762)

Decrease in net assets from operations	$ (1,766)	$ (165,292)	$ (5,762)

	AI3	IV1	AI4
	Sub-Account	Sub-Account1	Sub-Account

Income:
Dividend income	$ 590	$ -	$ 30,080

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	855	6,924	(130,612)
Realized gain distributions	-	-	-
Net realized gains (losses)	855	6,924	(130,612)

Net change in unrealized appreciation/ depreciation	(1,394)	(3,405)	(46,090)

Net realized and change in unrealized (losses) gains	(539)	3,519	(176,702)

Increase (decrease) in net assets from operations	$ 51	$ 3,519	$ (146,622)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	A22	ASC	MVP
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,672	$ -	$ 39,956

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	22,360	2,227	246,021
Realized gain distributions	-	-	-
Net realized gains	22,360	2,227	246,021

Net change in unrealized appreciation/ depreciation	(62,919)	(1,769)	(394,447)

Net realized and change in unrealized (losses) gains	(40,559)	458	(148,426)

(Decrease) increase in net assets from operations	$ (38,887)	$ 458	$ (108,470)

	JM7	JP6	JP4
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 209,074	$ 974	$ 1,508

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	7,672	71,755	360
Realized gain distributions	-	-	-
Net realized gains	7,672	71,755	360

Net change in unrealized appreciation/ depreciation	58,569	(114,514)	(4,209)

Net realized and change in unrealized gains (losses)	66,241	(42,759)	(3,849)

Increase (decrease) in net assets from operations	$ 275,315	$ (41,785)	$ (2,341)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	LRI	LA3	MF9
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 41,835	$ 859	$ 332

Net realized and change in unrealized (losses) gains:
Net realized losses on sale of investments	(19,164)	(43,151)	(52)
Realized gain distributions	-	-	-
Net realized losses	(19,164)	(43,151)	(52)

Net change in unrealized appreciation/ depreciation	(140,271)	(18,956)	97

Net realized and change in unrealized (losses) gains	(159,435)	(62,107)	45

(Decrease) increase in net assets from operations	$ (117,600)	$ (61,248)	$ 377

	MFL	MFS	MF6
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 6,836	$ 1,816	$ 354,915

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(1,054)	69	72,180
Realized gain distributions	-	-	3,340
Net realized (losses) gains	(1,054)	69	75,520

Net change in unrealized appreciation/ depreciation	(1,320)	(193)	220,347

Net realized and change in unrealized (losses) gains	(2,374)	(124)	295,867

Increase in net assets from operations	$ 4,462	$ 1,692	$ 650,782

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	MFK	MF2	MFF
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 17,088	$ 512	$ -

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of investments	(151)	11,416	4,316
Realized gain distributions	172	-	-
Net realized gains	21	11,416	4,316

Net change in unrealized appreciation/ depreciation	15,639	(12,873)	(7,484)

Net realized and change in unrealized gains (losses)	15,660	(1,457)	(3,168)

Increase (decrease) in net assets from operations	$ 32,748	$ (945)	$ (3,168)

	MFC	IG1	M11
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 8,250	$ 20,402	$ 772

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(345)	(4,134)	385
Realized gain distributions	-	194,031	-
Net realized (losses) gains	(345)	189,897	385

Net change in unrealized appreciation/ depreciation	(4,325)	(461,383)	(96)

Net realized and change in unrealized (losses) gains	(4,670)	(271,486)	289

Increase (decrease) in net assets from operations	$ 3,580	$ (251,084)	$ 1,061

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	M1B	MC1	MMS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 898	$ -	$ 14

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	975	594	-
Realized gain distributions	-	-	-
Net realized gains	975	594	-

Net change in unrealized appreciation/ depreciation	(150)	(17,406)	-

Net realized and change in unrealized gains (losses)	825	(16,812)	-

Increase (decrease) in net assets from operations	$ 1,723	$ (16,812)	$ 14

	M1A	RES	EME
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 80	$ 15,397

Net realized and change in unrealized losses:
Net realized gains on sale of investments	5,282	6	397,090
Realized gain distributions	74,737	-	117,850
Net realized gains	80,019	6	514,940

Net change in unrealized appreciation/ depreciation	(172,965)	(517)	(1,083,480)

Net realized and change in unrealized losses	(92,946)	(511)	(568,540)

Decrease in net assets from operations	$ (92,946)	$ (431)	$ (553,143)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	MFJ	MF5	MFE
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 96,093	$ 77,000	$ 2,741

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(211,510)	99,899	(1,685)
Realized gain distributions	-	-	-
Net realized (losses) gains	(211,510)	99,899	(1,685)

Net change in unrealized appreciation/ depreciation	155,138	(31,993)	3,331

Net realized and change in unrealized (losses) gains	(56,372)	67,906	1,646

Increase in net assets from operations	$ 39,721	$ 144,906	$ 4,387

	MV1	RG1	GGR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 10,507	$ 1,887	$ 181

Net realized and change in unrealized losses:
Net realized losses on sale of investments	(6,366)	(1,326)	(111)
Realized gain distributions	51,909	-	-
Net realized gains (losses)	45,543	(1,326)	(111)

Net change in unrealized appreciation/ depreciation	(58,950)	(3,761)	(1,684)

Net realized and change in unrealized losses	(13,407)	(5,087)	(1,795)

Decrease in net assets from operations	$ (2,900)	$ (3,200)	$ (1,614)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	IGS	IGI	RIS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 133,627	$ 96,345	$ 171,008

Net realized and change in unrealized losses:
Net realized gains on sale of investments	677,583	115,193	554,598
Realized gain distributions	1,020,690	-	-
Net realized gains	1,698,273	115,193	554,598

Net change in unrealized appreciation/ depreciation	(3,104,660)	(322,044)	(1,600,395)

Net realized and change in unrealized losses	(1,406,387)	(206,851)	(1,045,797)

Decrease in net assets from operations	$ (1,272,760)	$ (110,506)	$ (874,789)

	TRS	EIS	MF7
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 164,949	$ 62,312	$ 7,904

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	254,898	11,821	5,837
Realized gain distributions	-	259,906	-
Net realized gains	254,898	271,727	5,837

Net change in unrealized appreciation/ depreciation	(310,516)	257,074	(3,951)

Net realized and change in unrealized (losses) gains	(55,618)	528,801	1,886

Increase in net assets from operations	$ 109,331	$ 591,113	$ 9,790

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	RE1	SI1	NAR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 6,244	$ 13,757	$ 9,068

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	4,570	(723)	(14,377)
Realized gain distributions	-	-	-
Net realized gains (losses)	4,570	(723)	(14,377)

Net change in unrealized appreciation/ depreciation	(57,813)	(2,324)	(77,057)

Net realized and change in unrealized losses	(53,243)	(3,047)	(91,434)

(Decrease) increase in net assets from operations	$ (46,999)	$ 10,710	$ (82,366)

	NLM	NMC	NPP
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 18,250	$ -	$ -

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of investments	1,489	93	(623)
Realized gain distributions	-	-	-
Net realized gains (losses)	1,489	93	(623)

Net change in unrealized appreciation/ depreciation	(19,242)	3	(2,475)

Net realized and change in unrealized (losses) gains	(17,753)	96	(3,098)

Increase (decrease) in net assets from operations	$ 497	$ 96	$ (3,098)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	OCF	OGS	OSC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 46,175	$ 46,066	$ 19,668

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	1,714,020	150,390	445,076
Realized gain distributions	-	-	-
Net realized gains	1,714,020	150,390	445,076

Net change in unrealized appreciation/ depreciation	(1,533,680)	(365,073)	(524,432)

Net realized and change in unrealized gains (losses)	180,340	(214,683)	(79,356)

Increase (decrease) in net assets from operations	$ 226,515	$ (168,617)	$ (59,688)

	PCR	PMB	PRR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 92,049	$ 59,668	$ 597,955

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of investments	3,092	6,054	1,071,387
Realized gain distributions	-	-	899,105
Net realized gains	3,092	6,054	1,970,492

Net change in unrealized appreciation/ depreciation	(173,794)	(637)	595,702

Net realized and change in unrealized (losses) gains	(170,702)	5,417	2,566,194

(Decrease) increase in net assets from operations	$ (78,653)	$ 65,085	$ 3,164,149

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	PTR	SCP	RX1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,189,688	$ 23,410	$ -

Net realized and change in unrealized gains (losses):
Net realized gains on sale of investments	1,470,641	530,068	5
Realized gain distributions	1,212,917	-	-
Net realized gains	2,683,558	530,068	5

Net change in unrealized appreciation/ depreciation	(1,851,170)	(762,782)	(28)

Net realized and change in unrealized gains (losses)	832,388	(232,714)	(23)

Increase (decrease) in net assets from operations	$ 3,022,076	$ (209,304)	$ (23)

	SC7	SC3	SGC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 4,768	$ 732,191	$ 30,739

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	34,366	(25,592)	198,172
Realized gain distributions	23,059	-	248,785
Net realized gains (losses)	57,425	(25,592)	446,957

Net change in unrealized appreciation/ depreciation	(80,729)	(1,462,216)	(469,036)

Net realized and change in unrealized losses	(23,304)	(1,487,808)	(22,079)

(Decrease) increase in net assets from operations	$ (18,536)	$ (755,617)	$ 8,660

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	SDC	SLC	SCM
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 23,238	$ 15,027	$ 2,170

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(5,941)	144,713	15,932
Realized gain distributions	16,026	382,464	27,496
Net realized gains	10,085	527,177	43,428

Net change in unrealized appreciation/ depreciation	(26,167)	(728,526)	(43,858)

Net realized and change in unrealized losses	(16,082)	(201,349)	(430)

Increase (decrease) in net assets from operations	$ 7,156	$ (186,322)	$ 1,740

	SCB	SPC	SC5
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,947	$ 369,472	$ 2,960

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(1,857)	108,811	(333,511)
Realized gain distributions	-	130,064	-
Net realized (losses) gains	(1,857)	238,875	(333,511)

Net change in unrealized appreciation/ depreciation	106	(422,762)	(141,488)

Net realized and change in unrealized losses	(1,751)	(183,887)	(474,999)

Increase (decrease) in net assets from operations	$ 196	$ 185,585	$ (472,039)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	SC2	SC1	TBC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 153,944	$ 17,574	$ -

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of investments	(12,647)	-	305,805
Realized gain distributions	68,674	57	-
Net realized gains	56,027	57	305,805

Net change in unrealized appreciation/ depreciation	77,055	-	(16,514)

Net realized and change in unrealized gains	133,082	57	289,291

Increase in net assets from operations	$ 287,026	$ 17,631	$ 289,291

	REI	TFS	FTI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 390,848	$ 92,911	$ 5,024

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of investments	1,219,095	(4,805)	25,070
Realized gain distributions	-	-	-
Net realized gains (losses)	1,219,095	(4,805)	25,070

Net change in unrealized appreciation/ depreciation	(1,824,968)	(601,177)	(64,072)

Net realized and change in unrealized losses	(605,873)	(605,982)	(39,002)

Decrease in net assets from operations	$ (215,025)	$ (513,071)	$ (33,978)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

	TSF	FTG	RNA
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 102,107	$ 527	$ 13,726

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(28,687)	(309)	11,400
Realized gain distributions	-	-	477,682
Net realized (losses) gains	(28,687)	(309)	489,082

Net change in unrealized appreciation/ depreciation	(531,853)	(2,997)	(894,827)

Net realized and change in unrealized losses	(560,540)	(3,306)	(405,745)

Decrease in net assets from operations	$ (458,433)	$ (2,779)	$ (392,019)

	VCP	VGI	VMG
	Sub-Account2	Sub-Account	Sub-Account

Income:
Dividend income	$ 23,022	$ 15,658	$ 19,130

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of investments	(22,414)	58,833	590,536
Realized gain distributions	-	-	2,378
Net realized (losses) gains	(22,414)	58,833	592,914

Net change in unrealized appreciation/ depreciation	(90,938)	(92,525)	(992,496)

Net realized and change in unrealized losses	(113,352)	(33,692)	(399,582)

Decrease in net assets from operations	$ (90,330)	$ (18,034)	$ (380,452)

2 Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account (VCP) does not appear on the Statement of Assets and Liabilities as of December 31, 2011 as the sub-account had zero net assets at December 31, 2011.  This sub-account remains a valid investment option and therefore, is properly not listed as a sub-account closure in note 10.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

USC
Sub-Account

Income:
Dividend income	$ -

Net realized and change in unrealized losses:
Net realized gains on sale of investments	73,897
Realized gain distributions	137,833
Net realized gains	211,730

Net change in unrealized appreciation/ depreciation	(251,712)

Net realized and change in unrealized losses	(39,982)

Decrease in net assets from operations	$ (39,982)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AL4 Sub-Account		AL3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:				2010AL3
Net investment income	$ 5,601	$ -	$ -	$ -
Net realized gains	129,600	206,101	140,218	80,495
Net change in unrealized appreciation/depreciation	(254,755)	22,903	(165,520)	109,402
Net (decrease) increase from operations	(119,554)	229,004	(25,302)	189,897

Contract Owner Transactions:
Purchase payments received	33,054	320,005	381,587	261,831
Transfers between Sub-Accounts
(including the Fixed Account), net	65,474	(460,191)	(110,192)	213,539
Withdrawals and surrenders	-	(1,324,148)	(4,586)	(102,565)
Mortality and expense risk charges	(23,040)	(38,607)	(32,488)	(29,697)
Net increase (decrease) from contract owner transactions	75,488	(1,502,941)	234,321	343,108

Total (decrease) increase in net assets	(44,066)	(1,273,937)	209,019	533,005

Net assets at beginning of year	1,339,985	2,613,922	1,082,432	549,427
Net assets at end of year	$ 1,295,919	$ 1,339,985	$ 1,291,451	$ 1,082,432

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	ASM Sub-Account		AN2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011ASM	2010ASM	2011AN2	2010AN2
Net investment income	$ 6,112	$ 6,741	$ 42	$ 254
Net realized gains (losses)	21,695	286,286	(959)	(201)
Net change in unrealized appreciation/depreciation	(139,043)	(52,020)	(1,772)	2,307
Net (decrease) increase from operations	(111,236)	241,007	(2,689)	2,360

Contract Owner Transactions:
Purchase payments received	138,680	97,295	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	124,986	224,655	2,071	(1,403)
Withdrawals and surrenders	-	(19,431)	(5,349)	-
Mortality and expense risk charges	(26,307)	(29,138)	(423)	(456)
Net increase (decrease) from contract owner transactions	237,359	273,381	(3,701)	(1,859)

Total increase (decrease) in net assets	126,123	514,388	(6,390)	501

Net assets at beginning of year	1,277,133	762,745	13,987	13,486
Net assets at end of year	$ 1,403,256	$ 1,277,133	$ 7,597	$ 13,987

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AN3 Sub-Account		AN4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011AN3	2010AN3	2011AN4	2010AN4
Net investment income	$ 1,284	$ -	$ 54,895	$ 31,245
Net realized losses	(12,938)	(8,540)	(197,447)	(351,137)
Net change in unrealized appreciation/depreciation	16,566	17,669	(189,975)	553,079
Net increase (decrease) from operations	4,912	9,129	(332,527)	233,187

Contract Owner Transactions:
Purchase payments received	13,785	4,366	222,119	195,466
Transfers between Sub-Accounts
(including the Fixed Account), net	32,093	(134)	(199,124)	(105,774)
Withdrawals and surrenders	(6,846)	(168)	(58,818)	(59,788)
Mortality and expense risk charges	(15,189)	(5,680)	(53,276)	(54,930)
Net increase (decrease) from contract owner transactions	23,843	(1,616)	(89,099)	(25,026)

Total increase (decrease) in net assets	28,755	7,513	(421,626)	208,161

Net assets at beginning of year	85,395	77,882	2,048,238	1,840,077
Net assets at end of year	$ 114,150	$ 85,395	$ 1,626,612	$ 2,048,238

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	IVP Sub-Account		AN5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011IVP	2010IVP	2011AN5	2010AN5
Net investment income	$ 304,943	$ 263,566	$ -	$ -
Net realized gains (losses)	58,485	599,313	29,619	(12,055)
Net change in unrealized appreciation/depreciation	(1,811,011)	(1,195,735)	(17,536)	94,288
Net (decrease) increase from operations	(1,447,583)	(332,856)	12,083	82,233

Contract Owner Transactions:
Purchase payments received	205,775	632,786	87,289	93,651
Transfers between Sub-Accounts
(including the Fixed Account), net	1,667,768	(3,002,150)	(45,090)	(15,528)
Withdrawals and surrenders	(18,394)	(6,669,860)	-	-
Mortality and expense risk charges	(75,768)	(172,528)	(9,735)	(8,040)
Net increase (decrease) from contract owner transactions	1,779,381	(9,211,752)	32,464	70,083

Total increase (decrease) in net assets	331,798	(9,544,608)	44,547	152,316

Net assets at beginning of year	6,070,326	15,614,934	411,625	259,309
Net assets at end of year	$ 6,402,124	$ 6,070,326	$ 456,172	$ 411,625

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	308 Sub-Account		301 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011308	2010308	2011301	2010301
Net investment income	$ 8,457	$ 2,286	$ 793	$ 396
Net realized gains	2,035	30	2	1
Net change in unrealized appreciation/depreciation	1,056	9,593	380	(379)
Net increase from operations	11,548	11,909	1,175	18

Contract Owner Transactions:
Purchase payments received	408,719	65,324	12,403	16,453
Transfers between Sub-Accounts
(including the Fixed Account), net	941	46,908	11	126
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(29,575)	(22,301)	(1,422)	(521)
Net increase from contract owner transactions	380,085	89,931	10,992	16,058

Total increase in net assets	391,633	101,840	12,167	16,076

Net assets at beginning of year	148,912	47,072	16,076	-
Net assets at end of year	$ 540,545	$ 148,912	$ 28,243	$ 16,076

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	304 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011304	2010304	2011307	2010307
Net investment income	$ 20,948	$ 9,379	$ 76	$ -
Net realized gains (losses)	14,842	(21,682)	(12)	-
Net change in unrealized appreciation/depreciation	(103,465)	60,722	52	-
Net (decrease) increase from operations	(67,675)	48,419	116	-

Contract Owner Transactions:
Purchase payments received	968,346	113,206	2,641	28
Transfers between Sub-Accounts
(including the Fixed Account), net	(21,718)	195,914	963	18
Withdrawals and surrenders	(421)	(13,057)	-	-
Mortality and expense risk charges	(31,093)	(22,004)	(278)	(16)
Net increase from contract owner transactions	915,114	274,059	3,326	30

Total increase in net assets	847,439	322,478	3,442	30

Net assets at beginning of year	874,877	552,399	30	-
Net assets at end of year	$ 1,722,316	$ 874,877	$ 3,472	$ 30

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	303 Sub-Account		302 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011303	2010303	2011302	2010302
Net investment income	$ 35,005	$ 9,998	$ 2,853	$ 2,076
Net realized gains	90,188	114,604	4,825	6,429
Net change in unrealized appreciation/depreciation	(764,402)	134,641	(12,641)	9,295
Net (decrease) increase from operations	(639,209)	259,243	(4,963)	17,800

Contract Owner Transactions:
Purchase payments received	629,692	187,723	5,944	49,060
Transfers between Sub-Accounts
(including the Fixed Account), net	5,858,346	1,558,098	44,254	3,919
Withdrawals and surrenders	(26,681)	(658,140)	(6,187)	1
Mortality and expense risk charges	(128,483)	(35,468)	(4,883)	(4,841)
Net increase from contract owner transactions	6,332,874	1,052,213	39,128	48,139

Total increase in net assets	5,693,665	1,311,456	34,165	65,939

Net assets at beginning of year	1,311,456	-	143,024	77,085
Net assets at end of year	$ 7,005,121	$ 1,311,456	$ 177,189	$ 143,024

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	305 Sub-Account		300 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011305	2010305	2011300	2010300
Net investment income	$ 130,764	$ 91,752	$ 334,104	$ 276,067
Net realized (losses) gains	(10,827)	355	(460,888)	190,397
Net change in unrealized appreciation/depreciation	(82,025)	(72,099)	(2,684,658)	(276,986)
Net increase (decrease) from operations	37,912	20,008	(2,811,442)	189,478

Contract Owner Transactions:
Purchase payments received	50,875	103,421	948,435	263,050
Transfers between Sub-Accounts
(including the Fixed Account), net	(90,907)	1,576,072	(586,144)	16,145,657
Withdrawals and surrenders	-	-	-	(809,179)
Mortality and expense risk charges	(42,101)	(3,938)	(327,518)	(222,551)
Net (decrease) increase from contract owner transactions	(82,133)	1,675,555	34,773	15,376,977

Total (decrease) increase in net assets	(44,221)	1,695,563	(2,776,669)	15,566,455

Net assets at beginning of year	1,695,563	-	19,784,494	4,218,039
Net assets at end of year	$ 1,651,342	$ 1,695,563	$ 17,007,825	$ 19,784,494

The accompanying notes are an integral part of these financial statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	306 Sub-Account		BLG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011306	2010306	2011BLG	2010BLG
Net investment income	$ 4,063	$ 19	$ 2,763	$ 747
Net realized (losses) gains	(8,175)	-	6,705	15,171
Net change in unrealized appreciation/depreciation	(68,096)	227	(15,525)	6,067
Net (decrease) increase from operations	(72,208)	246	(6,057)	21,985

Contract Owner Transactions:
Purchase payments received	829,464	-	12,377	21,914
Transfers between Sub-Accounts
(including the Fixed Account), net	281,755	1,064	51,116	42,013
Withdrawals and surrenders	-	-	(2,570)	-
Mortality and expense risk charges	(11,877)	(15)	(3,073)	(19,836)
Net increase from contract owner transactions	1,099,342	1,049	57,850	44,091

Total increase in net assets	1,027,134	1,295	51,793	66,076

Net assets at beginning of year	1,295	-	66,076	-
Net assets at end of year	$ 1,028,429	$ 1,295	$ 117,869	$ 66,076

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MLV Sub-Account		NNG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MLV	2010MLV	2011NNG	2010NNG
Net investment income	$ 14,910	$ 17,182	$ 2,731	$ -
Net realized (losses) gains	(25,221)	(38,119)	981	-
Net change in unrealized appreciation/depreciation	(75,938)	831,813	9,323	37
Net (decrease) increase from operations	(86,249)	810,876	13,035	37

Contract Owner Transactions:
Purchase payments received	7,717	7,353	795,123	23,021
Transfers between Sub-Accounts
(including the Fixed Account), net	10	381	(27,162)	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(52,907)	(49,247)	(5,914)	(4)
Net (decrease) increase from contract owner transactions	(45,180)	(41,513)	762,047	23,017

Total (decrease) increase in net assets	(131,429)	769,363	775,082	23,054

Net assets at beginning of year	3,624,282	2,854,919	23,054	-
Net assets at end of year	$ 3,492,853	$ 3,624,282	$ 798,136	$ 23,054

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	NMI Sub-Account		DRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011NMI	2010NMI	2011DRS	2010DRS
Net investment income	$ 115	$ 70	$ 64,261	$ 44,158
Net realized (losses) gains	(59)	(117)	419,995	201,113
Net change in unrealized appreciation/depreciation	(2,554)	1,528	(101,607)	243,634
Net (decrease) increase from operations	(2,498)	1,481	382,649	488,905

Contract Owner Transactions:
Purchase payments received	3,363	3,074	874,212	705,702
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(389,949)	1,111,639
Withdrawals and surrenders	-	-	-	(2,111)
Mortality and expense risk charges	(624)	(592)	(71,843)	(46,467)
Net increase from contract owner transactions	2,739	2,482	412,420	1,768,763

Total increase in net assets	241	3,963	795,069	2,257,668

Net assets at beginning of year	12,226	8,263	3,141,998	884,330
Net assets at end of year	$ 12,467	$ 12,226	$ 3,937,067	$ 3,141,998

.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	DSV Sub-Account		DGO Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011DSV	2010DSV	2011DGO	2010DGO
Net investment income	$ 31,929	$ 28,421	$ 3,917	$ -
Net realized gains	963,413	36,053	59,221	1,447
Net change in unrealized appreciation/depreciation	(1,153,735)	1,196,227	(28,234)	65,496
Net (decrease) increase from operations	(158,393)	1,260,701	34,904	66,943

Contract Owner Transactions:
Purchase payments received	510,895	1,508,876	316,555	2,240
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,275,282)	(349,562)	(171,870)	249,281
Withdrawals and surrenders	(273,967)	(19,535)	(100,026)	(1,486)
Mortality and expense risk charges	(115,467)	(111,130)	(22,169)	(11,927)
Net (decrease) increase from contract owner transactions	(1,153,821)	1,028,649	22,490	238,108

Total (decrease) increase in net assets	(1,312,214)	2,289,350	57,394	305,051

Net assets at beginning of year	6,412,622	4,123,272	374,568	69,517
Net assets at end of year	$ 5,100,408	$ 6,412,622	$ 431,962	$ 374,568

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	DSC Sub-Account		DGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011DGO	2010DGO	2011DSC	2010DSC
Net investment income	$ 4,191	$ 7,565	$ 240	$ 195
Net realized losses	(65,859)	(18,633)	(502)	(1,019)
Net change in unrealized appreciation/depreciation	(86,242)	305,419	(226)	3,548
Net (decrease) increase from operations	(147,910)	294,351	(488)	2,724

Contract Owner Transactions:
Purchase payments received	5,878	9,232	2,228	3,873
Transfers between Sub-Accounts
(including the Fixed Account), net	(123,783)	(4)	-	(466)
Withdrawals and surrenders	(12,468)	(6,202)	-	(365)
Mortality and expense risk charges	(16,828)	(19,154)	(1,743)	(1,768)
Net (decrease) increase from contract owner transactions	(147,201)	(16,128)	485	1,274

Total (decrease) increase in net assets	(295,111)	278,223	(3)	3,998

Net assets at beginning of year	1,234,420	956,197	18,410	14,412
Net assets at end of year	$ 939,309	$ 1,234,420	$ 18,407	$ 18,410

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	DTG Sub-Account		DMC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011DGI	2010DGI	2011DTG	2010DTG
Net investment income	$ -	$ -	$ 3,186	$ 929
Net realized (losses) gains	(2,067)	-	5,179	8,585
Net change in unrealized appreciation/depreciation	(3,610)	(78)	(10,652)	91,575
Net (decrease) increase from operations	(5,677)	(78)	(2,287)	101,089

Contract Owner Transactions:
Purchase payments received	3,655	279	82,002	101,788
Transfers between Sub-Accounts
(including the Fixed Account), net	19,626	8,020	(5,417)	356,016
Withdrawals and surrenders	-	(229)	(2,221)	(12,017)
Mortality and expense risk charges	(733)	(190)	(11,682)	(7,980)
Net increase from contract owner transactions	22,548	7,880	62,682	437,807

Total increase in net assets	16,871	7,802	60,395	538,896

Net assets at beginning of year	7,907	105	624,819	85,923
Net assets at end of year	$ 24,778	$ 7,907	$ 685,214	$ 624,819

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	DQB Sub-Account		DSI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011DMC	2010DMC	2011DQB	2010DQB
Net investment income	$ 6,234	$ 7,095	$ 1,414,586	$ 1,154,690
Net realized gains (losses)	241	981	3,419,490	(6,184,285)
Net change in unrealized appreciation/depreciation	5,633	6,673	(3,639,314)	14,095,533
Net increase from operations	12,108	14,749	1,194,762	9,065,938

Contract Owner Transactions:
Purchase payments received	1,438	2,227	3,473,677	4,261,668
Transfers between Sub-Accounts
(including the Fixed Account), net	-	177	(13,390,768)	(5,102,685)
Withdrawals and surrenders	-	(16,985)	(206,494)	(5,703,274)
Mortality and expense risk charges	(3,486)	(4,268)	(1,134,416)	(1,359,403)
Net decrease from contract owner transactions	(2,048)	(18,849)	(11,258,001)	(7,903,694)

Total increase (decrease) in net assets	10,060	(4,100)	(10,063,239)	1,162,244

Net assets at beginning of year	180,877	184,977	61,547,028	60,384,784
Net assets at end of year	$ 190,937	$ 180,877	$ 51,483,789	$ 61,547,028

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	DCA Sub-Account		SCV Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011DSI	2010DSI	2011DCA	2010DCA
Net investment income	$ 36,845	$ 26,375	$ 10,972	$ 7,077
Net realized (losses) gains	(44,463)	(10,336)	180,641	(1,190)
Net change in unrealized appreciation/depreciation	196,804	207,945	(257,375)	127,746
Net increase (decrease) from operations	189,186	223,984	(65,762)	133,633

Contract Owner Transactions:
Purchase payments received	169,719	459,443	253,854	289,083
Transfers between Sub-Accounts
(including the Fixed Account), net	(29,349)	1,087	57,977	44,806
Withdrawals and surrenders	-	(381)	(233,938)	(1,583)
Mortality and expense risk charges	(46,388)	(32,931)	(24,400)	(19,335)
Net increase from contract owner transactions	93,982	427,218	53,493	312,971

Total increase (decrease) in net assets	283,168	651,202	(12,269)	446,604

Net assets at beginning of year	1,860,475	1,209,273	919,446	472,842
Net assets at end of year	$ 2,143,643	$ 1,860,475	$ 907,177	$ 919,446

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	001 Sub-Account		SSI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SCV	2010SCV	2011001	2010001
Net investment income	$ -	$ -	$ 45,022	$ 44,189
Net realized (losses) gains	(96)	-	434,618	205,152
Net change in unrealized appreciation/depreciation	(3,425)	-	(575,030)	737,132
Net (decrease) increase from operations	(3,521)	-	(95,390)	986,473

Contract Owner Transactions:
Purchase payments received	34	-	141,569	493,124
Transfers between Sub-Accounts
(including the Fixed Account), net	47,573	-	1,333,310	1,098,095
Withdrawals and surrenders	-	-	(42,459)	(1,319,767)
Mortality and expense risk charges	(1,457)	-	(123,202)	(109,766)
Net increase from contract owner transactions	46,150	-	1,309,218	161,686

Total increase in net assets	42,629	-	1,213,828	1,148,159

Net assets at beginning of year	-	-	5,612,273	4,464,114
Net assets at end of year	$ 42,629	$ -	$ 6,826,101	$ 5,612,273

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SSC Sub-Account		SHR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SSI	2010SSI	2011SSC	2010SSC
Net investment income	$ 11,192	$ 11,240	$ 757	$ 1,770
Net realized (losses) gains	(85,746)	(136,596)	5,448	18,467
Net change in unrealized appreciation/depreciation	(15,934)	540,808	(2,991)	(15,789)
Net (decrease) increase from operations	(90,488)	415,452	3,214	4,448

Contract Owner Transactions:
Purchase payments received	14,009	34,652	9,798	9,912
Transfers between Sub-Accounts
(including the Fixed Account), net	46,683	(226,631)	(47,551)	(52,416)
Withdrawals and surrenders	(48,162)	(5,060)	-	-
Mortality and expense risk charges	(37,193)	(39,883)	(605)	(3,259)
Net decrease from contract owner transactions	(24,663)	(236,922)	(38,358)	(45,763)

Total (decrease) increase in net assets	(115,151)	178,530	(35,144)	(41,315)

Net assets at beginning of year	1,937,256	1,758,726	35,144	76,459
Net assets at end of year	$ 1,822,105	$ 1,937,256	$ -	$ 35,144

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AMG Sub-Account		FVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SHR	2010SHR	2011AMG	2010AMG
Net investment income	$ -	$ 251	$ 606	$ 353
Net realized (losses) gains	(6)	(26)	199	11,763
Net change in unrealized appreciation/depreciation	(1,570)	2,359	(1,855)	(1,378)
Net (decrease) increase from operations	(1,576)	2,584	(1,050)	10,738

Contract Owner Transactions:
Purchase payments received	-	52	16,744	16,325
Transfers between Sub-Accounts
(including the Fixed Account), net	-	1,088	2,661	(211,084)
Withdrawals and surrenders	(21,792)	(388)	-	-
Mortality and expense risk charges	(1,944)	(2,851)	(1,449)	(2,541)
Net (decrease) increase from contract owner transactions	(23,736)	(2,099)	17,956	(197,300)

Total (decrease) increase in net assets	(25,312)	485	16,905	(186,562)

Net assets at beginning of year	25,312	24,827	18,082	204,644
Net assets at end of year	$ -	$ 25,312	$ 34,987	$ 18,082

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FCN Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FVI	2010FVI	2011FCN	2010FCN
Net investment income	$ 168,480	$ 200,008	$ 18,564	$ 21,703
Net realized gains (losses)	9,714	(1,026,034)	(122,653)	(236,734)
Net change in unrealized appreciation/depreciation	(696,189)	3,185,898	39,639	561,004
Net (decrease) increase from operations	(517,995)	2,359,872	(64,450)	345,973

Contract Owner Transactions:
Purchase payments received	660,184	1,754,873	94,137	105,975
Transfers between Sub-Accounts
(including the Fixed Account), net	(178,978)	45,884	10,717	(302,843)
Withdrawals and surrenders	(1,464,021)	(310,096)	(20,002)	35,793
Mortality and expense risk charges	(302,584)	(318,723)	(73,207)	(75,542)
Net (decrease) increase from contract owner transactions	(1,285,399)	1,171,938	11,645	(236,617)

Total (decrease) increase in net assets	(1,803,394)	3,531,810	(52,805)	109,356

Net assets at beginning of year	17,672,382	14,140,572	2,278,392	2,169,036
Net assets at end of year	$ 15,868,988	$ 17,672,382	$ 2,225,587	$ 2,278,392

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FE3 Sub-Account		FF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FL1	2010FL1	2011FE3	2010FE3
Net investment income	$ 116,390	$ 94,405	$ 19,007	$ 8,500
Net realized gains (losses)	12,006	(176,796)	24,670	14,003
Net change in unrealized appreciation/depreciation	(83,199)	806,254	(38,146)	18,988
Net increase from operations	45,197	723,863	5,531	41,491

Contract Owner Transactions:
Purchase payments received	32,897	713,646	382,180	108,360
Transfers between Sub-Accounts
(including the Fixed Account), net	(12,839)	3,153,054	109,662	(3,580)
Withdrawals and surrenders	(12,687)	(1,247)	-	(5,545)
Mortality and expense risk charges	(63,049)	(91,016)	(17,396)	(12,253)
Net (decrease) increase from contract owner transactions	(55,678)	3,774,437	474,446	86,982

Total (decrease) increase in net assets	(10,481)	4,489,300	479,977	128,474

Net assets at beginning of year	4,498,300	-	412,753	284,279
Net assets at end of year	$ 4,487,819	$ 4,498,300	$ 892,730	$ 412,753
.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FF2 Sub-Account		FF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FF1	2010FF1	2011FF2	2010FF2
Net investment income	$ 14,100	$ 7,080	$ 9,720	$ 6,043
Net realized gains	13,927	8,697	15,438	6,799
Net change in unrealized appreciation/depreciation	(43,069)	10,231	(32,282)	21,894
Net (decrease) increase from operations	(15,042)	26,008	(7,124)	34,736

Contract Owner Transactions:
Purchase payments received	230,601	186,299	96,209	94,594
Transfers between Sub-Accounts
(including the Fixed Account), net	101,092	31,291	46,616	47,682
Withdrawals and surrenders	-	(2,044)	-	(4,000)
Mortality and expense risk charges	(20,338)	(9,952)	(10,083)	(8,205)
Net increase from contract owner transactions	311,355	205,594	132,742	130,071

Total increase in net assets	296,313	231,601	125,618	164,807

Net assets at beginning of year	343,418	111,817	323,973	159,166
Net assets at end of year	$ 639,731	$ 343,418	$ 449,591	$ 323,973

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FVG Sub-Account		FGP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FF3	2010FF3	2011FVG	2010FVG
Net investment income	$ 16,765	$ 4,626	$ 446	$ 672
Net realized gains (losses)	50,640	(51,046)	20,606	(33,611)
Net change in unrealized appreciation/depreciation	(59,745)	136,189	(26,819)	89,235
Net increase (decrease) from operations	7,660	89,769	(5,767)	56,296

Contract Owner Transactions:
Purchase payments received	130,763	124,428	28,128	26,535
Transfers between Sub-Accounts
(including the Fixed Account), net	120,658	(20,636)	(2,505)	(64,303)
Withdrawals and surrenders	(28,890)	(31,136)	(158,943)	(6,042)
Mortality and expense risk charges	(21,438)	(20,368)	(16,244)	(20,659)
Net increase (decrease) from contract owner transactions	201,093	52,288	(149,564)	(64,469)

Total increase (decrease) in net assets	208,753	142,057	(155,331)	(8,173)

Net assets at beginning of year	700,085	558,028	271,762	279,935
Net assets at end of year	$ 908,838	$ 700,085	$ 116,431	$ 271,762

.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FL3 Sub-Account		FHI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FGP	2010FGP	2011FL3	2010FL3
Net investment income	$ 1,248	$ 225	$ 91,735	$ 75,936
Net realized (losses) gains	(18,116)	(10,868)	967	80,034
Net change in unrealized appreciation/depreciation	(1,205)	184,403	(48,579)	868
Net (decrease) increase from operations	(18,073)	173,760	44,123	156,838

Contract Owner Transactions:
Purchase payments received	110,780	40,495	267,676	88,443
Transfers between Sub-Accounts
(including the Fixed Account), net	50,039	(137,904)	27,124	883,892
Withdrawals and surrenders	(11,048)	(15,221)	(2,070)	(1,090,808)
Mortality and expense risk charges	(31,498)	(28,598)	(23,754)	(28,624)
Net increase (decrease) from contract owner transactions	118,273	(141,228)	268,976	(147,097)

Total increase in net assets	100,200	32,532	313,099	9,741

Net assets at beginning of year	832,624	800,092	1,019,761	1,010,020
Net assets at end of year	$ 932,824	$ 832,624	$ 1,332,860	$ 1,019,761

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FIP Sub-Account		FIG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FHI	2010FHI	2011FIP	2010FIP
Net investment income	$ 529	$ 469	$ 807,043	$ 886,517
Net realized gains	403	329	823,936	392,848
Net change in unrealized appreciation/depreciation	(445)	3,416	64,799	538,498
Net increase from operations	487	4,214	1,695,778	1,817,863

Contract Owner Transactions:
Purchase payments received	493	877	281,030	552,292
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(371,346)	(413,563)
Withdrawals and surrenders	-	(8,723)	(1,232,035)	(153,931)
Mortality and expense risk charges	(376)	(821)	(285,621)	(326,420)
Net increase (decrease) from contract owner transactions	117	(8,667)	(1,607,972)	(341,622)

Total increase (decrease) in net assets	604	(4,453)	87,806	1,476,241

Net assets at beginning of year	25,767	30,220	24,798,779	23,322,538
Net assets at end of year	$ 26,371	$ 25,767	$ 24,886,585	$ 24,798,779

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FMC Sub-Account		FL5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FIG	2010FIG	2011FMC	2010FMC
Net investment income	$ 20,247	$ 20,826	$ 24,241	$ 70,552
Net realized gains	899,644	134,390	-	53,298
Net change in unrealized appreciation/depreciation	(1,765,308)	1,243,195	-	-
Net (decrease) increase from operations	(845,417)	1,398,411	24,241	123,850

Contract Owner Transactions:
Purchase payments received	1,443,779	1,454,461	32,514,731	53,996,575
Transfers between Sub-Accounts
(including the Fixed Account), net	397,421	(484,659)	(12,200,219)	(34,098,902)
Withdrawals and surrenders	(26,230)	(6,320)	(2,318,635)	(18,480,423)
Mortality and expense risk charges	(152,864)	(140,918)	(1,687,622)	(1,914,547)
Net increase (decrease) from contract owner transactions	1,662,106	822,565	16,308,255	(497,297)

Total increase (decrease) in net assets	816,689	2,220,975	16,332,496	(373,447)

Net assets at beginning of year	6,406,216	4,185,241	85,736,451	86,109,898
Net assets at end of year	$ 7,222,905	$ 6,406,216	$ 102,068,947	$ 85,736,451

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FOF Sub-Account		FL2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FL5	2010FL5	2011FOF	2010FOF
Net investment income	$ 1,136	$ 6,762	$ 9,917	$ 12,145
Net realized gains (losses)	75,725	(87,128)	(146,684)	(103,253)
Net change in unrealized appreciation/depreciation	(123,406)	123,367	(43,431)	227,034
Net (decrease) increase from operations	(46,545)	43,001	(180,198)	135,926

Contract Owner Transactions:
Purchase payments received	57,531	89,885	165,574	120,717
Transfers between Sub-Accounts
(including the Fixed Account), net	(224,762)	(94,436)	(241,687)	(2,195)
Withdrawals and surrenders	(28,003)	(17,262)	(59,408)	(63,679)
Mortality and expense risk charges	(9,383)	(16,725)	(44,512)	(48,827)
Net (decrease) increase from contract owner transactions	(204,617)	(38,538)	(180,033)	6,016

Total (decrease) increase in net assets	(251,162)	4,463	(360,231)	141,942

Net assets at beginning of year	522,067	517,604	1,117,572	975,630
Net assets at end of year	$ 270,905	$ 522,067	$ 757,341	$ 1,117,572

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SGI Sub-Account		FRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FL2	2010FL2	2011SGI	2010SGI
Net investment income	$ 3,473	$ 476	$ 14,416	$ 5,106
Net realized (losses) gains	(6,446)	131	(9,945)	(44,201)
Net change in unrealized appreciation/depreciation	(5,010)	2,360	(14,667)	72,024
Net (decrease) increase from operations	(7,983)	2,967	(10,196)	32,929

Contract Owner Transactions:
Purchase payments received	40,654	45,100	8,850	9,330
Transfers between Sub-Accounts
(including the Fixed Account), net	11,780	(17,222)	321	18,849
Withdrawals and surrenders	-	-	-	(30,206)
Mortality and expense risk charges	(2,431)	(635)	(4,695)	(6,555)
Net increase (decrease) from contract owner transactions	50,003	27,243	4,476	(8,582)

Total increase (decrease) in net assets	42,020	30,210	(5,720)	24,347

Net assets at beginning of year	30,210	-	178,295	153,948
Net assets at end of year	$ 72,230	$ 30,210	$ 172,575	$ 178,295

The accompanying notes are an integral part of these financial statements

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	FSS Sub-Account		FSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FRE	2010FRE	2011FSS	2010FSS
Net investment income	$ 28,799	$ 12,982	$ -	$ -
Net realized (losses) gains	(53,604)	(19,758)	13,361	34,749
Net change in unrealized appreciation/depreciation	16,542	103,769	(50,268)	116,422
Net (decrease) increase from operations	(8,263)	96,993	(36,907)	151,171

Contract Owner Transactions:
Purchase payments received	104,474	134,804	75,904	91,635
Transfers between Sub-Accounts
(including the Fixed Account), net	80,051	175,569	24,252	(104,736)
Withdrawals and surrenders	(81,049)	(25,706)	-	(16,349)
Mortality and expense risk charges	(27,608)	(29,243)	(18,357)	(16,368)
Net increase (decrease) from contract owner transactions	75,868	255,424	81,799	(45,818)

Total increase in net assets	67,605	352,417	44,892	105,353

Net assets at beginning of year	1,083,990	731,573	748,405	643,052
Net assets at end of year	$ 1,151,595	$ 1,083,990	$ 793,297	$ 748,405

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	GS7 Sub-Account		GS3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FSC	2010FSC	2011GS7	2010GS7
Net investment income	$ 122	$ 88	$ 1,080	$ 969
Net realized gains (losses)	2,142	4,529	(1,260)	(10,419)
Net change in unrealized appreciation/depreciation	(3,697)	(3,998)	2,904	18,326
Net (decrease) increase from operations	(1,433)	619	2,724	8,876

Contract Owner Transactions:
Purchase payments received	9,197	18,997	10,103	8,915
Transfers between Sub-Accounts
(including the Fixed Account), net	(723)	(73,154)	(354)	-
Withdrawals and surrenders	-	(2,596)	(12,011)	(16,715)
Mortality and expense risk charges	(316)	(945)	(6,014)	(7,079)
Net increase (decrease) from contract owner transactions	8,158	(57,698)	(8,276)	(14,879)

Total increase (decrease) in net assets	6,725	(57,079)	(5,552)	(6,003)

Net assets at beginning of year	19,046	76,125	66,416	72,419
Net assets at end of year	$ 25,771	$ 19,046	$ 60,864	$ 66,416

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AI6 Sub-Account		AI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011GS3	2010GS3	2011AI6	2010AI6
Net investment income	$ 427	$ 222	$ 3,210	$ 14,324
Net realized (losses) gains	(2,715)	(8,699)	5,386	4,647
Net change in unrealized appreciation/depreciation	522	11,720	(173,888)	264,053
Net (decrease) increase from operations	(1,766)	3,243	(165,292)	283,024

Contract Owner Transactions:
Purchase payments received	7,195	7,246	1,997	2,528
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	-	(1)
Withdrawals and surrenders	-	(5,483)	-	(336)
Mortality and expense risk charges	(2,165)	(2,246)	(20,806)	(28,101)
Net increase (decrease) from contract owner transactions	5,030	(483)	(18,809)	(25,910)

Total increase (decrease) in net assets	3,264	2,760	(184,101)	257,114

Net assets at beginning of year	42,388	39,628	2,108,290	1,851,176
Net assets at end of year	$ 45,652	$ 42,388	$ 1,924,189	$ 2,108,290

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	AAH Sub-Account		AI3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011AI1	2010AI1	2011AAH	2010AAH
Net investment income	$ -	$ -	$ 590	$ 517
Net realized (losses) gains	(106)	-	855	(1,423)
Net change in unrealized appreciation/depreciation	(5,656)	-	(1,394)	5,670
Net (decrease) increase from operations	(5,762)	-	51	4,764

Contract Owner Transactions:
Purchase payments received	3,266	-	8,787	9,741
Transfers between Sub-Accounts
(including the Fixed Account), net	32,963	-	-	(31)
Withdrawals and surrenders	-	-	-	(5,367)
Mortality and expense risk charges	(834)	-	(3,489)	(4,238)
Net increase from contract owner transactions	35,395	-	5,298	105

Total increase in net assets	29,633	-	5,349	4,869

Net assets at beginning of year	-	-	56,652	51,783
Net assets at end of year	$ 29,633	$ -	$ 62,001	$ 56,652

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	IV1 Sub-Account		AI4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011AI3	2010AI3	2011IV1	2010IV1
Net investment income	$ -	$ -	$ 30,080	$ 41,384
Net realized gains (losses)	6,924	(257)	(130,612)	(97,018)
Net change in unrealized appreciation/depreciation	(3,405)	5,456	(46,090)	269,433
Net increase (decrease) from operations	3,519	5,199	(146,622)	213,799

Contract Owner Transactions:
Purchase payments received	1,089	4,152	82,667	31,330
Transfers between Sub-Accounts
(including the Fixed Account), net	(32,963)	-	(341,808)	(262,060)
Withdrawals and surrenders	-	-	(79,526)	-
Mortality and expense risk charges	(333)	(1,155)	(31,347)	(33,572)
Net (decrease) increase from contract owner transactions	(32,207)	2,997	(370,014)	(264,302)

Total (decrease) increase in net assets	(28,688)	8,196	(516,636)	(50,503)

Net assets at beginning of year	28,688	20,492	1,962,013	2,012,516
Net assets at end of year	$ -	$ 28,688	$ 1,445,377	$ 1,962,013

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	A22 Sub-Account		ASC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011AI4	2010AI4	2011A22	2010A22
Net investment income	$ 1,672	$ 1,795	$ -	$ -
Net realized gains (losses)	22,360	(681)	2,227	(1,541)
Net change in unrealized appreciation/depreciation	(62,919)	43,246	(1,769)	6,355
Net (decrease) increase from operations	(38,887)	44,360	458	4,814

Contract Owner Transactions:
Purchase payments received	44,497	81,950	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	92,385	16,723	(915)	(438)
Withdrawals and surrenders	-	(3,186)	(11,068)	-
Mortality and expense risk charges	(11,807)	(6,213)	(867)	(749)
Net increase (decrease) from contract owner transactions	125,075	89,274	(12,850)	(1,187)

Total increase (decrease) in net assets	86,188	133,634	(12,392)	3,627

Net assets at beginning of year	438,845	305,211	29,119	25,492
Net assets at end of year	$ 525,033	$ 438,845	$ 16,727	$ 29,119

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MVP Sub-Account		JM7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011ASC	2010ASC	2011MVP	2010MVP
Net investment income	$ 39,956	$ 31,541	$ 209,074	$ 126,096
Net realized gains	246,021	524,035	7,672	5,445
Net change in unrealized appreciation/depreciation	(394,447)	55,803	58,569	160,500
Net (decrease) increase from operations	(108,470)	611,379	275,315	292,041

Contract Owner Transactions:
Purchase payments received	781,561	537,631	7,739	10,374
Transfers between Sub-Accounts
(including the Fixed Account), net	(566,776)	2,042,894	319,097	(1)
Withdrawals and surrenders	(45,182)	(2,135,752)	(9,858)	(1,285)
Mortality and expense risk charges	(132,331)	(133,374)	(67,357)	(60,342)
Net increase (decrease) from contract owner transactions	37,272	311,399	249,621	(51,254)

Total (decrease) increase in net assets	(71,198)	922,778	524,936	240,787

Net assets at beginning of year	5,008,641	4,085,863	3,419,411	3,178,624
Net assets at end of year	$ 4,937,443	$ 5,008,641	$ 3,944,347	$ 3,419,411

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	JP6 Sub-Account		JP4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011JM7	2010JM7	2011JP6	2010JP6
Net investment income	$ 974	$ -	$ 1,508	$ 1,018
Net realized gains	71,755	114,965	360	376
Net change in unrealized appreciation/depreciation	(114,514)	99,465	(4,209)	13,794
Net (decrease) increase from operations	(41,785)	214,430	(2,341)	15,188

Contract Owner Transactions:
Purchase payments received	815	1,480	-	52
Transfers between Sub-Accounts
(including the Fixed Account), net	(87,213)	(18,751)	-	-
Withdrawals and surrenders	-	(1,405)	-	(376)
Mortality and expense risk charges	(14,685)	(16,767)	(1,070)	(1,115)
Net decrease from contract owner transactions	(101,083)	(35,443)	(1,070)	(1,439)

Total (decrease) increase in net assets	(142,868)	178,987	(3,411)	13,749

Net assets at beginning of year	861,852	682,865	126,994	113,245
Net assets at end of year	$ 718,984	$ 861,852	$ 123,583	$ 126,994

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	LRI Sub-Account		LA3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011JP4	2010JP4	2011LRI	2010LRI
Net investment income	$ 41,835	$ 2,413	$ 859	$ 595
Net realized (losses) gains	(19,164)	343	(43,151)	(4,964)
Net change in unrealized appreciation/depreciation	(140,271)	18,000	(18,956)	18,838
Net (decrease) increase from operations	(117,600)	20,756	(61,248)	14,469

Contract Owner Transactions:
Purchase payments received	1,470,828	75,762	2,294	4,780
Transfers between Sub-Accounts
(including the Fixed Account), net	165,651	89,824	55,169	846
Withdrawals and surrenders	(2,729)	-	(1,665)	(3,223)
Mortality and expense risk charges	(27,730)	(2,383)	(4,523)	(2,908)
Net increase (decrease) from contract owner transactions	1,606,020	163,203	51,275	(505)

Total increase (decrease) in net assets	1,488,420	183,959	(9,973)	13,964

Net assets at beginning of year	183,959	-	82,528	68,564
Net assets at end of year	$ 1,672,379	$ 183,959	$ 72,555	$ 82,528

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MF9 Sub-Account		MFL Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011LA3	2010LA3	2011MF9	2010MF9
Net investment income	$ 332	$ 293	$ 6,836	$ 4,330
Net realized losses	(52)	(325)	(1,054)	(9,508)
Net change in unrealized appreciation/depreciation	97	2,525	(1,320)	49,094
Net increase from operations	377	2,493	4,462	43,916

Contract Owner Transactions:
Purchase payments received	375	665	37,732	65,856
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(481)	4,561	(26,601)
Withdrawals and surrenders	-	(372)	-	-
Mortality and expense risk charges	(1,038)	(1,086)	(11,103)	(10,394)
Net (decrease) increase from contract owner transactions	(663)	(1,274)	31,190	28,861

Total (decrease) increase in net assets	(286)	1,219	35,652	72,777

Net assets at beginning of year	17,436	16,217	375,429	302,652
Net assets at end of year	$ 17,150	$ 17,436	$ 411,081	$ 375,429

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFS Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MFL	2010MFL	2011MFS	2010MFS
Net investment income	$ 1,816	$ 44	$ 354,915	$ 187,536
Net realized gains	69	16	75,520	10,701
Net change in unrealized appreciation/depreciation	(193)	429	220,347	45,737
Net increase from operations	1,692	489	650,782	243,974

Contract Owner Transactions:
Purchase payments received	11,562	16,325	2,957,923	752,188
Transfers between Sub-Accounts
(including the Fixed Account), net	10,269	1,117	3,106,779	1,087,166
Withdrawals and surrenders	-	-	(2,813)	(37,045)
Mortality and expense risk charges	(1,260)	(443)	(193,370)	(128,963)
Net increase from contract owner transactions	20,571	16,999	5,868,519	1,673,346

Total increase in net assets	22,263	17,488	6,519,301	1,917,320

Net assets at beginning of year	17,488	-	7,010,134	5,092,814
Net assets at end of year	$ 39,751	$ 17,488	$ 13,529,435	$ 7,010,134

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFK Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MF6	2010MF6	2011MFK	2010MFK
Net investment income	$ 17,088	$ 14,253	$ 512	$ 242
Net realized gains (losses)	21	(827)	11,416	2,551
Net change in unrealized appreciation/depreciation	15,639	4,837	(12,873)	41,204
Net increase (decrease) from operations	32,748	18,263	(945)	43,997

Contract Owner Transactions:
Purchase payments received	76,940	57,876	846	1,293
Transfers between Sub-Accounts
(including the Fixed Account), net	(8,979)	(41,721)	(20,644)	(511)
Withdrawals and surrenders	-	-	(201)	(390)
Mortality and expense risk charges	(8,524)	(8,374)	(7,197)	(7,140)
Net increase (decrease) from contract owner transactions	59,437	7,781	(27,196)	(6,748)

Total increase (decrease) in net assets	92,185	26,044	(28,141)	37,249

Net assets at beginning of year	421,794	395,750	321,323	284,074
Net assets at end of year	$ 513,979	$ 421,794	$ 293,182	$ 321,323

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFF Sub-Account		MFC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MF2	2010MF2	2011MFF	2010MFF
Net investment income	$ -	$ -	$ 8,250	$ 6,699
Net realized gains (losses)	4,316	1,167	(345)	(2,253)
Net change in unrealized appreciation/depreciation	(7,484)	42,488	(4,325)	6,398
Net (decrease) increase from operations	(3,168)	43,655	3,580	10,844

Contract Owner Transactions:
Purchase payments received	17,053	2,289	2,177	2,369
Transfers between Sub-Accounts
(including the Fixed Account), net	9,871	68,107	275	9,170
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(13,016)	(10,356)	(3,283)	(2,996)
Net increase (decrease) from contract owner transactions	13,908	60,040	(831)	8,543

Total increase in net assets	10,740	103,695	2,749	19,387

Net assets at beginning of year	366,149	262,454	92,001	72,614
Net assets at end of year	$ 376,889	$ 366,149	$ 94,750	$ 92,001

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	IG1 Sub-Account		M11 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MFC	2010MFC	2011IG1	2010IG1
Net investment income	$ 20,402	$ 13,088	$ 772	$ 506
Net realized gains (losses)	189,897	(12,348)	385	10,354
Net change in unrealized appreciation/depreciation	(461,383)	296,954	(96)	8,523
Net (decrease) increase from operations	(251,084)	297,694	1,061	19,383

Contract Owner Transactions:
Purchase payments received	2,177	95,863	1,740	2,900
Transfers between Sub-Accounts
(including the Fixed Account), net	36,705	104,161	-	(1)
Withdrawals and surrenders	-	-	-	(58,528)
Mortality and expense risk charges	(64,893)	(62,851)	(2,123)	(4,935)
Net (decrease) increase from contract owner transactions	(26,011)	137,173	(383)	(60,564)

Total (decrease) increase in net assets	(277,095)	434,867	678	(41,181)

Net assets at beginning of year	2,277,020	1,842,153	128,419	169,600
Net assets at end of year	$ 1,999,925	$ 2,277,020	$ 129,097	$ 128,419

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	M1B Sub-Account		MC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011M11	2010M11	2011M1B	2010M1B
Net investment income	$ 898	$ 318	$ -	$ -
Net realized gains (losses)	975	(38,326)	594	(2,981)
Net change in unrealized appreciation/depreciation	(150)	73,256	(17,406)	45,510
Net increase (decrease) from operations	1,723	35,248	(16,812)	42,529

Contract Owner Transactions:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	11,303	(433,712)	14,852	79,334
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(10,522)	(14,202)	(8,980)	(5,693)
Net increase (decrease) from contract owner transactions	781	(447,914)	5,872	73,641

Total increase (decrease) in net assets	2,504	(412,666)	(10,940)	116,170

Net assets at beginning of year	298,352	711,018	256,044	139,874
Net assets at end of year	$ 300,856	$ 298,352	$ 245,104	$ 256,044

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MMS Sub-Account		M1A Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MC1	2010MC1	2011MMS	2010MMS
Net investment income	$ 14	$ 13	$ -	$ -
Net realized (losses) gains	-	(1)	80,019	19,163
Net change in unrealized appreciation/depreciation	-	-	(172,965)	196,088
Net increase (decrease) from operations	14	12	(92,946)	215,251

Contract Owner Transactions:
Purchase payments received	39,329	9,082	3,534	3,076
Transfers between Sub-Accounts
(including the Fixed Account), net	11,668,473	(1,109,669)	34,037	(139,138)
Withdrawals and surrenders	(70,282)	(302,018)	-	(40,638)
Mortality and expense risk charges	(1,692,969)	(1,749,218)	(20,129)	(17,932)
Net increase (decrease) from contract owner transactions	9,944,551	(3,151,823)	17,442	(194,632)

Total increase (decrease) in net assets	9,944,565	(3,151,811)	(75,504)	20,619

Net assets at beginning of year	48,350,374	51,502,185	848,043	827,424
Net assets at end of year	$ 58,294,939	$ 48,350,374	$ 772,539	$ 848,043

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RES Sub-Account		EME Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011M1A	2010M1A	2011RES	2010RES
Net investment income	$ 80	$ 85	$ 15,397	$ 15,237
Net realized gains (losses)	6	(83)	514,940	66,061
Net change in unrealized appreciation/depreciation	(517)	702	(1,083,480)	454,988
Net (decrease) increase from operations	(431)	704	(553,143)	536,286

Contract Owner Transactions:
Purchase payments received	256	286	521,156	421,598
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(225,664)	110,996
Withdrawals and surrenders	-	(371)	-	(223)
Mortality and expense risk charges	(316)	(441)	(41,507)	(45,175)
Net (decrease) increase from contract owner transactions	(60)	(526)	253,985	487,196

Total (decrease) increase in net assets	(491)	178	(299,158)	1,023,482

Net assets at beginning of year	6,622	6,444	2,879,396	1,855,914
Net assets at end of year	$ 6,131	$ 6,622	$ 2,580,238	$ 2,879,396

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFJ Sub-Account		MF5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011EME	2010EME	2011MFJ	2010MFJ
Net investment income	$ 96,093	$ 93,468	$ 77,000	$ 37,205
Net realized (losses) gains	(211,510)	(173,692)	99,899	62,369
Net change in unrealized appreciation/depreciation	155,138	432,386	(31,993)	72,899
Net increase from operations	39,721	352,162	144,906	172,473

Contract Owner Transactions:
Purchase payments received	259,674	70,666	125,410	361,857
Transfers between Sub-Accounts
(including the Fixed Account), net	26,023	(266,091)	136,062	271,669
Withdrawals and surrenders	(32,931)	(6,188)	-	(69,968)
Mortality and expense risk charges	(100,519)	(100,716)	(40,905)	(33,149)
Net increase (decrease) from contract owner transactions	152,247	(302,329)	220,567	530,409

Total increase in net assets	191,968	49,833	365,473	702,882

Net assets at beginning of year	3,689,136	3,639,303	1,784,193	1,081,311
Net assets at end of year	$ 3,881,104	$ 3,689,136	$ 2,149,666	$ 1,784,193

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	MFE Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MF5	2010MF5	2011MFE	2010MFE
Net investment income	$ 2,741	$ 1,857	$ 10,507	$ 10,815
Net realized (losses) gains	(1,685)	(843)	45,543	(52,125)
Net change in unrealized appreciation/depreciation	3,331	7,122	(58,950)	127,155
Net increase (decrease) from operations	4,387	8,136	(2,900)	85,845

Contract Owner Transactions:
Purchase payments received	1,113	1,113	4,355	4,152
Transfers between Sub-Accounts
(including the Fixed Account), net	13,117	(779)	31,431	(155,161)
Withdrawals and surrenders	(10,545)	-	-	-
Mortality and expense risk charges	(2,120)	(1,795)	(25,406)	(31,741)
Net increase (decrease) from contract owner transactions	1,565	(1,461)	10,380	(182,750)

Total increase (decrease) in net assets	5,952	6,675	7,480	(96,905)

Net assets at beginning of year	67,513	60,838	720,041	816,946
Net assets at end of year	$ 73,465	$ 67,513	$ 727,521	$ 720,041

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RG1 Sub-Account		GGR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MV1	2010MV1	2011RG1	2010RG1
Net investment income	$ 1,887	$ 2,669	$ 181	$ 646
Net realized (losses) gains	(1,326)	(18,432)	(111)	3,716
Net change in unrealized appreciation/depreciation	(3,761)	57,172	(1,684)	4,388
Net (decrease) increase from operations	(3,200)	41,409	(1,614)	8,750

Contract Owner Transactions:
Purchase payments received	-	-	1,552	2,394
Transfers between Sub-Accounts
(including the Fixed Account), net	8,350	26,718	-	(407)
Withdrawals and surrenders	-	-	(1,056)	(64,904)
Mortality and expense risk charges	(8,463)	(10,032)	(2,133)	(5,578)
Net (decrease) increase from contract owner transactions	(113)	16,686	(1,637)	(68,495)

Total (decrease) increase in net assets	(3,313)	58,095	(3,251)	(59,745)

Net assets at beginning of year	243,892	185,797	26,613	86,358
Net assets at end of year	$ 240,579	$ 243,892	$ 23,362	$ 26,613

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	IGS Sub-Account		IGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011GGR	2010GGR	2011IGS	2010IGS
Net investment income	$ 133,627	$ 86,743	$ 96,345	$ 107,679
Net realized gains (losses)	1,698,273	(1,174,887)	115,193	(103,101)
Net change in unrealized appreciation/depreciation	(3,104,660)	2,429,203	(322,044)	551,586
Net (decrease) increase from operations	(1,272,760)	1,341,059	(110,506)	556,164

Contract Owner Transactions:
Purchase payments received	1,757,943	409,616	1,369,546	222,242
Transfers between Sub-Accounts
(including the Fixed Account), net	1,418,840	(2,367,035)	173,724	6,648,056
Withdrawals and surrenders	(2,731)	(23,180)	(82,404)	(2,383,417)
Mortality and expense risk charges	(184,299)	(172,376)	(187,099)	(182,574)
Net increase (decrease) from contract owner transactions	2,989,753	(2,152,975)	1,273,767	4,304,307

Total increase (decrease) in net assets	1,716,993	(811,916)	1,163,261	4,860,471

Net assets at beginning of year	10,912,212	11,724,128	7,625,089	2,764,618
Net assets at end of year	$ 12,629,205	$ 10,912,212	$ 8,788,350	$ 7,625,089

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RIS Sub-Account		TRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011IGI	2010IGI	2011RIS	2010RIS
Net investment income	$ 171,008	$ 94,257	$ 164,949	$ 140,234
Net realized gains (losses)	554,598	(17,548)	254,898	(26,920)
Net change in unrealized appreciation/depreciation	(1,600,395)	715,392	(310,516)	403,766
Net (decrease) increase from operations	(874,789)	792,101	109,331	517,080

Contract Owner Transactions:
Purchase payments received	641,787	1,878,506	751,320	773,961
Transfers between Sub-Accounts
(including the Fixed Account), net	(334,774)	(240,873)	(1,024,262)	7,646
Withdrawals and surrenders	(856,718)	(103,257)	(811)	(2,097)
Mortality and expense risk charges	(158,187)	(175,012)	(109,302)	(122,426)
Net (decrease) increase from contract owner transactions	(707,892)	1,359,364	(383,055)	657,084

Total (decrease) increase in net assets	(1,582,681)	2,151,465	(273,724)	1,174,164

Net assets at beginning of year	8,606,313	6,454,848	5,986,635	4,812,471
Net assets at end of year	$ 7,023,632	$ 8,606,313	$ 5,712,911	$ 5,986,635

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	EIS Sub-Account		MF7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011TRS	2010TRS	2011EIS	2010EIS
Net investment income	$ 62,312	$ 15,808	$ 7,904	$ 8,061
Net realized gains	271,727	76,497	5,837	2,642
Net change in unrealized appreciation/depreciation	257,074	57,595	(3,951)	8,606
Net increase from operations	591,113	149,900	9,790	19,309

Contract Owner Transactions:
Purchase payments received	1,466,127	201,388	12,801	10,127
Transfers between Sub-Accounts
(including the Fixed Account), net	6,073,365	1,703,887	(13,581)	12,104
Withdrawals and surrenders	(55,314)	(33,671)	(24,929)	(23,654)
Mortality and expense risk charges	(102,412)	(38,946)	(11,799)	(14,305)
Net increase (decrease) from contract owner transactions	7,381,766	1,832,658	(37,508)	(15,728)

Total increase (decrease) in net assets	7,972,879	1,982,558	(27,718)	3,581

Net assets at beginning of year	2,872,402	889,844	188,235	184,654
Net assets at end of year	$ 10,845,281	$ 2,872,402	$ 160,517	$ 188,235

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RE1 Sub-Account		SI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011MF7	2010MF7	2011RE1	2010RE1
Net investment income	$ 6,244	$ 6,034	$ 13,757	$ 12,841
Net realized gains (losses)	4,570	2,210	(723)	(11,396)
Net change in unrealized appreciation/depreciation	(57,813)	61,253	(2,324)	22,487
Net (decrease) increase from operations	(46,999)	69,497	10,710	23,932

Contract Owner Transactions:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	24,129	113,016	(11,264)	(56,705)
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(22,943)	(19,673)	(8,537)	(9,077)
Net increase (decrease) from contract owner transactions	1,186	93,343	(19,801)	(65,782)

Total (decrease) increase in net assets	(45,813)	162,840	(9,091)	(41,850)

Net assets at beginning of year	662,037	499,197	257,812	299,662
Net assets at end of year	$ 616,224	$ 662,037	$ 248,721	$ 257,812

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	NAR Sub-Account		NLM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SI1	2010SI1	2011NAR	2010NAR
Net investment income	$ 9,068	$ 8,723	$ 18,250	$ 12,912
Net realized (losses) gains	(14,377)	(55,508)	1,489	(1,215)
Net change in unrealized appreciation/depreciation	(77,057)	332,955	(19,242)	(94)
Net (decrease) increase from operations	(82,366)	286,170	497	11,603

Contract Owner Transactions:
Purchase payments received	7,976	2,182	557	1,064
Transfers between Sub-Accounts
(including the Fixed Account), net	62,384	(169,809)	100,970	152,742
Withdrawals and surrenders	(16,472)	-	(1,434)	(396)
Mortality and expense risk charges	(18,943)	(19,400)	(7,001)	(4,347)
Net increase (decrease) from contract owner transactions	34,945	(187,027)	93,092	149,063

Total (decrease) increase in net assets	(47,421)	99,143	93,589	160,666

Net assets at beginning of year	1,362,689	1,263,546	365,153	204,487
Net assets at end of year	$ 1,315,268	$ 1,362,689	$ 458,742	$ 365,153

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	NMC Sub-Account		NPP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011NLM	2010NLM	2011NMC	2010NMC
Net investment income	$ -	$ -	$ -	$ 167
Net realized gains (losses)	93	(501)	(623)	(1,317)
Net change in unrealized appreciation/depreciation	3	3,963	(2,475)	4,765
Net increase (decrease) from operations	96	3,462	(3,098)	3,615

Contract Owner Transactions:
Purchase payments received	1,608	2,784	694	1,073
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(1)	-	-
Withdrawals and surrenders	-	(1,397)	-	(364)
Mortality and expense risk charges	(1,369)	(1,418)	(552)	(593)
Net increase (decrease) from contract owner transactions	239	(32)	142	116

Total increase (decrease) in net assets	335	3,430	(2,956)	3,731

Net assets at beginning of year	15,914	12,484	27,025	23,294
Net assets at end of year	$ 16,249	$ 15,914	$ 24,069	$ 27,025

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	OCF Sub-Account		OGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011NPP	2010NPP	2011OCF	2010OCF
Net investment income	$ 46,175	$ 20,486	$ 46,066	$ 62,095
Net realized gains	1,714,020	1,458,576	150,390	174,196
Net change in unrealized appreciation/depreciation	(1,533,680)	(483,115)	(365,073)	171,452
Net increase (decrease) from operations	226,515	995,947	(168,617)	407,743

Contract Owner Transactions:
Purchase payments received	331,952	604,500	179,498	443,971
Transfers between Sub-Accounts
(including the Fixed Account), net	(6,931,857)	(242,935)	(559,145)	866,057
Withdrawals and surrenders	(35,246)	(135,211)	(43,380)	(2,565,582)
Mortality and expense risk charges	(151,801)	(237,547)	(77,237)	(102,165)
Net decrease from contract owner transactions	(6,786,952)	(11,193)	(500,264)	(1,357,719)

Total (decrease) increase in net assets	(6,560,437)	984,754	(668,881)	(949,976)

Net assets at beginning of year	12,583,147	11,598,393	3,888,485	4,838,461
Net assets at end of year	$ 6,022,710	$ 12,583,147	$ 3,219,604	$ 3,888,485

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	OSC Sub-Account		PCR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011OGS	2010OGS	2011OSC	2010OSC
Net investment income	$ 19,668	$ 14,412	$ 92,049	$ 30,092
Net realized gains	445,076	54,226	3,092	4,420
Net change in unrealized appreciation/depreciation	(524,432)	521,225	(173,794)	31,484
Net (decrease) increase from operations	(59,688)	589,863	(78,653)	65,996

Contract Owner Transactions:
Purchase payments received	152,791	568,514	1,361,398	3,753
Transfers between Sub-Accounts
(including the Fixed Account), net	(860,323)	(54,348)	16,869	213,430
Withdrawals and surrenders	-	(3,125)	(3,877)	-
Mortality and expense risk charges	(60,952)	(68,543)	(15,302)	(3,322)
Net (decrease) increase from contract owner transactions	(768,484)	442,498	1,359,088	213,861

Total (decrease) increase in net assets	(828,172)	1,032,361	1,280,435	279,857

Net assets at beginning of year	3,247,103	2,214,742	279,857	-
Net assets at end of year	$ 2,418,931	$ 3,247,103	$ 1,560,292	$ 279,857

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	PMB Sub-Account2		PRR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011PCR	2010PCR	2011PMB	2010PMB
Net investment income	$ 59,668	$ 24,386	$ 597,955	$ 325,687
Net realized gains	6,054	1,491	1,970,492	679,113
Net change in unrealized appreciation/depreciation	(637)	21,828	595,702	685,707
Net increase from operations	65,085	47,705	3,164,149	1,690,507

Contract Owner Transactions:
Purchase payments received	500,625	294,381	1,067,948	1,303,798
Transfers between Sub-Accounts
(including the Fixed Account), net	66,439	541,498	5,333,971	3,243,661
Withdrawals and surrenders	(309)	(6,050)	(1,519,886)	(958,572)
Mortality and expense risk charges	(34,022)	(18,102)	(461,041)	(471,271)
Net increase from contract owner transactions	532,733	811,727	4,420,992	3,117,616

Total increase in net assets	597,818	859,432	7,585,141	4,808,123

Net assets at beginning of year	859,432	-	24,163,942	19,355,819
Net assets at end of year	$ 1,457,250	$ 859,432	$ 31,749,083	$ 24,163,942

2The Sub-Account abbreviation changed from PME to PMB as of January 1, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	PTR Sub-Account		SCP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011PRR	2010PRR	2011PTR	2010PTR
Net investment income	$ 2,189,688	$ 1,770,491	$ 23,410	$ 4,854
Net realized gains	2,683,558	4,256,462	530,068	9,475
Net change in unrealized appreciation/depreciation	(1,851,170)	(497,493)	(762,782)	725,657
Net increase (decrease) from operations	3,022,076	5,529,460	(209,304)	739,986

Contract Owner Transactions:
Purchase payments received	3,247,552	2,964,355	1,239,025	196,299
Transfers between Sub-Accounts
(including the Fixed Account), net	1,043,174	10,272,068	1,537,730	1,381,542
Withdrawals and surrenders	(659,355)	(3,829,649)	(18,965)	(624,494)
Mortality and expense risk charges	(1,391,645)	(1,433,383)	(148,806)	(107,380)
Net increase from contract owner transactions	2,239,726	7,973,391	2,608,984	845,967

Total increase in net assets	5,261,802	13,502,851	2,399,680	1,585,953

Net assets at beginning of year	79,043,557	65,540,706	4,497,343	2,911,390
Net assets at end of year	$ 84,305,359	$ 79,043,557	$ 6,897,023	$ 4,497,343

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RX1 Sub-Account		SC7 Sub-Account3
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SCP	2010SCP	2011RX1	2010RX1
Net investment income	$ -	$ -	$ 4,768	$ 2,414
Net realized gains (losses)	5	(53)	57,425	10,614
Net change in unrealized appreciation/depreciation	(28)	99	(80,729)	50,649
Net (decrease) increase from operations	(23)	46	(18,536)	63,477

Contract Owner Transactions:
Purchase payments received	-	-	90,656	203,034
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(70,006)	298,463
Withdrawals and surrenders	-	-	(16,243)	-
Mortality and expense risk charges	(31)	(12)	(16,412)	(18.435)
Net (decrease) increase from contract owner transactions	(31)	(12)	(12,005)	483,152

Total (decrease) increase in net assets	(54)	34	(30,541)	546,629

Net assets at beginning of year	345	311	546,629	-
Net assets at end of year	$ 291	$ 345	$ 516,088	$ 546,629

3The Sub-Account abbreviation changed from SCD to SC7 as of January 1, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SC3 Sub-Account		SGC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SC7	2010SC7	2011SC3	2010SC3
Net investment income	$ 732,191	$ 989,396	$ 30,739	$ -
Net realized (losses) gains	(25,592)	(1,151,360)	446,957	835,597
Net change in unrealized appreciation/depreciation	(1,462,216)	1,377,026	(469,036)	(241,554)
Net (decrease) increase from operations	(755,617)	1,215,062	8,660	594,043

Contract Owner Transactions:
Purchase payments received	446,766	651,109	216,486	390,408
Transfers between Sub-Accounts
(including the Fixed Account), net	211,189	570,447	(350,411)	(1,763,045)
Withdrawals and surrenders	(16,944)	(150,883)	(778,914)	(70,897)
Mortality and expense risk charges	(166,398)	(162,553)	(74,917)	(98,913)
Net increase (decrease) from contract owner transactions	474,613	908,120	(987,756)	(1,542,447)

Total (decrease) increase in net assets	(281,004)	2,123,182	(979,096)	(948,404)

Net assets at beginning of year	9,575,628	7,452,446	2,895,167	3,843,571
Net assets at end of year	$ 9,294,624	$ 9,575,628	$ 1,916,071	$ 2,895,167

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SDC Sub-Account		SLC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SGC	2010SGC	2011SDC	2010SDC
Net investment income	$ 23,238	$ 15,414	$ 15,027	$ -
Net realized gains	10,085	6,495	527,177	509,070
Net change in unrealized appreciation/depreciation	(26,167)	(911)	(728,526)	(104,904)
Net increase (decrease) from operations	7,156	20,998	(186,322)	404,166

Contract Owner Transactions:
Purchase payments received	104,839	59,006	58,273	241,874
Transfers between Sub-Accounts
(including the Fixed Account), net	753,725	665,584	63,978	(978,005)
Withdrawals and surrenders	(3,307)	(15,556)	(110,923)	(14,704)
Mortality and expense risk charges	(43,628)	(35,651)	(47,709)	(55,767)
Net increase (decrease) from contract owner transactions	811,629	673,383	(36,381)	(806,602)

Total increase (decrease) in net assets	818,785	694,381	(222,703)	(402,436)

Net assets at beginning of year	1,286,349	591,968	2,270,369	2,672,805
Net assets at end of year	$ 2,105,134	$ 1,286,349	$ 2,047,666	$ 2,270,369

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SCM Sub-Account		SCB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SLC	2010SLC	2011SCM	2010SCM
Net investment income	$ 2,170	$ -	$ 1,947	$ 1,288
Net realized gains (losses)	43,428	(47,726)	(1,857)	(12,575)
Net change in unrealized appreciation/depreciation	(43,858)	82,657	106	94,058
Net increase from operations	1,740	34,931	196	82,771

Contract Owner Transactions:
Purchase payments received	4,355	4,152	73,693	739
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,132)	(68,554)	434,850	20,995
Withdrawals and surrenders	(20,494)	(1)	(3,702)	(36,257)
Mortality and expense risk charges	(4,355)	(4,943)	(15,544)	(9,278)
Net (decrease) increase from contract owner transactions	(30,626)	(69,346)	489,297	(23,801)

Total (decrease) increase in net assets	(28,886)	(34,415)	489,493	58,970

Net assets at beginning of year	265,444	299,859	438,028	379,058
Net assets at end of year	$ 236,558	$ 265,444	$ 927,521	$ 438,028

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SPC Sub-Account		SC5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SCB	2010SCB	2011SPC	2010SPC
Net investment income	$ 369,472	$ 427,011	$ 2,960	$ 2,347
Net realized gains (losses)	238,875	661,372	(333,511)	(698,379)
Net change in unrealized appreciation/depreciation	(422,762)	(438,764)	(141,488)	1,659,382
Net increase (decrease) from operations	185,585	649,619	(472,039)	963,350

Contract Owner Transactions:
Purchase payments received	194,500	209,088	222,366	139,908
Transfers between Sub-Accounts
(including the Fixed Account), net	(489,125)	(1,973,685)	172,331	(623,684)
Withdrawals and surrenders	(41,893)	(73,251)	(120,348)	(49,527)
Mortality and expense risk charges	(81,866)	(118,977)	(94,750)	(93,254)
Net (decrease) increase from contract owner transactions	(418,384)	(1,956,825)	179,599	(626,557)

Total (decrease) increase in net assets	(232,799)	(1,307,206)	(292,440)	336,793

Net assets at beginning of year	4,735,076	6,042,282	5,138,442	4,801,649
Net assets at end of year	$ 4,502,277	$ 4,735,076	$ 4,846,002	$ 5,138,442

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	SC2 Sub-Account		SC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SC5	2010SC5	2011SC2	2010SC2
Net investment income	$ 153,944	$ 140,948	$ 17,574	$ 20,553
Net realized gains (losses)	56,027	(24,400)	57	-
Net change in unrealized appreciation/depreciation	77,055	171,956	-	-
Net increase from operations	287,026	288,504	17,631	20,553

Contract Owner Transactions:
Purchase payments received	291,882	329,449	1,048,293	1,333,220
Transfers between Sub-Accounts
(including the Fixed Account), net	202,901	(254,947)	(1,468,285)	1,131,202
Withdrawals and surrenders	-	(423)	(1,717,110)	662,153
Mortality and expense risk charges	(171,670)	(179,624)	(422,898)	(463,034)
Net increase (decrease) from contract owner transactions	323,113	(105,545)	(2,560,000)	2,663,541

Total increase (decrease) in net assets	610,139	182,959	(2,542,369)	2,684,094

Net assets at beginning of year	3,998,519	3,815,560	12,176,041	9,491,947
Net assets at end of year	$ 4,608,658	$ 3,998,519	$ 9,633,672	$ 12,176,041

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	TBC Sub-Account		REI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011SC1	2010SC1	2011TBC	2010TBC
Net investment income	$ -	$ -	$ 390,848	$ 370,456
Net realized gains	305,805	31,335	1,219,095	588,675
Net change in unrealized appreciation/depreciation	(16,514)	345,997	(1,824,968)	1,727,045
Net increase (decrease) from operations	289,291	377,332	(215,025)	2,686,176

Contract Owner Transactions:
Purchase payments received	1,230,682	440,533	1,530,599	531,217
Transfers between Sub-Accounts
(including the Fixed Account), net	7,987,146	379,812	(854,650)	2,026,135
Withdrawals and surrenders	-	(54,572)	(131,511)	(125,157)
Mortality and expense risk charges	(104,792)	(69,862)	(399,651)	(392,741)
Net increase from contract owner transactions	9,113,036	695,911	144,787	2,039,454

Total increase (decrease) in net assets	9,402,327	1,073,243	(70,238)	4,725,630

Net assets at beginning of year	3,034,936	1,961,693	21,652,181	16,926,551
Net assets at end of year	$ 12,437,263	$ 3,034,936	$ 21,581,943	$ 21,652,181

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	TFS Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011REI	2010REI	2011TFS	2010TFS
Net investment income	$ 92,911	$ 87,268	$ 5,024	$ 3,611
Net realized (losses) gains	(4,805)	(27,452)	25,070	(14,484)
Net change in unrealized appreciation/depreciation	(601,177)	323,373	(64,072)	27,782
Net (decrease) increase from operations	(513,071)	383,189	(33,978)	16,909

Contract Owner Transactions:
Purchase payments received	205,906	210,783	30,793	99,164
Transfers between Sub-Accounts
(including the Fixed Account), net	95,156	45,705	29,311	48,503
Withdrawals and surrenders	(4,798)	(29,922)	(5,388)	(45,049)
Mortality and expense risk charges	(80,885)	(76,958)	(19,152)	(10,396)
Net increase from contract owner transactions	215,379	149,608	35,564	92,222

Total (decrease) increase in net assets	(297,692)	532,797	1,586	109,131

Net assets at beginning of year	4,766,213	4,233,416	249,557	140,426
Net assets at end of year	$ 4,468,521	$ 4,766,213	$ 251,143	$ 249,557

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	TSF Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FTI	2010FTI	2011TSF	2010TSF
Net investment income	$ 102,107	$ 87,315	$ 527	$ 524
Net realized losses	(28,687)	(377,358)	(309)	(4,186)
Net change in unrealized appreciation/depreciation	(531,853)	706,004	(2,997)	6,348
Net (decrease) increase from operations	(458,433)	415,961	(2,779)	2,686

Contract Owner Transactions:
Purchase payments received	2,642	480,172	1,184	3,233
Transfers between Sub-Accounts
(including the Fixed Account), net	139,787	(870,749)	(4)	(7,262)
Withdrawals and surrenders	(3,714)	(24,703)	-	(2,317)
Mortality and expense risk charges	(87,541)	(97,019)	(1,486)	(3,266)
Net increase (decrease) from contract owner transactions	51,174	(512,299)	(306)	(9,612)

Total decrease in net assets	(407,259)	(96,338)	(3,085)	(6,926)

Net assets at beginning of year	6,197,783	6,294,121	39,483	46,409
Net assets at end of year	$ 5,790,524	$ 6,197,783	$ 36,398	$ 39,483

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	RNA Sub-Account		VCP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011FTG	2010FTG	2011RNA	2010RNA
Net investment income	$ 13,726	$ 237	$ 23,022	$ 1,436
Net realized gains (losses)	489,082	1,353	(22,414)	(7,554)
Net change in unrealized appreciation/depreciation	(894,827)	22,178	(90,938)	185,438
Net (decrease) increase from operations	(392,019)	23,768	(90,330)	179,320

Contract Owner Transactions:
Purchase payments received	807	1,807	-	215,342
Transfers between Sub-Accounts
(including the Fixed Account), net	6,371,991	(20,923)	-	(7)
Withdrawals and surrenders	-	(2,222)	(1,335,958)	(11,562)
Mortality and expense risk charges	(43,782)	(3,032)	(11,600)	(14,938)
Net increase (decrease) from contract owner transactions	6,329,016	(24,370)	(1,347,558)	188,835

Total increase (decrease) in net assets	5,936,997	(602)	(1,437,888)	368,155

Net assets at beginning of year	135,333	135,935	1,437,888	1,069,733
Net assets at end of year	$ 6,072,330	$ 135,333	$ -	$ 1,437,888

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	VGI Sub-Account		VMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010
Operations:	2011VCP	2010VCP	2011VGI	2010VGI
Net investment income	$ 15,658	$ 369	$ 19,130	$ -
Net realized gains (losses)	58,833	(20,156)	592,914	560,500
Net change in unrealized appreciation/depreciation	(92,525)	93,976	(992,496)	773,145
Net (decrease) increase from operations	(18,034)	74,189	(380,452)	1,333,645

Contract Owner Transactions:
Purchase payments received	357,675	518,132	191,966	119,200
Transfers between Sub-Accounts
(including the Fixed Account), net	(161,277)	297,881	106,671	604,195
Withdrawals and surrenders	-	(30,596)	(29,436)	(369,454)
Mortality and expense risk charges	(29,032)	(13,623)	(106,300)	(108,548)
Net increase from contract owner transactions	167,366	771,794	162,901	245,393

Total increase (decrease) in net assets	149,332	845,983	(217,551)	1,579,038

Net assets at beginning of year	1,190,774	344,791	5,445,729	3,866,691
Net assets at end of year	$ 1,340,106	$ 1,190,774	$ 5,228,178	$ 5,445,729

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	USC Sub-Account
	December 31,	December 31,
	2011	2010
Operations:	2011VMG	2010VMG
Net investment income	$ -	$ -
Net realized gains (losses)	211,730	(63,326)
Net change in unrealized appreciation/depreciation	(251,712)	296,389
Net (decrease) increase from operations	(39,982)	233,063

Contract Owner Transactions:
Purchase payments received	56,639	189,333
Transfers between Sub-Accounts
(including the Fixed Account), net	133,883	42,701
Withdrawals and surrenders	-	(3,116)
Mortality and expense risk charges	(35,594)	(30,045)
Net increase from contract owner transactions	154,928	198,873

Total increase in net assets	114,946	431,936

Net assets at beginning of year	1,350,590	918,654
Net assets at end of year	$ 1,465,536	$ 1,350,590

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2011

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

There are three universal life insurance products in the Variable Account as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL, and Sun Life Large Case VUL.  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2011.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 4.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.”  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Contract Loans
Contract holders are permitted to borrow against the cash value of their accounts.  The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset.  Contract loan activity is reflected in the withdrawals and surrenders line on the Statement of Changes in Net Assets.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a charge may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2011. The 2007 through 2010 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2011 and through the issuance date of the Variable Account’s financial statements, noting there are no subsequent events requiring accounting or disclosure.

New and Adopted Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements

On January 1, 2010 the Variable Account adopted the provisions of ASU No. 2010-06 which require new disclosures and clarifications of existing disclosures, which are effective for interim and annual reporting periods beginning after December 31, 2009. The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  Effective January 1, 2011, the Variable Account adopted the provisions of the standards relating to disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3.  The adoption of this guidance did not have a material impact on the Variable Account’s financial statements. The required disclosures are included in note 7 of the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” which change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Pronouncements Not Yet Adopted (continued)
measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entities consistency in application across jurisdictions to ensure that U.S. GAAP and (International Financial Reporting Standards (“IFRS”) fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to certain of the Funds and charge management fees at an annual rate ranging from 0.50% to 1.05% and 0.35% to 1.05% of the Funds’ average daily net assets, respectively.  For additional related party transactions, see note 4.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2011, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10	Years 11 - 20	Years 21+
Futurity Corporate VUL	0.40%	0.25%	0.20%
Sun Life Corporate VUL	0.60%	0.20%	0.10%
Sun Life Large Case VUL	0% to 0.45%	0% to 0.20%	0% to 0.10%

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load.  The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%.  The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium.  For the Sun Life Large Case VUL product, these expense charges consist of only the premium expense load.  The premium expense load ranges from 0% to 7.50% of the premium up to target premium and from 0% to 2.50% of the premium in excess of the target premium.

Administration charges
At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Sun Life Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter.  For the Sun Life Large Case VUL products, the monthly charge is $5.00 per policy for each policy month.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary Mortality Tables.

Other Contract Charges
The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.40% of premium.

4. CONTRACT CHARGES (CONTINUED)

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct from the premium payment.

5. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:
	Purchases	Sales
AL4	$690,604	$609,515
AL3	749,329	515,008
ASM	645,367	401,896
AN2	2,934	6,593
AN3	62,726	37,599
AN4	378,697	412,901
IVP	3,946,456	1,862,132
AN5	105,457	72,993
308	414,445	25,903
301	13,027	1,242
304	1,155,298	219,236
307	4,043	641
303	7,861,423	1,493,544
302	55,593	13,612
305	561,356	512,725
300	6,637,447	6,268,570
306	1,156,708	53,303
BLG	102,068	38,776
MLV	22,377	52,647
NNG	797,767	32,989
NMI	3,477	623
DRS	2,987,794	2,511,113
DSV	1,274,543	2,396,435
DGO	341,144	303,526
DSC	9,987	152,997
DGI	2,466	1,741
DTG	57,045	34,497
DMC	84,570	18,702
DQB	7,665	3,479
DSI	10,628,248	20,471,663
DCA	692,019	561,192
SCV	1,393,359	1,328,894
001	47,605	1,455
SSI	3,145,450	1,791,210
SSC	289,019	302,490
SHR	10,555	48,156
5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
AMG	$-	$23,736
FVI	19,574	914
FCN	2,670,412	3,787,331
FL1	310,003	279,794
FE3	159,714	99,002
FF1	1,237,379	739,320
FF2	496,695	168,798
FF3	183,630	39,812
FVG	422,392	204,534
FGP	69,013	217,428
FL3	251,635	128,998
FHI	638,683	277,972
FIP	1,622	375
FIG	5,598,091	5,753,124
FMC	3,805,031	2,109,262
FL5	64,073,872	47,741,376
FOF	551,793	755,143
FL2	214,787	382,733
SGI	491,997	433,703
FRE	32,172	13,280
FSS	250,521	145,854
FSC	110,943	29,144
GS7	24,421	16,141
GS3	11,552	18,748
AI6	7,623	2,166
AI1	5,163	20,762
AAH	36,227	832
AI3	9,368	3,480
IV1	1,088	33,295
AI4	579,531	919,465
A22	269,057	142,310
ASC	3,275	16,125
MVP	1,952,145	1,874,917
JM7	535,715	77,020
JP6	83,792	183,901
JP4	1,508	1,070
LRI	1,978,510	330,655
LA3	243,377	191,243
MF9	707	1,038
MFL	49,106	11,080
MFS	23,792	1,405
MF6	7,973,548	1,746,774
MFK	96,565	19,868
MF2	1,233	27,917
MFF	31,534	17,626

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFC	$10,689	$3,270
IG1	253,095	64,673
M11	2,479	2,090
M1B	12,185	10,506
MC1	14,839	8,967
MMS	29,893,741	19,949,176
M1A	112,404	20,225
RES	332	312
EME	1,213,490	826,258
MFJ	1,411,529	1,163,189
MF5	642,006	344,439
MFE	17,169	12,863
MV1	98,128	25,332
RG1	10,223	8,449
GGR	1,731	3,187
IGS	6,330,615	2,186,544
IGI	2,813,157	1,443,045
RIS	1,580,265	2,117,149
TRS	1,288,699	1,506,805
EIS	9,382,502	1,678,518
MF7	20,968	50,572
RE1	30,336	22,906
SI1	13,757	19,801
NAR	152,413	108,400
NLM	164,187	52,845
NMC	1,607	1,368
NPP	693	551
OCF	1,620,140	8,360,917
OGS	2,175,239	2,629,437
OSC	1,009,187	1,758,003
PCR	1,494,181	43,044
PMB	696,850	104,449
PRR	15,841,408	9,923,356
PTR	33,453,880	27,811,549
SCP	4,025,231	1,392,837
RX1	-	31
SC7	174,020	158,198
SC3	2,233,614	1,026,810
SGC	676,062	1,384,294
SDC	2,566,363	1,715,470
SLC	1,656,789	1,295,679
SCM	160,703	161,663
SCB	521,109	29,865
SPC	1,930,345	1,849,193
SC5	1,941,805	1,759,246
SC2	788,486	242,755
SC1	6,307,442	8,849,811

5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
TBC	$10,918,960	$1,805,924
REI	5,924,994	5,389,359
TFS	393,539	85,249
FTI	127,635	87,047
TSF	601,304	448,023
FTG	1,451	1,230
RNA	6,874,031	53,607
VCP	23,022	1,347,559
VGI	475,830	292,806
VMG	2,033,090	1,848,681
USC	575,632	282,871

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2011 were as follows:

			Net Increase (Decrease)
	Units Issued	Units Redeemed
AL4	53,019	47,394	5,625
AL3	74,984	51,223	23,761
ASM	64,983	41,271	23,712
AN2	243	505	(262)
AN3	3,683	1,988	1,695
AN4	12,936	16,995	(4,059)
IVP	439,826	233,782	206,044
AN5	4,597	3,316	1,281
308	31,663	2,244	29,419
301	969	112	857
304	79,773	14,468	65,305
307	293	57	236
303	540,532	152,558	387,974
302	4,162	1,445	2,717
305	31,747	36,633	(4,886)
300	506,012	507,084	(1,072)
306	84,554	15,416	69,138
BLG	9,207	5,031	4,176
MLV	522	3,721	(3,199)
NNG	78,446	3,054	75,392
NMI	209,903	209,618	285
DRS	182,401	158,079	24,322
DSV	76,828	147,944	(71,116)
DGO	17,241	15,855	1,386
DSC	478	11,231	(10,753)
DGI	182	139	43

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
DTG	6,007	4,869	1,138
DMC	6,097	1,630	4,467
DQB	75	180	(105)
DSI	1,005,084	1,994,404	(989,320)
DCA	55,406	48,463	6,943
SCV	90,115	87,183	2,932
001	4,761	155	4,606
SSI	237,803	133,560	104,243
SSC	13,223	14,599	(1,376)
SHR	868	4,135	(3,267)
AMG	-	1,796	(1,796)
FVI	1,289	96	1,193
FCN	192,116	242,609	(50,493)
FL1	15,505	14,954	551
FE3	4,539	8,554	(4,015)
FF1	158,645	117,653	40,992
FF2	50,181	23,817	26,364
FF3	16,760	4,374	12,386
FVG	40,414	24,514	15,900
FGP	165,872	175,196	(9,324)
FL3	17,425	9,854	7,571
FHI	40,694	24,020	16,674
FIP	27	20	7
FIG	197,808	275,704	(77,896)
FMC	292,614	169,124	123,490
FL5	8,467,368	7,091,659	1,375,709
FOF	39,651	52,829	(13,178)
FL2	12,316	23,142	(10,826)
SGI	33,965	30,758	3,207
FRE	1,886	1,427	459
FSS	17,081	11,347	5,734
FSC	7,721	2,132	5,589
GS7	1,757	1,197	560
GS3	787	1,392	(605)
AI6	684	216	468
AI1	199	2,016	(1,817)
AAH	3,693	95	3,598
AI3	513	198	315
IV1	57	1,612	(1,555)
AI4	23,627	42,034	(18,407)
A22	74,302	66,227	8,075
ASC	351	1,499	(1,148)
MVP	341,967	337,287	4,680
JM7	28,028	6,389	21,639
JP6	4,752	11,192	(6,440)
JP4	-	70	(70)

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
LRI	132,684	30,738	101,946
LA3	14,466	14,251	215
MF9	29	79	(50)
MFL	2,800	766	2,034
MFS	1,605	112	1,493
MF6	342,234	80,560	261,674
MFK	5,121	1,323	3,798
MF2	44	1,441	(1,397)
MFF	2,176	1,388	788
MFC	121	160	(39)
IG1	1,929	3,262	(1,333)
M11	158	189	(31)
M1B	807	748	59
MC1	1,225	759	466
MMS	2,268,735	1,526,489	742,246
M1A	1,761	986	775
RES	19	23	(4)
EME	78,894	59,486	19,408
MFJ	81,746	73,561	8,185
MF5	19,436	11,727	7,709
MFE	525	477	48
MV1	2,250	1,628	622
RG1	858	885	(27)
GGR	63	129	(66)
IGS	569,071	322,971	246,100
IGI	313,563	176,870	136,693
RIS	153,003	197,342	(44,339)
TRS	105,030	122,892	(17,862)
EIS	1,080,197	370,523	709,674
MF7	828	3,327	(2,499)
RE1	1,518	1,480	38
SI1	-	1,291	(1,291)
NAR	10,649	7,750	2,899
NLM	9,136	3,313	5,823
NMC	80	67	13
NPP	40	33	7
OCF	188,453	729,772	(541,319)
OGS	282,165	305,537	(23,372)
OSC	64,425	114,174	(49,749)
PCR	117,516	3,628	113,888
PMB	45,497	8,333	37,164
PRR	903,709	640,877	262,832
PTR	2,617,700	2,479,939	137,761
SCP	439,872	235,297	204,575

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
RX1	-	4	(4)
SC7	14,542	15,039	(497)
SC3	95,244	78,209	17,035
SGC	45,791	148,570	(102,779)
SDC	362,307	289,086	73,221
SLC	129,691	139,135	(9,444)
SCM	8,669	11,012	(2,343)
SCB	50,521	1,185	49,336
SPC	139,580	174,169	(34,589)
SC5	84,199	71,454	12,745
SC2	31,015	13,453	17,562
SC1	575,146	789,710	(214,564)
TBC	1,059,080	167,195	891,885
REI	702,747	697,854	4,893
TFS	19,984	6,164	13,820
FTI	7,677	6,278	1,399
TSF	27,903	27,108	795
FTG	63	82	(19)
RNA	437,055	3,978	433,077
VCP	-	110,485	(110,485)
VGI	33,228	20,729	12,499
VMG	116,267	107,179	9,088
USC	40,799	26,299	14,500

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
AL4	64,741	202,253	(137,512)
AL3	85,760	48,527	37,233
AN2	62	191	(129)
AN3	641	828	(187)
AN4	15,956	16,829	(873)
IVP	364,563	1,502,483	(1,137,920)
AN5	9,434	6,620	2,814
ASM	186,327	157,537	28,790
308	8,950	1,826	7,124
301	1,348	42	1,306
304	59,386	42,819	16,567
307	3	1	2
306	72	2	70
303	170,362	85,658	84,704
302	5,982	1,840	4,142
305	110,612	640	109,972
The changes in units outstanding for the year ended December 31, 2010 were as follows:

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
300	1,119,268	118,488	1,000,780
BLG	580,207	575,285	4,922
MLV	622	4,185	(3,563)
NNG	2,182	-	2,182
NMI	377	72	305
DRS	202,899	82,017	120,882
DSV	154,805	99,966	54,839
DGO	17,548	1,986	15,562
DTS	3,136	19,194	(16,058)
DMC	42,965	3,042	39,923
DTG	498	32	466
DSI	1,915,876	2,636,966	(721,090)
DCA	32,993	2,461	30,532
DGI	347	239	108
DSC	815	2,278	(1,463)
DQB	123	1,193	(1,070)
SCV	35,699	14,387	21,312
SSI	173,363	175,409	(2,046)
SSC	4,461	18,725	(14,264)
SHR	7,796	12,530	(4,734)
AMG	4	259	(255)
FVI	1,213	15,845	(14,632)
FCN	348,199	308,402	39,797
FL1	12,069	25,701	(13,632)
FE3	92,375	127,609	(35,234)
FF1	13,773	6,029	7,744
FF2	26,912	8,170	18,742
FF3	14,599	2,068	12,531
FVG	22,620	17,787	4,833
FGP	2,650	7,198	(4,548)
FL3	9,669	22,588	(12,919)
FHI	73,136	81,419	(8,283)
FIP	52	510	(458)
FIG	132,881	149,497	(16,616)
FMC	211,568	136,760	74,808
FL5	8,332,513	8,374,421	(41,908)
FOF	14,789	19,074	(4,285)
FL2	10,683	9,781	902
SGI	4,535	2,469	2,066
FRE	4,464	5,373	(909)
FSC	6,362	11,361	(4,999)
FSS	24,825	4,775	20,050
TFS	27,995	17,755	10,240
FTI	7,273	2,946	4,327

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
TSF	43,365	74,274	(30,909)
FTG	190	767	(577)
GS7	1,712	6,642	(4,930)
GS3	819	1,991	(1,172)
AI6	769	784	(15)
AI1	269	3,126	(2,857)
AI3	608	613	(5)
IV1	253	73	180
AI4	4,094	17,910	(13,816)
A22	6,760	763	5,997
ASC	2,665	3,006	(341)
VCP	17,408	2,251	15,157
VGI	76,416	19,662	56,754
MVP	382,451	361,401	21,050
JM7	916	5,462	(4,546)
JP6	23,380	23,756	(376)
JP4	4	111	(107)
LRI	13,491	3,355	10,136
LA3	641	676	(35)
MF9	56	166	(110)
MFL	5,618	3,913	1,705
MFS	1,352	34	1,318
MF7	2,897	3,979	(1,082)
RG1	11,653	8,834	2,819
EME	93,307	54,000	39,307
GGR	110	2,917	(2,807)
RES	23	68	(45)
RE1	8,187	1,622	6,565
MF6	101,142	22,678	78,464
MFK	5,175	4,634	541
MF2	75	474	(399)
MFF	5,298	1,580	3,718
MFC	1,029	616	413
IGS	242,164	437,561	(195,397)
IG1	13,943	6,014	7,929
IGI	899,058	414,049	485,009
M11	292	6,092	(5,800)
M1B	1,631	38,437	(36,806)
MC1	8,402	1,970	6,432
MMS	306,447	541,694	(235,247)
M10	-	-	-
M1A	5,423	19,261	(13,838)
RIS	247,510	157,870	89,640

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
SI1	1,919	6,716	(4,797)
TRS	125,564	93,057	32,507
MFJ	48,186	67,432	(19,246)
MF5	32,022	12,883	19,139
MFE	67	129	(62)
EIS	181,804	49,148	132,656
MV1	6,533	18,792	(12,259)
VMG	172,445	156,104	16,341
NMC	162	193	(31)
NPP	67	62	5
NAR	8,388	23,664	(15,276)
NLM	10,489	1,030	9,459
OCF	571,470	580,430	(8,960)
OGS	192,070	298,604	(106,534)
OSC	110,006	76,946	33,060
PCR	23,091	454	22,637
PME	64,191	8,203	55,988
PRR	726,547	527,065	199,482
PTR	2,211,575	1,726,215	485,360
SCP	224,596	147,817	76,779
RX2	6	37	(31)
RX1	-	2	(2)
SCM	1,768	7,859	(6,091)
SCB	1,087	3,329	(2,242)
SCD	33,078	22,528	10,550
SGC	121,023	301,338	(180,315)
SDC	91,205	29,557	61,648
SLC	107,483	199,438	(91,955)
SPC	158,716	330,925	(172,209)
SC5	20,248	51,658	(31,410)
SC3	117,873	83,126	34,747
SC2	22,633	28,926	(6,293)
SC1	416,125	192,369	223,756
TBC	126,772	71,009	55,763
REI	508,006	382,173	125,833
RNA	493	2,464	(1,971)
USC	54,125	35,359	18,766

7.  FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair Value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, US GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for

7.  FAIR VALUE MEASUREMENTS (CONTINUED)

identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2011, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2011. As of December 31, 2011, the Level 1 assets held by the Sub-Accounts was $673.1 million.  There were no transfers between Level 1 and Level 2 during the period.

8. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratio, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
AL4
2011	109,112	$ 11.8770	$ 1,295,919	0.37%	(8.27)%
2010	103,487	12.9484	1,339,985	-	19.38
2009	240,999	10.8462	2,613,922	-	51.70
2008	226,556	7.1496	1,619,775	0.16	(58.36)
2007	105,767	17.1679	1,815,796	-	31.56
AL3
2011	126,039	10.2464	1,291,451	-	(3.18)
2010	102,278	10.5833	1,082,432	-	25.29
2009	65,046	8.4468	549,427	-	45.51
2008	5,869	5.8051	34,069	-	(39.05)
ASM
2011	142,642	9.8376	1,403,256	0.44	(8.39)
2010	118,930	10.7386	1,277,133	0.64	26.91
2009	90,140	8.4618	762,745	1.07	42.86
2008	25,855	5.9232	153,148	0.41	(32.99)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
AN2
2011	645	$ 11.8819	$ 7,597	0.33%	(23.41)%
2010	907	15.5134	13,987	1.95	18.58
2009	1,036	13.0824	13,486	-	53.14
2008	2,408	8.5428	20,527	-	(47.46)
2007	1,794	16.2610	29,080	-	19.89
AN3
2011	8,205	13.9042	114,150	1.09	6.07
2010	6,510	13.1086	85,395	-	12.80
2009	6,697	11.6212	77,882	3.30	20.35
2008	8,291	9.6562	80,108	1.76	(40.69)
2007	8,911	16.2818	145,160	1.30	4.86
AN4
2011	70,973	22.9132	1,626,612	2.79	(16.04)
2010	75,032	27.2919	2,048,238	1.78	12.61
2009	75,905	24.2362	1,840,077	4.72	39.24
2008	72,117	17.4064	1,255,307	-	(48.96)
2007	56,357	34.1062	1,922,134	1.36	17.78
IVP
2011	879,184	7.2819	6,402,124	4.42	(19.25)
2010	673,140	9.0179	6,070,326	2.39	4.59
2009	1,811,060	8.6220	15,614,934	1.34	34.68
2008	1,978,025	6.4018	12,662,923	1.12	(53.18)
2007	1,459,441	13.6743	19,956,794	1.25	5.84
AN5
2011	21,449	21.2676	456,172	-	4.20
2010	20,168	20.4098	411,625	-	36.59
2009	17,354	14.9424	259,309	-	41.28
2008	13,041	10.5762	137,922	-	(45.62)
2007	8,114	19.4494	157,803	-	13.70
308
2011	40,466	13.3579	540,545	3.13	(0.90)
2010	11,047	13.4795	148,912	2.73	12.33
2009	3,923	12.0003	47,072	2.89	20.00
301
2011	2,163	13.0593	28,243	3.83	6.10
2010	1,306	12.3082	16,076	2.91	6.24
304
2011	121,572	14.1671	1,722,316	2.01	(8.89)
2010	56,267	15.5487	874,877	1.43	11.75
2009	39,700	13.9144	552,399	-	42.30

8. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
307
2011	238	$ 14.5981	$ 3,472	8.92%	(4.85)%
2010	2	15.3426	30	-	22.02
303
2011	472,679	14.8199	7,005,121	0.72	(4.28)
2010	84,705	15.4821	1,311,456	0.85	17.58
2009	-	13.1669	-	0.84	40.71
2008	19,545	9.3573	182,884	1.08	2.34
302
2011	13,088	13.5371	177,189	1.62	(1.83)
2010	10,371	13.7895	143,024	1.68	11.43
2009	6,229	12.3754	77,085	1.72	23.75
305
2011	105,086	15.7141	1,651,342	7.56	1.92
2010	109,972	15.4181	1,695,563	37.73	14.52
300
2011	1,296,314	13.1201	17,007,825	1.70	(13.96)
2010	1,297,386	15.2495	19,784,494	3.75	7.23
2009	296,607	14.2210	4,218,039	3.28	43.07
2008	31,758	9.9397	315,669	2.62	10.36
306
2011	69,208	14.8601	1,028,429	0.98	(19.14)
2010	70	18.3784	1,295	1.89	19.52
BLG
2011	9,098	12.9562	117,869	2.71	(3.49)
2010	1,297,386	15.2495	19,784,494	3.75	7.23
MLV
2011	256,733	13.6050	3,492,853	0.40	(2.43)
2010	259,932	13.9432	3,624,282	0.57	28.69
2009	263,495	10.8349	2,854,919	0.74	28.34
2008	222,819	8.4423	1,881,096	0.76	(40.04)
2007	186,062	14.0801	2,619,745	0.30	(0.89)
NNG
2011	77,574	10.2887	798,136	1.48	(2.64)
2010	2,182	10.5677	23,054	-	19.64
NMI
2011	1,604	7.7738	12,467	0.86	(16.18)
2010	1,319	9.2748	12,226	0.78	13.73
2009	1,014	8.1551	8,263	0.16	37.95
2008	51,948	5.9118	307,107	1.58	(43.95)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
DRS
2011	212,438	$ 18.5328	$ 3,937,067	1.74%	10.96%
2010	188,116	16.7024	3,141,998	2.18	26.99
2009	67,234	13.1530	884,330	6.24	23.31
2008	23,668	10.6662	252,446	2.33	(35.06)
2007	20,548	16.4247	337,485	1.46	(13.94)
DSV
2011	295,654	17.2514	5,100,408	0.52	(1.33)
2010	366,770	17.4841	6,412,622	0.64	32.27
2009	311,931	13.2186	4,123,272	0.92	31.83
2008	221,133	10.0271	2,217,317	0.72	(29.88)
2007	138,008	14.2990	1,973,364	0.48	(6.62)
DGO
2011	22,219	19.4415	431,962	0.97	8.13
2010	20,833	17.9797	374,568	-	36.32
2009	5,271	13.1894	69,517	-	45.41
2008	5,850	9.0708	53,060	-	(40.55)
2007	5,948	15.2571	90,741	-	12.96
DSC
2011	81,354	11.5506	939,309	0.39	(13.85)
2010	92,107	13.4067	1,234,420	0.74	31.15
2009	93,570	10.2225	956,197	2.03	26.04
2008	182,948	8.1107	1,483,575	0.91	(37.59)
2007	202,961	12.9962	2,637,313	0.64	(11.06)
DGI
2011	1,530	12.0374	18,407	1.29	(2.79)
2010	1,487	12.3834	18,410	1.28	18.61
2009	1,379	10.4408	14,412	1.34	28.79
2008	1,250	8.1071	10,138	0.66	(40.41)
2007	1,186	13.6048	16,140	0.76	8.45
DTG
2011	1,612	15.3691	24,778	-	(7.78)
2010	474	16.6660	7,907	-	29.93
2009	8	12.8269	105	-	28.27
DMC
2011	52,847	12.9660	685,214	0.47	0.39
2010	48,380	12.9150	624,819	0.27	27.10
2009	8,457	10.1616	85,923	0.80	35.51
2008	2,456	7.4988	18,410	0.94	(40.42)
2007	4,038	12.5859	50,826	0.23	1.50

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
DQB
2011	9,536	$ 20.0810	$ 190,937	3.35%	7.03%
2010	9,641	18.7618	180,877	3.87	8.38
2009	10,685	17.3119	184,977	4.76	14.96
2008	12,661	15.0594	188,583	5.17	(4.18)
2007	417,322	15.7163	6,556,594	4.81	3.54
DSI
2011	4,539,472	11.3403	51,483,789	2.47	1.88
2010	5,528,792	11.1313	61,547,028	1.83	14.84
2009	6,249,882	9.6931	60,384,784	2.12	26.33
2008	6,475,528	7.6726	49,677,793	2.11	(37.14)
2007	5,698,584	12.2060	69,547,016	1.75	5.26
DCA
2011	128,846	16.6373	2,143,643	1.72	9.01
2010	121,903	15.2620	1,860,475	1.98	15.32
2009	91,371	13.2349	1,209,273	2.04	22.56
2008	57,442	10.7988	620,319	1.52	(29.55)
2007	28,995	15.3285	444,412	0.19	7.13
SCV
2011	60,954	14.8755	907,177	1.04	(6.08)
2010	58,022	15.8383	919,446	1.19	23.07
2009	36,710	12.8696	472,842	1.45	29.70
2008	14,816	9.9222	147,310	2.00	(33.42)
2007	26,622	14.9024	396,741	0.80	3.06
001
2011	4,606	9.2554	42,629	-	(7.45)
SSI
2011	486,857	14.0208	6,826,101	0.77	(4.41)
2010	382,614	14.6684	5,612,273	0.95	26.39
2009	384,660	11.6054	4,464,114	1.70	26.57
2008	265,760	9.1689	2,436,685	1.77	(34.12)
2007	259,084	13.9182	3,605,970	0.86	(1.90)
SSC
2011	94,626	19.2553	1,822,105	0.58	(4.58)
2010	96,002	20.1786	1,937,256	0.64	26.11
2009	110,266	16.0013	1,758,726	1.61	26.27
2008	114,039	12.6722	1,440,582	1.34	(34.33)
2007	101,087	19.2954	1,943,596	0.59	(2.16)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

At December 31	For year ended December 31
Investment
Units	Unit Value	Income	Total
Outstanding	lowest to highest	Net Assets	Ratio1	Return2
SHR
2011	-	$ -	$ -	2.62%	8.38%
2010	3,267	10.7506	35,144	2.01	12.53
2009	8,001	9.5540	76,459	6.03	25.30
2008	1,264	7.6251	9,652	1.09	(45.98)
2007	6,772	14.1148	95,581	1.24	(1.86)
AMG
2011	-	13.2115	-	-	(6.17)
2010	1,796	14.0803	25,314	1.09	16.34
2009	2,051	12.1022	24,827	-	32.91
2008	2,848	9.1058	21,207	-	(35.81)
2007	2,908	14.1857	34,833	-	18.97
FVI
2011	2,377	14.7253	34,987	2.58	(3.61)
2010	1,184	15.2775	18,082	0.66	18.07
2009	15,816	12.9393	204,644	2.50	29.39
FCN
2011	590,441	26.8768	15,868,988	0.94	(2.53)
2010	640,934	27.5731	17,672,382	1.34	17.22
2009	601,137	23.5232	14,140,572	1.49	35.71
2008	570,465	17.3335	9,888,062	1.14	(42.51)
2007	483,601	30.1521	14,581,461	0.92	17.59
FL1
2011	115,299	19.2978	2,225,587	0.80	(2.78)
2010	114,748	19.8504	2,278,392	1.05	16.93
2009	128,380	16.9769	2,169,036	1.20	35.47
2008	139,337	12.5320	1,738,451	0.87	(42.69)
2007	125,764	21.8671	2,736,627	0.74	17.30
FE3
2011	351,319	9.3828	to	18.0719	4,487,819	2.55	0.97
2010	355,334	17.8980	4,498,300	2.13	15.15
FF1
2011	76,011	11.7447	892,730	3.46	(0.36)
2010	35,019	11.7866	412,753	2.64	13.09
2009	27,275	10.4227	284,279	0.74	25.28
2008	3,223	8.3192	26,812	3.07	(25.56)
FF2
2011	56,245	11.3741	639,731	2.51	(1.03)
2010	29,881	11.4927	343,418	3.94	14.49
2009	11,139	10.0382	111,817	0.77	28.97
2008	2,219	7.7832	17,269	2.99	(27.16)
At December 31	For year ended December 31
Investment
Units	Unit	Income	Total
Outstanding	Value	Net Assets	Ratio1	Return2
FF3
2011	41,548	$ 10.8210	$ 449,591	2.72%	(2.60)%
2010	29,162	11.1094	323,973	2.73	16.08
2009	16,631	9.5704	159,166	1.24	31.66
2008	2,270	7.2689	16,503	3.91	(35.83)
FVG
2011	73,170	12.4209	908,838	2.08	1.61
2010	57,270	12.2243	700,085	0.80	14.87
2009	52,437	10.6419	558,028	1.23	27.20
2008	32,977	8.3660	275,881	1.71	(41.70)
2007	5,485	14.3499	78,715	1.68	12.12
FGP
2011	6,956	16.7165	116,431	0.19	0.20
2010	16,280	16.6827	271,762	0.26	24.17
2009	20,828	13.4351	279,935	0.35	28.29
2008	56,204	10.4727	588,701	1.26	(47.17)
2007	13,398	19.8222	265,752	0.78	26.96
FL3
2011	70,297	13.2700	932,824	0.13	(0.03)
2010	62,726	13.2743	832,624	0.03	23.86
2009	75,655	10.7171	800,092	0.21	27.96
2008	69,379	8.3750	572,765	0.61	(47.31)
2007	57,043	15.8941	890,922	0.37	26.66
FHI
2011	81,700	16.3123	1,332,860	8.47	4.03
2010	65,026	15.6803	1,019,761	5.80	13.82
2009	73,309	13.7760	1,010,020	7.83	43.96
2008	76,201	9.5695	729,295	9.20	(24.98)
2007	76,674	12.7567	978,220	6.94	2.79
FIP
2011	1,406	18.8345	26,371	2.00	2.04
2010	1,399	18.4582	25,767	1.59	15.02
2009	1,886	16.0475	30,220	2.66	26.61
2008	1,848	12.6751	23,741	2.22	(37.00)
2007	1,858	20.1183	37,954	3.59	5.44
FIG
2011	1,120,046	22.2193	24,886,585	3.30	7.33
2010	1,197,942	20.7012	24,798,779	3.63	7.80
2009	1,214,558	19.2025	23,322,538	8.66	15.72
2008	1,230,661	16.5936	20,421,062	3.73	(3.25)
2007	1,057,995	17.1509	18,145,545	2.92	4.35
8. FINANCIAL HIGHLIGHTS (CONTINUED)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FMC
2011	596,010	$ 12.1188	$ 7,222,905	0.29%	(10.61)%
2010	472,520	13.5576	6,406,216	0.40	28.83
2009	397,712	10.5233	4,185,241	0.87	40.09
2008	211,333	7.5120	1,587,531	0.81	(39.44)
2007	10,016	12.4047	124,244	0.59	24.05
FL5
2011	8,612,141	11.8545	102,068,947	0.03	0.03
2010	7,236,432	11.8511	85,736,451	0.08	0.14
2009	7,278,340	11.8342	86,109,898	0.59	0.62
2008	5,750,070	11.7614	67,605,637	2.73	2.92
2007	3,578,472	11.4278	40,873,039	4.81	5.11
FOF
2011	22,096	12.2603	270,905	0.36	(17.16)
2010	35,274	14.8006	522,067	1.35	13.11
2009	39,559	13.0847	517,604	2.40	26.53
2008	27,179	10.3411	281,059	3.48	(43.80)
2007	10,433	18.4020	191,978	3.55	17.31
FL2
2011	49,216	15.3746	757,341	0.93	(17.34)
2010	60,042	18.5996	1,117,572	1.20	12.83
2009	59,140	16.4848	975,630	1.87	26.22
2008	57,419	13.0603	750,050	2.65	(43.96)
2007	49,399	23.3050	1,151,509	2.92	17.05
SGI
2011	5,273	13.6985	72,230	4.18	(6.29)
2010	2,066	14.6187	30,210	4.50	17.69
FRE
2011	19,860	8.6897	172,575	7.85	(5.45)
2010	19,401	9.1903	178,295	3.11	21.24
2009	20,310	7.5802	153,948	13.36	19.41
2008	18,928	6.3479	120,151	1.42	(42.22)
2007	26,332	10.9870	289,296	2.02	(20.65)
FSS
2011	86,683	13.2851	1,151,595	2.53	(0.79)
2010	80,949	13.3909	1,083,990	1.62	11.47
2009	60,899	12.0130	731,573	2.11	26.35
2008	50,388	9.5078	479,085	3.30	(36.93)
2007	29,960	15.0760	451,678	1.60	3.72

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FSC
2011	55,946	$ 14.1820	$ 793,297	- %	(4.59)%
2010	50,357	14.8647	748,405	-	27.94
2009	55,356	11.6187	643,052	-	43.95
2008	61,296	8.0715	494,673	-	(42.34)
2007	45,929	13.9989	642,949	-	11.51
GS7
2011	2,000	12.8894	25,771	0.52	(2.62)
2010	1,440	13.2357	19,046	0.328	10.74
2009	6,370	11.9525	76,125	0.926	47.75
2008	5,061	8.0898	40,933	0.088	(41.75)
2007	7,663	13.8892	106,427	0.209	10.13
GS3
2011	4,478	13.5938	60,864	1.81	4.05
2010	5,083	13.0652	66,416	1.38	12.84
2009	6,255	11.5784	72,419	2.01	21.15
2008	7,755	9.5574	74,118	1.46	(37.00)
2007	10,710	15.1703	162,473	1.18	(1.63)
AI6
2011	4,684	9.7466	45,652	0.93	(3.05)
2010	4,216	10.0532	42,388	0.60	7.35
2009	4,231	9.3648	39,628	1.88	48.00
2008	3,332	6.3275	21,080	0.92	(51.77)
2007	2,932	13.1185	38,467	0.68	1.54
AI1
2011	201,648	9.5422	1,924,189	0.15	(7.91)
2010	203,465	10.3618	2,108,290	0.77	15.49
2009	206,322	8.9722	1,851,176	0.66	21.08
2008	209,637	7.4102	1,553,475	-	(42.49)
2007	212,397	12.8856	2,736,890	-	12.01
AAH
2011	3,598	8.2341	29,633	-	(17.66)
AI3
2011	3,624	17.1077	62,001	0.98	(0.06)
2010	3,309	17.1185	56,652	1.01	9.56
2009	3,314	15.6255	13,987	2.39	28.30
2008	1,480	12.1791	18,925	1.58	(30.14)
2007	2,288	17.4338	41,173	1.13	8.12

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
IV1
2011	-	$ -	$ -	- %	11.98%
2010	1,555	18.4503	28,688	-	23.82
2009	1,375	14.9005	20,492	-	42.44
2008	1,082	10.4607	11,314	-	(48.08)
2007	860	20.1466	17,324	-	12.19
AI4
2011	69,212	20.8817	1,445,377	1.61	(6.74)
2010	87,619	22.3910	1,962,013	2.18	12.86
2009	101,435	19.8392	2,012,516	1.57	35.24
2008	110,607	14.6694	1,622,630	0.52	(40.38)
2007	54,765	24.6047	1,347,613	0.49	14.72
A22
2011	37,133	14.1394	525,033	0.30	(6.38)
2010	29,058	15.1026	438,845	0.56	14.11
2009	23,061	13.2349	305,211	0.49	30.21
2008	722	10.1641	7,336	0.33	(28.52)
2007	14,365	14.2192	204,259	0.30	9.55
ASC
2011	1,576	10.6099	16,727	-	(0.73)
2010	2,724	10.6875	29,119	-	28.54
2009	3,065	8.3146	25,492	0.14	21.29
2008	4,690	6.8552	32,153	-	(31.31)
2007	8,322	9.9800	83,048	0.05	(0.20)
MVP
2011	377,507	13.0796	4,937,443	0.78	(2.64)
2010	372,827	13.4348	5,008,641	0.65	15.66
2009	351,777	11.6154	4,085,863	0.60	33.69
2008	382,067	8.6882	3,319,322	0.68	(27.77)
2007	282,357	12.0284	3,396,316	1.78	7.55
JM7
2011	316,156	12.4760	3,944,347	5.48	7.46
2010	294,517	11.6103	3,419,411	3.76	9.24
2009	299,063	10.6286	3,178,624	-	6.29
JP6
2011	45,502	15.8011	718,984	0.13	(4.77)
2010	51,942	16.5928	861,852	-	27.13
2009	52,318	13.0523	682,865	0.28	30.52
JP4
2011	8,286	14.9142	123,583	1.18	(1.87)
2010	8,356	15.1980	126,994	0.89	13.58
2009	8,463	13.3814	113,245	-	33.81
LRI
2011	112,082	14.9211	1,672,379	5.67	(17.79)
2010	10,136	18.1498	183,959	3.36	19.49

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
LA3
2011	5,190	$ 13.9812	$ 72,555	0.43%	(15.72)%
2010	4,975	16.5884	82,528	0.84	21.22
2009	5,010	13.6845	68,564	1.69	47.87
2008	4,747	9.2543	43,933	0.25	(51.53)
2007	15,410	19.0939	294,232	0.87	4.73
MF9
2011	1,306	13.1104	17,150	1.88	1.97
2010	1,356	12.8568	17,436	1.82	16.46
2009	1,466	11.0394	16,217	2.25	25.26
2008	1,470	8.8133	12,964	1.49	(34.95)
2007	1,474	13.5484	19,980	0.17	5.95
MFL
2011	28,698	14.3247	411,081	1.70	1.74
2010	26,664	14.0800	375,429	1.51	16.12
2009	24,959	12.1259	302,652	1.84	25.00
2008	21,425	9.7010	207,843	1.10	(35.12)
2007	18,849	14.9525	281,850	1.05	5.69
MFS
2011	2,811	14.1430	39,751	6.05	6.63
2010	1,318	13.2637	17,488	0.60	10.55
MF6
2011	590,036	22.9315	13,529,435	4.00	7.40
2010	328,362	21.3516	7,010,134	3.15	4.75
2009	249,898	20.3831	5,092,814	4.82	4.49
2008	237,914	19.5066	4,640,043	5.06	8.55
2007	198,912	17.9708	3,574,552	5.34	7.18
MFK
2011	31,343	16.3756	513,979	3.66	7.11
2010	27,545	15.2885	421,794	3.42	4.49
2009	27,004	14.6310	395,750	7.36	4.23
2008	6,354	14.0369	89,808	5.08	8.29
2007	4,740	12.9618	62,012	4.76	6.91
MF2
2011	15,336	19.1181	293,182	0.17	(0.45)
2010	16,733	19.2048	321,323	0.09	15.81
2009	17,132	16.5827	284,074	0.31	37.74
2008	1,022	12.0396	12,285	0.49	(37.33)
2007	8,527	19.2116	163,794	-	21.25
MFF
2011	22,392	16.8323	376,889	-	(0.69)
2010	21,604	16.9488	366,149	-	15.50
2009	17,886	14.6739	262,454	-	37.45
2008	8,505	10.6755	90,790	-	(37.53)
2007	11,835	17.0885	202,233	-	21.00

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
MFC
2011	4,573	$ 20.7208	$ 94,750	8.77%	3.86%
2010	4,612	19.9503	92,001	8.86	15.38
2009	4,199	17.2915	72,614	9.73	49.71
2008	4,703	11.5502	54,320	8.88	(29.64)
2007	4,709	16.4167	77,301	7.02	1.56
IG1
2011	110,778	18.0535	1,999,925	0.92	(11.11)
2010	112,111	20.3104	2,277,020	0.67	14.86
2009	104,182	17.6820	1,842,153	0.76	37.69
2008	99,532	12.8419	1,278,179	1.10	(39.96)
2007	93,853	21.3883	2,007,360	1.08	16.26
M11
2011	11,696	11.0340	129,097	0.59	0.80
2010	11,727	10.9470	128,419	0.33	13.15
2009	17,527	9.6745	169,600	0.76	40.14
2008	13,621	6.9035	94,062	0.60	(37.22)
2007	12,895	10.9957	141,830	0.36	11.53
M1B
2011	21,855	13.7673	300,856	0.29	0.57
2010	21,796	13.6894	298,352	0.08	12.83
2009	58,602	12.1332	711,018	0.51	39.78
2008	94,444	8.6801	819,783	0.36	(37.35)
2007	73,950	13.8551	1,024,578	0.04	11.26
MC1
2011	22,202	11.0400	245,104	-	(6.28)
2010	21,736	11.7800	256,044	-	28.88
2009	15,304	9.1400	139,874	-	41.93
2008	15,256	6.4400	98,248	-	(51.43)
2007	64,613	13.2600	856,765	-	9.59
MMS
2011	4,347,643	13.3979	58,294,939	-	-
2010	3,605,397	13.3979	48,350,374	-	-
2009	3,840,644	13.3979	51,502,185	-	-
2008	8,108,607	13.3979	108,683,614	2.05	2.04
2007	8,992,159	13.1304	118,117,869	4.74	4.85
M1A
2011	42,820	18.0338	772,539	-	(10.55)
2010	42,045	20.1611	848,043	-	36.21
2009	55,883	14.8011	827,424	-	62.71
2008	72,033	9.0964	655,426	-	(39.76)
2007	85,903	15.1013	1,297,543	-	2.28

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
RES
2011	479	$ 12.8080	$ 6,131	1.20%	(6.73)%
2010	483	13.7319	6,622	1.38	12.66
2009	528	12.1886	6,444	1.59	32.44
2008	522	9.2030	4,805	0.66	(36.43)
2007	498	14.4766	7,197	0.65	13.24
EME
2011	213,625	12.0783	2,580,238	0.56	(18.53)
2010	194,217	14.8256	2,879,396	0.68	23.75
2009	154,910	11.9806	1,855,914	2.73	68.58
2008	155,024	7.1068	1,101,715	-	(56.21)
MFJ
2011	242,714	15.9900	3,881,104	2.47	1.66
2010	234,529	15.7295	3,689,136	2.64	9.69
2009	253,775	14.3401	3,639,303	3.53	17.81
2008	262,109	12.1726	3,190,689	3.23	(21.74)
2007	258,706	15.5539	4,024,060	2.79	4.07
MF5
2011	69,506	30.9276	2,149,666	3.59	7.12
2010	61,797	28.8716	1,784,193	3.12	13.90
2009	42,658	25.3480	1,081,311	4.66	33.37
2008	24,029	19.0054	456,691	1.81	(37.06)
2007	19,488	30.1971	588,516	1.28	28.58
MFE
2011	2,691	27.2926	73,465	3.46	6.84
2010	2,643	25.5458	67,513	3.03	13.60
2009	2,705	22.4869	60,838	6.05	33.10
2008	15,965	16.8953	269,733	1.62	(37.25)
2007	15,137	26.9266	407,593	0.72	28.28
MV1
2011	47,433	15.3383	727,521	1.41	(0.29)
2010	46,811	15.3825	720,041	1.27	11.22
2009	59,070	13.8302	816,946	1.61	20.30
2008	56,591	11.4965	650,599	1.63	(32.87)
2007	56,186	17.1252	962,197	1.39	7.67
RG1
2011	25,810	9.3213	240,579	0.76	(1.25)
2010	25,837	9.4397	243,892	1.00	16.95
2009	23,018	8.0718	185,797	1.55	32.44
2008	14,946	6.0949	91,094	0.44	(38.79)
2007	14,150	9.9576	140,902	-	(0.42)

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For year ended December 31
						Investment
	Units	Unit Value				Income	Total Return
	Outstanding	lowest to highest			Net Assets	Ratio1	lowest to highest
GGR
2011	997	$ 23.3317			$ 23,362	0.70%	(6.38)%
2010	1,063	24.9227			26,613	0.88	11.80
2009	3,870	22.2913			86,358	1.17	39.81
2008	4,034	15.9436			64,393	1.52	(38.93)
2007	10,151	26.1084			265,136	1.75	13.27
IGS
2011	1,069,611	11.8073			12,629,205	1.10	(10.89)
2010	823,511	13.2508			10,912,212	0.88	15.16
2009	1,018,908	11.5066			11,724,128	1.05	38.06
2008	949,836	8.3344			7,916,289	1.32	(39.82)
2007	894,978	13.8500			12,395,473	1.47	16.58
IGI
2011	939,138	9.3579			8,788,350	1.19	(1.52)
2010	802,445	9.5023			7,625,089	1.64	9.11
2009	317,436	8.7092			2,764,618	-	(12.91)
RIS
2011	482,073	14.5697			7,023,632	2.07	(10.88)
2010	526,412	16.3490			8,606,313	1.34	10.63
2009	436,772	14.7785			6,454,848	3.11	30.94
2008	426,650	11.2869			4,815,547	1.76	(42.49)
2007	421,019	19.6247			8,262,354	1.15	13.15
TRS
2011	262,291	21.7793			5,712,911	2.70	1.93
2010	280,153	21.3678			5,986,635	2.67	9.97
2009	247,646	19.4314			4,812,471	3.32	18.09
2008	177,925	16.4546			2,927,978	3.32	(21.55)
2007	194,810	20.9744			4,086,425	3.10	4.32
EIS
2011	912,338	10.6397	to	14.1733	10,845,281	1.15	-	to	6.40
2010	202,664	14.1732			2,872,402	1.18	11.51
2009	70,008	12.7105			889,844	1.11	20.49
2008	80,947	10.5487			853,889	0.57	(32.64)
2007	11,409	15.6609			178,683	2.29	7.92
MF7
2011	10,136	15.8372			160,517	4.80	6.30
2010	12,635	14.8980			188,235	4.28	10.67
2009	13,717	13.4616			184,654	7.13	27.66
2008	19,902	10.5449			209,862	5.73	(10.77)
2007	16,775	11.8170			198,232	4.11	3.28

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
RE1
2011	43,139	$ 14.2847	$ 616,224	0.93%	(7.00)%
2010	43,101	15.3602	662,037	1.13	12.42
2009	36,536	13.6634	499,197	1.33	32.03
2008	35,309	10.3489	365,406	0.37	(36.57)
2007	34,081	16.3146	556,021	0.56	12.97
SI1
2011	15,899	15.6437	248,721	5.46	4.31
2010	17,190	14.9980	257,812	5.12	10.05
2009	21,987	13.6288	299,662	11.15	27.24
2008	15,877	10.7110	170,059	8.75	(13.21)
2007	9,020	12.3416	111,313	6.50	3.24
NAR
2011	92,745	14.1815	1,315,268	0.66	(6.50)
2010	89,846	15.1669	1,362,689	0.69	26.18
2009	105,122	12.0198	1,263,546	1.65	46.56
2008	135,646	8.2012	1,112,465	1.27	(45.82)
2007	168,615	15.1366	2,552,261	0.45	3.30
NLM
2011	28,864	15.8905	458,742	3.99	0.29
2010	23,041	15.8447	365,153	5.21	5.28
2009	13,582	15.0494	204,487	11.52	13.33
2008	6,246	13.2797	83,017	4.15	(13.43)
2007	36,871	15.3396	565,660	2.36	4.77
NMC
2011	822	19.7684	16,249	-	0.47
2010	809	19.6751	15,914	-	29.10
2009	819	15.2407	12,484	-	31.60
2008	676	11.5812	7,594	-	(43.37)
2007	8,760	20.4501	178,734	-	22.53
NPP
2011	1,543	15.6190	24,069	-	(11.36)
2010	1,536	17.6203	27,025	0.70	15.67
2009	1,531	15.2338	23,294	2.84	56.07
2008	1,599	9.7606	15,589	0.54	(52.39)
2007	1,504	20.5022	30,788	0.65	9.34
OCF
2011	508,147	11.8522	6,022,710	0.49	(1.15)
2010	1,049,466	11.9900	12,583,147	0.18	9.42
2009	1,058,426	10.9581	11,598,393	0.28	44.52
2008	899,728	7.5825	6,822,231	0.14	(45.52)
2007	685,121	13.9174	9,535,104	0.25	14.15

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For year ended December 31
						Investment
	Units	Unit Value				Income	Total
	Outstanding	lowest to highest			Net Assets	Ratio1	Return2
OGS
2011	217,141	$ 14.8273			$ 3,219,604	1.16%	(8.29)%
2010	240,513	16.1675			3,888,485	1.46	15.96
2009	347,047	13.9418			4,838,461	2.19	39.77
2008	351,432	9.9746			3,505,419	1.41	(40.19)
2007	240,716	16.6766			4,014,308	0.90	6.32
OSC
2011	159,108	15.2031			2,418,931	0.65	(2.21)
2010	208,857	15.5470			3,247,103	0.52	23.41
2009	175,797	12.5983			2,214,742	0.86	37.20
2008	190,358	9.1827			1,747,995	0.46	(37.83)
2007	164,649	14.7699			2,431,836	0.29	(1.21)
PCR
2011	136,525	11.4286			1,560,292	14.70	(7.56)
2010	22,637	12.3630			279,857	18.35	21.56
PMB
2011	96,174	14.6541	to	29.3634	1,457,250	5.36	6.33
2010	59,010	27.6151			859,432	4.95	12.17
PRR
2011	1,751,159	18.1368			31,749,083	2.10	11.68
2010	1,488,327	16.2401			24,163,942	1.45	8.11
2009	1,288,845	15.0218			19,355,819	2.85	18.39
2008	1,115,487	12.6880			14,153,243	3.53	(7.05)
2007	832,007	13.6509			11,354,545	4.52	10.67
PTR
2011	4,819,074	17.5060			84,305,359	2.64	3.61
2010	4,681,313	16.8958			79,043,557	2.43	8.12
2009	4,195,953	15.6274			65,540,706	5.23	14.07
2008	3,473,090	13.6996			47,567,668	4.42	4.80
2007	2,573,931	13.0720			33,637,316	4.77	8.76
SCP
2011	553,894	12.4518			6,897,023	0.39	(3.28)
2010	349,319	12.8745			4,497,343	0.13	20.52
2009	272,540	10.6823			2,911,390	-	35.20
2008	229,176	7.9010			1,810,736	0.84	(27.18)
2007	106,276	10.8499			1,153,085	0.33	(2.14)
RX1
2011	34	7.8431			291	-	(1.17)
2010	38	7.9357			345	-	19.96
2009	40	6.6150			311	0.03	35.51
2008	3,006	4.8817			14,672	0.41	(54.47)
2007	2,325	10.7228			24,932	1.99	1.13

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For year ended December 31
						Investment
	Units	Unit Value				Income	Total
	Outstanding	lowest to highest			Net Assets	Ratio1	Return2
SC7
2011	53,849	$9.0293	to	$15.6926	$ 516,088	0.87%	(3.77)%
2010	54,346	16.3074			546,629	0.51	12.92
SC3
2011	355,039	26.1808			9,294,624	7.36	(7.59)
2010	338,004	28.3317			9,575,628	12.19	15.28
2009	303,257	24.5764			7,452,446	4.33	30.09
2008	300,766	18.8924			5,681,681	2.53	(44.73)
2007	280,852	34.1801			9,599,171	1.48	(13.13)
SGC
2011	187,441	10.2226			1,916,071	1.09	2.47
2010	290,220	9.9760			2,895,167	-	22.13
2009	470,535	8.1685			3,843,571	1.23	(18.31)
SDC
2011	189,824	11.0902			2,105,134	1.22	0.53
2010	116,603	11.0322			1,286,349	1.47	2.41
2009	54,955	10.7722			591,968	1.81	7.72
SLC
2011	232,807	8.7955			2,047,666	0.64	(6.15)
2010	242,251	9.3719			2,270,369	-	17.19
2009	334,206	7.9975			2,672,805	0.71	(20.03)
SCM
2011	16,754	14.1198			236,558	0.84	1.58
2010	19,097	13.9000			265,444	-	16.76
2009	25,188	11.9048			299,859	1.03	21.09
2008	36,215	9.8317			356,052	0.70	(37.06)
2007	27,764	15.6196			433,665	0.96	(5.81)
SCB
2011	71,430	10.3747	to	18.8474	927,521	0.38	(4.87)
2010	22,094	19.8128			438,028	0.35	24.46
2009	23,798	15.9186			379,058	0.06	36.77
2008	26,010	11.6394			296,647	0.26	(37.99)
2007	43,665	18.7697			809,754	-	(1.44)
SPC
2011	359,327	12.5553			4,502,277	7.46	4.28
2010	393,916	12.0400			4,735,076	7.49	12.70
2009	566,125	10.6827			6,042,282	8.07	6.83

8. FINANCIAL HIGHLIGHTS (CONTINUED)

At December 31	For year ended December 31
Investment
Units	Unit Value	Income	Total
Outstanding	lowest to highest	Net Assets	Ratio1	Return2
SC5
2011	214,124	$ 9.8012	to	$ 23.5273	$ 4,846,002	0.06%	(7.78)%
2010	201,379	25.5134	5,138,442	0.05	23.17
2009	232,789	20.7139	4,801,649	0.03	30.07
2008	261,330	15.9246	4,145,958	0.18	(35.14)
2007	247,349	24.5516	6,048,757	1.27	15.41
SC2
2011	246,998	18.6756	4,608,658	3.63	7.07
2010	229,436	17.4426	3,998,519	3.53	7.69
2009	235,729	16.1974	3,815,560	4.52	21.05
2008	219,218	13.3813	2,932,281	5.64	(12.50)
2007	200,400	15.2923	3,062,394	5.16	3.76
SC1
2011	808,417	11.9328	9,633,672	0.15	0.15
2010	1,022,981	11.9152	12,176,041	0.18	0.19
2009	799,225	11.8926	9,491,947	0.26	0.25
2008	3,584,772	11.8633	42,514,382	2.25	2.25
2007	3,925,378	11.6021	45,530,914	4.76	4.88
TBC
2011	1,117,070	10.0176	to	13.6848	12,437,263	-	0.18	to	1.52
2010	225,185	13.4806	3,034,936	-	16.39
2009	169,422	11.5823	1,961,693	-	42.18
2008	134,858	8.1460	1,098,136	0.12	(42.51)
2007	84,164	14.1686	1,192,498	0.60	12.74
REI
2011	1,252,501	17.2309	21,581,943	1.76	(0.71)
2010	1,247,608	17.3548	21,652,181	1.98	5.02
2009	1,121,775	15.0885	16,926,551	1.99	25.60
2008	1,581,165	12.0130	18,994,624	2.45	(36.11)
2007	1,409,689	18.8022	26,505,521	1.74	3.26
TFS
2011	308,639	14.4789	4,468,521	1.92	(10.44)
2010	294,819	16.1674	4,766,213	2.10	8.67
2009	284,579	14.8769	4,233,416	2.85	37.34
2008	271,286	10.8321	2,938,412	2.73	(40.23)
2007	219,581	18.1242	3,979,713	2.09	15.79
FTI
2011	12,498	20.1009	251,143	1.78	(10.63)
2010	11,099	22.4927	249,557	2.14	8.41
2009	6,772	20.7486	140,426	3.00	37.04
2008	5,768	15.1403	87,266	2.00	(40.38)
2007	34,546	25.3936	877,148	1.97	15.46

8. FINANCIAL HIGHLIGHTS (CONTINUED)
	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
TSF
2011	329,229	$ 17.5884	$ 5,790,524	1.59%	(6.80)%
2010	328,434	18.8710	6,197,783	1.59	7.74
2009	359,343	17.5159	6,294,121	3.66	31.33
2008	389,326	13.3370	5,192,379	2.03	(42.13)
2007	371,089	23.0482	8,552,896	1.46	2.55
FTG
2011	2,181	16.7091	36,398	1.32	(6.97)
2010	2,200	17.9619	39,483	1.33	7.39
2009	2,777	16.7253	46,409	3.20	31.10
2008	3,189	12.7573	40,656	1.87	(42.32)
2007	3,754	22.1185	83,003	1.61	2.35
RNA
2011	442,841	13.7122	6,072,330	0.41	(1.07)
2010	9,764	13.8606	135,333	0.18	19.65
2009	11,735	11.5842	135,935	-	49.76
2008	9,164	7.7349	70,881	-	(38.24)
2007	8,510	12.5246	106,578	-	13.78
VCP
2011	-	12.7753	-	2.04	(1.84)
2010	110,485	13.0149	1,437,888	0.13	15.98
2009	95,328	11.2220	1,069,733	5.27	28.78
2008	77,068	8.7140	671,538	2.45	(35.67)
2007	49,246	13.5456	667,063	1.70	(2.04)
VGI
2011	96,677	13.8617	1,340,106	1.28	(2.01)
2010	84,178	14.1459	1,190,774	0.06	12.51
2009	27,424	12.5728	344,791	4.66	24.37
2008	27,315	10.1095	276,138	1.99	(32.03)
2007	37,133	14.8744	552,328	1.66	2.80
VMG
2011	279,113	18.7315	5,228,178	0.33	(7.12)
2010	270,025	20.1676	5,445,729	-	32.31
2009	253,684	15.2422	3,866,691	-	57.66
2008	373,569	9.6678	3,611,590	0.78	(46.77)
2007	369,862	18.1607	6,716,931	-	22.67
USC
2011	131,077	11.1807	1,465,536	-	(3.49)
2010	116,577	11.5854	1,350,590	-	23.35
2009	97,811	9.3921	918,654	-	42.23
2008	74,422	6.6036	491,454	-	(39.68)
2007	48,748	10.9484	533,711	-	5.39

8. FINANCIAL HIGHLIGHTS (CONTINUED)

1These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. SUMMARY OF FUND CHANGES

There were no name changes related to sub-accounts held by the contract owners of the Variable Account during the current year.

A summary of the sub-accounts closed and merged into new sub-accounts held by the contract owners of the Variable Account within the past two years, is as follows:

Sub Account(s)	Fund Name	Sub Account	Fund Name Merged To	Effective Date
SHR	DWS Strategic Value VIP - Class A Sub-Account	001	DWS Large Cap Value VIP Sub-Account	May 1, 2011
IV1	Invesco V.I. Dynamics Fund I Sub-Account	AAH	Invesco V.I. Capital Development (Series I) Sub-Account	May 1 , 2011
FEI and FE2	Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account	FE3	Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account	January 1, 2010
PMB and PM2	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account	PME	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account	January 1, 2010
SC7 and S77	SC Davis Venture Value Fund (Initial Class) Sub-Account	SCD	SC Davis Venture Value Fund (Initial Class) Sub-Account	January 1, 2010

There were no funds held by the contract owners of the Variable Account that were closed within the past two years, other than those referenced above in the mergers section.

10. SUMMARY OF FUND CHANGES (CONTINUED)

A summary of the commencement dates related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:
Sub-Account(s)	Commencement of Operations
001	May 1, 2011
AAH	May 1, 2011
FE3	January 1, 2010
PMB	January 1, 2010
SC7	January 1, 2010
JM7, JP6, JP4	April 24, 2009
FVI	May 1, 2009
AL3	February 7, 2008
FF2	March 27, 2008
NMI	April 1, 2008
FF1, FF3, SGC4, SDC4, SLC4, SPC4	May 1, 2008
EME	May 19, 2008
3084, 3044, 3024	November 1, 2008
300	November 24, 2008
303	December 8, 2008
VCP	March 5, 2007
USC	February 23, 2007
SHR, FMC	February 26, 2007
IV1	April 17, 2007
ASC, IGI4	May 4, 2007
RG1	June 22, 2007

4 First activity in Sub-Account 2009.

A summary of sub-accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account(s)	Year of First Activity
301, 307, 306, 305, BLG, SGI, LRI, MFS, PCR, NNG	2010
DTG	2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Financial Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 29, 2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the  Years Ended December 31,

	2011	2010	2009

Revenues:
Premiums and annuity considerations (Note 8)	$137,420	$136,175	$134,246
Net investment income (1) (Note 7)	727,628	1,390,210	2,582,307
Net derivative loss (Note 4)	(988,070)	(149,290)	(39,902)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 6)	39,578	26,951	(36,675)
Other-than-temporary impairment losses (2) (Note 4)	(71)	(885)	(4,834)
Fee and other income (Note 8)	608,411	511,027	385,836

Total revenues	524,896	1,914,188	3,020,978

Benefits and expenses:
Interest credited (Note 8)	424,208	401,848	385,768
Interest expense	47,170	51,789	39,780
Policyowner benefits (Note 8)	134,412	239,794	110,439
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(247,401)	697,102	1,024,661
Other operating expenses (Note 8)	350,325	318,170	248,156

Total benefits and expenses	708,714	1,708,703	1,808,804

(Loss) income from continuing operations before income tax (benefit) expense	(183,818)	205,485	1,212,174
Income tax (benefit) expense (Note 10)	(80,701)	71,211	335,649

Net (loss) income from continuing operations	(103,117)	134,274	876,525

Income from discontinued operations, net of tax
(Note 2)	-	-	104,971

Net (loss) income	$(103,117)	$134,274	$981,496

(1)
Net investment income includes an increase in market value of trading investments of $186.6 million, $674.2 million and $2,086.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)
The $0.1 million, $0.9 million and $4.8 million other-than-temporary impairment (“OTTI”) losses for years ended December 31, 2011, 2010 and 2009, respectively, represent solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2011, 2010 and 2009 as such, no non-credit OTTI losses were recognized in other comprehensive income for these periods.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2011	December 31, 2010
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,339,960 and $1,422,951 in 2011 and 2010, respectively) (Note 4)	$1,402,525	$1,495,923
Trading fixed maturity securities, at fair value (amortized cost of $10,336,058 and $11,710,416 in 2011 and 2010, respectively) (Note 4)	10,280,536	11,467,118
Mortgage loans (Note 4)	1,457,356	1,737,528
Derivative instruments – receivable (Note 4)	422,404	198,064
Limited partnerships	34,088	41,622
Real estate (Note 4)	223,814	214,665
Policy loans	603,371	717,408
Other invested assets	37,075	27,456
Short-term investments	105,895	832,739
Cash and cash equivalents	872,064	736,323
Total investments and cash	15,439,128	17,468,846

Accrued investment income	169,761	188,786
Deferred policy acquisition costs and sales inducement asset (Note 13)	2,206,886	1,682,559
Value of business and customer renewals acquired (Note 14)	106,087	134,985
Net deferred tax asset (Note 10)	448,376	394,297
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	5,092	5,328
Reinsurance receivable	2,237,806	2,347,086
Other assets (Note 1)	119,325	125,529
Separate account assets (Note 1)	27,483,790	26,880,421

Total assets	$48,223,550	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$13,626,525	$14,593,228
Future contract and policy benefits	910,032	849,514
Payable for investments purchased	730	44,827
Accrued expenses and taxes	49,867	52,628
Debt payable to affiliates (Note 3)	683,000	783,000
Reinsurance payable	2,100,124	2,231,835
Derivative instruments – payable (Note 4)	287,074	362,023
Other liabilities	339,641	285,056
Separate account liabilities	27,483,790	26,880,421

Total liabilities	45,480,783	46,082,532

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2011 and 2010	6,437	6,437
Additional paid-in capital	3,629,228	3,928,246
Accumulated other comprehensive income (Note 19)	38,851	46,553
Accumulated deficit	(931,749)	(828,632)

Total stockholder’s equity	2,742,767	3,152,604

Total liabilities and stockholder’s equity	$48,223,550	$49,235,136

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Net (loss) income	$(103,117)	$134,274	$981,496

Other comprehensive (loss) income:
Change in unrealized holding gains on available- for- sale securities, net of tax (1)	33,493	34,459	113,278
Reclassification adjustment for OTTI losses, net of tax (2)	1,111	938	202
Change in pension and other postretirement plan adjustments, net of tax (3)	-	-	10,231
Reclassification adjustments of net realized investment losses into net income (gains) losses (4)	(42,306)	(24,088)	3,117
Other comprehensive (loss) income	(7,702)	11,309	126,828

Comprehensive (loss) income	$(110,819)	$145,583	$1,108,324

(1)	Net of tax (expense) of $(18.0) million, $(18.6) million and $(60.1) million for the years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) of $(5.5) million for the year ended December 31, 2009.
(4)	Net of tax benefits (expense) of $22.8 million, $13.0 million and $(1.7) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income (1)	Accumulated Deficit	Total Stockholder’s Equity

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax (2)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1 and 2)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	6,437	3,527,677	35,244	(962,906)	2,606,452

Net income	-	-	-	134,274	134,274
Tax benefit from stock options	-	569	-	-	569
Capital contribution from Parent	-	400,000	-	-	400,000
Other comprehensive income	-	-	11,309	-	11,309

Balance at December 31, 2010	6,437	3,928,246	46,553	(828,632)	3,152,604

Net loss	-	-	-	(103,117)	(103,117)
Tax benefit from stock options	-	982	-	-	982
Return of capital to Parent (Note 3)	-	(300,000)	-	-	(300,000)
Other comprehensive loss	-	-	(7,702)	-	(7,702)

Balance at December 31, 2011	$6,437	$3,629,228	$38,851	$(931,749)	$2,742,767

(1)	As of December 31, 2011, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $6.9 million.
(2)	Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Cash Flows From Operating Activities:
Net (loss) income from operations	$(103,117)	$134,274	$981,496

Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Net amortization (accretion) of premiums on investments	47,608	30,562	(689)
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	(247,401)	697,102	1,024,661
Depreciation and amortization	10,012	5,683	5,535
Net loss (gain) on derivatives	960,978	41,483	(96,041)
Net realized (gains) losses and OTTI credit losses on available-for- sale investments	(39,507)	(26,066)	41,509
Net increase in fair value of trading investments	(186,566)	(674,223)	(2,086,740)
Net realized losses on trading investments	94,640	67,277	367,337
Undistributed (income) loss on private equity limited partnerships	(2,883)	2,339	9,207
Interest credited to contractholder deposits	424,208	401,848	385,768
Goodwill impairment	-	-	-
Deferred federal income taxes	(49,932)	149,377	295,608
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, sales inducement asset and value of business and customer renewals acquired	(225,114)	(184,995)	(346,900)
Accrued investment income	19,025	41,805	36,736
Net change in reinsurance receivable/payable	69,511	129,907	209,637
Future contract and policy benefits	60,518	33,876	(125,992)
Other, net	(32,132)	17,031	(243,369)
Adjustments related to discontinued operations	-	-	(288,018)
Net cash provided by operating activities	799,848	867,280	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	708,951	498,087	113,478
Trading fixed maturity securities	3,136,456	4,170,750	2,097,054
Mortgage loans	253,599	249,283	143,493
Real estate	812	-	-
Other invested assets (1)	115,650	(315,643)	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(561,142)	(771,747)	(347,139)
Trading fixed maturity securities	(1,948,459)	(3,946,548)	(867,310)
Mortgage loans	(15,045)	(101,668)	(17,518)
Real estate	(4,739)	(4,874)	(4,702)
Other invested assets (2)	(71,270)	(64,998)	(106,277)
Net change in other investments	-	-	(183,512)
Net change in policy loans	6,879	5,182	6,817
Net change in short-term investments	726,844	434,572	(722,821)

Net cash provided by (used in) investing activities	$2,348,536	$152,396	$(95,985)

Continued on next page

(1)	Includes $95.1 million, $(371.9) million and $(345.2) million related to settlements of derivative instruments during the years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Includes $(62.0) million, $(62.0) million and $(92.1) million related to acquisitions of derivative instruments during the years ended December 31, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,029,870	$1,217,014	$2,795,939
Withdrawals from contractholder deposit funds	(3,631,161)	(3,606,335)	(3,011,499)
Repayment of debt	(100,000)	(100,000)	-
Debt proceeds	-	-	200,000
Capital contribution from Parent	-	400,000	748,652
Return of capital to Parent	(300,000)	-	-
Other, net	(11,352)	1,760	(27,312)

Net cash (used in) provided by financing activities	(3,012,643)	(2,087,561)	705,780

Net change in cash and cash equivalents	135,741	(1,067,885)	779,540

Cash and cash equivalents, beginning of year	736,323	1,804,208	1,024,668

Cash and cash equivalents, end of year	$872,064	$736,323	$1,804,208

Supplemental Cash Flow Information:
Interest paid	$44,272	$45,389	$47,151
Income taxes (refunded) paid	$(21,041)	$(107,063)	$21,144

Supplemental schedule of non-cash investing and financing activities

The Company exchanged $111.8 million of fixed maturity securities and converted $16.0 million of fixed maturity securities to equity securities during the year ended December 31, 2011.  Equity securities are reported in the Company’s balance sheets as part of other invested assets.  Mortgage foreclosures resulted in a reclassification of $9.0 million from mortgage loans to real estate during the year-ended December 31, 2011.  Refer to Note 8 for details of a $107.2 million non-cash adjustment to policy loans during the year ended December 31, 2011.

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is discussed more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company and its subsidiaries offer a variety of wealth accumulation products, protection products and institutional investment contracts.  These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, group dental and group stop loss insurance and funding agreements.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The decision to discontinue sales in these lines of business is based on unfavorable product economics which, due to ongoing shifts in capital markets and regulatory requirements, no longer enhance shareholder value.  This decision reflects SLF’s intensified focus on reducing volatility and improving the return on shareholders’ equity by shifting capital to businesses with superior growth, risk and return characteristics.

Existing legal, business and contractual requirements call for the Company to, among other things, continue accepting limited applications for (1) certain private placement variable annuities until mid-2012, and (2) new employees of corporate-owned life insurance (“COLI”) customers.  Subject to these and other existing obligations, the Company has ceased writing all other COLI new business effective January 31, 2012 and all other individual life and annuities new business effective December 30, 2011.

The decision to stop selling variable annuity and individual life products in the U.S. will not impact existing customers and their policies.  The Company will continue to provide quality service to its policyholders, while focusing on the profitability, capital efficiency and risk management of its in-force business.  The Company will continue to earn revenue and to provide policyholder benefits on its in-force business.

Of the one-time restructuring costs on a pre-tax basis associated with the discontinuation of these products lines in the U.S., $12.7 million was allocated to the Company.  The restructuring costs related primarily to employee severance and other employee benefits, which are expected to be paid in the form of future cash expenditures, as well as other costs.

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2011, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“ILAC”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC.

The Company’s consolidated financial statements also include a variable interest entity (“VIE”) that the Company is required to consolidate.  Refer to Note 4 for further information about VIEs.

All inter-company transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100.0 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary.  At December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income for the year ended December 31, 2009 was $105.0 million.  As a result of this dividend transaction, the net income and changes in cash flows from the operating activities of Sun Life Vermont for the year ended December 31, 2009 are presented as discontinued operations in these consolidated financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”) including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, unearned revenue reserves, accruals, other-than-temporary impairments of investments, allowance for loan loss, valuation allowance on deferred tax assets and provision for income taxes.  Actual results could differ from those estimates.

OUT-OF-PERIOD ADJUSTMENTS

During the year ended December 31, 2011, upon settlement of certain note obligations, the Company recognized $35.4 million of adjustments to contract liabilities that were not previously recorded.  These adjustments should have been recorded during prior years.  Prior periods have not been adjusted as the previously unrecognized amounts were not deemed to be material under Staff Accounting Bulletin (“SAB”) No. 99, “Materiality,” and SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements.”

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its own testing.

Please refer to Note 5 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

As required by FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment based on the difference between the amortized cost and fair value of the security, if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than the carrying amount and there has been an adverse change in the expected cash flows, then an impairment charge, based on the difference between amortized cost and the present value of the expected cash flows discounted at the current effective rate, is recorded to income.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $2.1 million and $4.6 million for the year ended December 31, 2011 and 2010, respectively, if these holdings were performing.  As of December 31, 2011 and 2010, the fair market value of holdings for issuers in default was $19.6 million and $53.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at depreciated cost.  Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the asset.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans for which the carrying amount is established as the fair value less cost to sell at the foreclosure date.  Real estate investments held- for-sale are measured at the lower of their carrying amount or fair value less costs to sell.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Derivative instruments

The Company uses derivative financial instruments including swaps, swaptions, options and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities, mortgage loans, policy loans, equity securities, derivative instruments, related accrued income and cash and cash equivalents and are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income in the Company’s consolidated statements of operations.

Please refer to Note 7 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity, universal life (“UL”) and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

SIA represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET (CONTINUED)

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively through the current period operations when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset and SIA for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits or gross premium reserves.  The Company’s DAC asset and SIA at December 31, 2011 and 2010 failed the loss recognition test for certain annuity products and the Company, therefore, wrote down DAC asset and the SIA by $21.0 million and $126.0 million during the years ended December 31, 2011 and 2010, respectively.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s DAC asset and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009, the Company reached the cap for its DAC asset and SIA related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed and fixed index annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed annuities was below the cap and regular amortization was recorded during the year.  At December 31, 2011, the Company’s DAC asset and SIA were below the cap and regular amortization was recorded during the year.

Although recovery of DAC and the SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport.  Prior to December 31, 2009, the Company’s VOBA also included the present value of projected future gross profits from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 14 of the Company’s consolidated financial statements for the Company’s combined VOBA and VOCRA roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS

The Company’s other assets are comprised primarily of receivables from affiliates, outstanding premiums and intangible assets.  Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

Prior to December 31, 2009, the Company’s other asset also included property, equipment, leasehold improvements and capitalized software costs.  As described in Note 3, effective December 31, 2009, the Company transferred certain property, equipment, leasehold improvements and capitalized software costs to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliate.  Depreciation and amortization expenses related to these assets were $1.3 million for year ended December 31, 2009.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events, as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  During the year ended December 31, 2011 and 2010, the Company recorded $49.3 million and $29.2 million, respectively, of adjustments to reserves related to loss recognition.

Reserves for GMDB and guaranteed minimum income benefits (“GMIB”) are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for UL contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of UL-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based upon the Company’s assessment of the realizability of such amounts.  Please refer to Note 10 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from UL-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For UL-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, GMIB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

➢
The dividends-received-deduction (“DRD”) which is included in the Company’s income tax (benefit) expense, is calculated based upon the separate account assets held in connection with variable annuity contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In April 2011, the FASB issued Accounting Standard Update (“ASU”) 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring,” which clarifies when a loan modification or restructuring is considered a troubled debt restructuring (“TDR”).  In evaluating whether a restructuring constitutes a TDR a creditor must use judgment to determine whether the following exist:

1.	The borrower is experiencing financial difficulties, and
2.	The lender has granted a concession to the borrower.

ASU 2011-02 amends FASB ASC Topic 310 “Receivables,” to include financial difficulty indicators (such as debtor default, debtor bankruptcy or concerns about the future as a going concern) that the lender should consider in determining whether a borrower is experiencing financial difficulties.  The amendments also clarify that a borrower could be experiencing financial difficulties even though the borrower is not currently in payment default but default is probable in the foreseeable future.

ASU 2011-02 provides guidance on whether the lender has granted a concession to the borrower and notes that:

•
A borrower’s inability to access funds at a market rate for a new loan with similar risk characteristics as the modified loan indicates that the modification was executed at a below-market rate and therefore may indicate that a concession was granted.

•
A temporary or permanent increase in the contractual interest rate as a result of restructuring does not preclude the restructuring from being considered a concession because the rate may still be below market.

•	A restructuring that results in an insignificant delay in contractual cash flow is not considered to be a concession.

The amendments in ASU 2011-02 are effective for the first interim or annual period beginning on or after June 15, 2011.  These amendments are to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption.  The Company adopted ASU 2011-2 on July 1, 2011 and the TDR disclosure requirements are included in Note 4 of these consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805):  Disclosure of Supplementary Pro Forma Information for Business Combinations (a consensus of the FASB Emerging Issues Task Force).”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental proforma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination. The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In December 2010, the FASB issued ASU 2010-28 “Intangibles–Goodwill and Other (Topic 350):  When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (a consensus of the FASB Emerging Issues Task Force).”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The Company adopted ASU 2010-28 on January 1, 2011, and the adoption did not have a significant impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued ASU 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310):  Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset–a consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310.  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-15, “Financial Services–Insurance (Topic 944):  How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments–a consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIEs.  Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts.  In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party.  The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and the adoption did not have a significant impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In March 2010, the FASB issued ASU 2010-11, “Derivatives and Hedging (Topic 815):  Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging,” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In February 2010, the FASB issued ASU 2010-09, “Subsequent Events (Topic 855):  Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2011 have been evaluated by the Company’s management in accordance with ASU 2010-09.

In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurement and Disclosures (Topic 820):  Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810, “Consolidation,” which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220):  Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” which allows for the deferral of certain presentation requirements about reclassifications of items out of accumulated other income originally included in ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income.”  The amendments are being made to allow FASB time to reconsider it requirements of entities to present on the face of their financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented.  The amendments are effective at the same time as the amendments in ASU 2011-05 so that entities will not be required to comply with the presentation requirements in ASU 2011-05 that ASU 2011-12 is deferring.  All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements.  The amendments in ASU 2011-12 are effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt ASU 2011-12 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210):  Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting assets and liabilities and related arrangements included in its financial statements.  Offsetting (netting) assets and liabilities is an important aspect of presentation in financial statements.  The differences in the offsetting requirements in GAAP and International Financial Reporting Standards (“IFRS”) account for a significant difference in the amounts presented in statements of financial position prepared in accordance with GAAP and in the amounts presented in those statements prepared in accordance with IFRS for certain institutions.  This difference reduces the comparability of statements of financial position.  As a result, users of financial statements requested that the differences should be addressed expeditiously.  In response to those requests, the FASB and the International Accounting Standards Board are issuing joint requirements that will enhance current disclosures.  Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement.  This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The amendments in ASU 2011-11 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 31, 2012.  The Company will adopt ASU 2011-11 on March 31, 2013 and is accessing the impact of this adoption.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income,” which revises the manner in which entities present comprehensive income in their financial statements. The amendments in ASU 2011-05 require entities to present components of comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements.  Under the two-statement approach, the first statement (i.e., the statement of net income) must present total net income and its components followed consecutively by the statement of comprehensive income which should include total other comprehensive income and its components.  Under either method, entities must display adjustments for items that are classified from other comprehensive income to net income in both statements of net income and comprehensive income.  ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  The amendments in ASU 2011-05 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-05 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820):  Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs,” which changes the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of FASB ASC Topic 820, “Fair Value Measurement,” but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

In October 2010, the FASB issued ASU 2010-26, “Financial Services–Insurance (Topic 944):  Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (a consensus of the FASB Emerging Issues Task Force),” which amends FASB ASC Topic 944, “Financial Services–Insurance,” to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and does not expect the adoption of ASU 2010-20 to have a significant impact on its consolidated financial statements.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of Sun Life Vermont’s issued and outstanding common stock, and net assets totaling $94.9 million to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary.  The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations:

Year ended December 31, 2009

Total revenue	$191,965
Total benefits and expenses	46,304
Income before income tax expense	145,661
Income tax expense	40,690

Net income	$104,971

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis.  However, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with           non-consolidated affiliates.

Reinsurance Related Transactions

As more fully described in Note 8 to the Company’s consolidated financial statements, the Company and its subsidiary, SLNY, are party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”) an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld, and a modified coinsurance basis.  The reinsurance agreement covered in-force policies on the effective date and new sales through December 31, 2009.  Effective January 1, 2010, the Company and BarbCo 3 amended the reinsurance agreement.  Refer to Note 8 for additional information regarding the amendment and the impact of this agreement on the Company’s consolidated financial statements.

Capital Transactions

The Company did not receive any capital contribution from the Parent during the year ended December 31, 2011.  During the year ended December 31, 2010, the Company received capital contributions totaling $400.0 million from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain regulatory capital requirements established by the National Association of Insurance Commissioners (“NAIC”).  The NAIC has established standards for minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establish capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009, the Company distributed all of Sun Life Vermont’s issued and outstanding common stock and net assets totaling $94.9 million in the form of a dividend to the Parent.  The Company paid a return of capital of $300.0 million to the Parent during the year ended December 31, 2011.  The Company did not declare or pay any cash dividends or return of capital to the Parent during the year ended December 31, 2010 or 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under its reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200.0 million and $115.0 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009, the value of the Surplus Note was $1.3 billion.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million for the year ended December 31, 2009, which is included in the Company’s consolidated statements of operations as a component of income from discontinued operations, net of tax.

At December 31, 2011 and 2010, the Company had an $18.0 million promissory note that was initially issued to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate, for which the Company pays interest semi-annually.  On June 2, 2011, Sun Life (Hungary) LLC sold the $18.0 of promissory note to SLOC.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC.  Related to this note, the Company incurred interest expense of $1.0 million for each of the years ended December 31, 2011, 2010 and 2009.

At December 31, 2011 and 2010, the Company had $565.0 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc., an affiliate.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2011, 2010 and 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”), an affiliate, which will mature on October 6, 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  On December 1, 2011, the Company paid $5.8 million to LLC III due to the maturity of the funding agreement issued to LLC III.  Total interest credited for these funding agreements was $5.9 million, $6.2 million, and $11.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company also issued a $100.0 million floating rate demand note payable to LLC III on September 19, 2006.  The Company expensed $0.7 million, $0.7 million, and $1.3 million for the years ended December 31, 2011, 2010 and 2009, respectively, for interest on this demand note.

The Company has an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1 and July 19, 2011, the Company paid $901.3 million and $7.5 million, respectively, to LLC II due to the maturity of the funding agreements that the Company issued to LLC II.  The payments included $1.3 million in accrued interest.   Total interest credited for these funding agreements was $2.6 million, $5.4 million, and $10.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.  On July 19, 2011, the Company paid off the $100.0 million demand note that was due to LLC II.  The Company expensed $0.3 million, $0.6 million, and $1.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, for interest on this demand note.

The Company also had an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  On July 1 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to the LLC due to the maturity of these funding agreements.  Total interest credited for these funding agreements was $2.9 million and $11.3 million for the years ended December 31, 2010 and 2009, respectively.  On August 6, 2010, the Company paid $100.1 million to LLC, including $0.1 million in interest due to settle a $100.0 million floating rate demand note payable.  The Company expensed $0.5 million and $1.3 million for the years ended December 31, 2010 and 2009, respectively, for interest on this demand note.

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The related $900.0 million interest rate swap agreement expired on July 6, 2010 due to the maturity of the underlying floating rate funding agreements with LLC.

The account values related to these funding agreements issued to LLC III and LLC II are reported in the Company’s consolidated balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2011:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	664
				$683,000	$44,275

The following table lists the details of notes due to affiliates at December 31, 2010:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	611
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	703
				$783,000	$44,925

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to Sun Life Services with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  The tax benefit associated with SLF stock options that had been granted to employees of the Company prior to the employee transfer, is recognized by the Company in stockholder’s equity when these options vest.   Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as discussed in Note 9 to the Company’s consolidated financial statements.  As a result of this transaction, the Company transferred to Sun Life Services the plan assets and liabilities, the associated deferred tax asset, and certain property, equipment and software, as summarized in the following table:

Assets:
Cash	$32,298
Property and equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive income.

Pursuant to an administrative services agreement between the Company and Sun Life Services which was effective December 31, 2009, Sun Life Services provides human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative and other operational support functions) to the Company.  The Company reimburses Sun Life Services for the cost of such services, plus, with respect to certain of those services, pays an arms-length based profit margin to be agreed upon by the parties.  Total payments under this agreement were $110.0 million and $117.6 million for the years ended December 31, 2011 and 2010, respectively.

As discussed in Note 1, SLF made the decision to close its domestic U.S. variable annuity and individual life products to new sales after completing a major strategic review of its businesses.  As a result of this decision and the related severance of certain Sun Life Services’ employees, Sun Life Services allocated $12.2 million in expenses to the Company, which is a portion of the related restructuring costs on a pre-tax basis.  The costs allocated to the Company represent primarily employee severance and other employee benefits of $10.2 million, as well as other costs of $2.0 million.

As described in Note 9, the Company participates in a pension plan and other retirement plans sponsored by Sun Life Services.

The transfer of fixed assets from the Company to Sun Life Services discussed above, along with the administrative services agreement, resulted in a sale-leaseback transaction.  The Company recorded a deposit liability for $17.1 million which represents the cost of certain of the assets transferred.  The Company will amortize the liability over the remaining useful life of the transferred assets, which was estimated to be seven years.  As of December 31, 2011, the remaining deposit liability was $11.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million for the year ended December 31, 2009, as a reduction to other operating expenses.  Effective December 31, 2009, the Company no longer provides personnel services to SLOC and SLOC no longer reimburses the Company for such services.

The Company continues to provide certain services to SLOC under an administrative services agreement.  Pursuant to this agreement, the Company recorded reimbursements of $99.3 million and $99.1 million for the years ended December 31, 2011 and 2010, respectively.

The Company has administrative services agreements with SLOC under which SLOC provides, as requested, certain services on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $14.5 million, $13.0 million and $8.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity businesses.  Expenses under this agreement amounted to approximately $19.3 million, $18.0 million and $15.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, SLISC allocated $0.1 million of severance costs to the Company.  These severance costs relate to the decision to discontinue the Company’s variable annuity and individual life products.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $22.6 million, $23.5 million and $24.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, SLISIL allocated $0.4 million of severance costs to the Company.  These severance costs relate to the decision to discontinue the Company’s variable annuity and individual life products.

The Company has an administrative services agreement with SLC – U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $12.7 million, $13.0 million and $8.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), an affiliate and a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $16.6 million, $13.0 million and $4.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company paid $20.6 million, $21.4 million and $18.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, in investment management services fees to SCA.

The Company paid distribution fees to SLFD of $38.7 million, $41.4 million and $45.4 million, during the years ended December 31, 2011, 2010 and 2009, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.1 million, $12.1 million and $10.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.  Rental income is reported as a component of net investment income on the Company’s consolidated statements of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a fair market value of $22.4 million.  The Company recorded a pre-tax gain on the sales of $5.5 million for the year ended December 31, 2009.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

During the year ended December 31, 2010, the Company sold mortgage loans to SLOC with a book value of $85.6 million and a fair market value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result.  During the year ended December 31, 2010, the Company also purchased $52.2 million of mortgage loans from SLOC at fair value.  The Company did not purchase or sell any mortgage loans from SLOC during the years ended December 31, 2011 and 2009.

SLNY has a series of agreements with SLHIC, through which substantially all of the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for each of the years ended December 31, 2011, 2010 and 2009.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, which is generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2011	2010	2009

VOBA	$-	$-	$913
VOCRA	$1,022	$1,327	$4,063

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million which is included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

The Company settles with its affiliates payments related to the administrative service agreements, rent and other on a monthly basis.  At December 31, 2011 and 2010, the Company’s net receivable due from affiliated companies was $21.4 million and $32.5 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2011 were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses (1)	Fair Value
Non-corporate securities:
Asset-backed securities	$55	$-	$-	$-	$55
Residential mortgage-backed securities	24,340	2,203	-	-	26,543
Commercial mortgage-backed securities	9,643	286	(1,017)	-	8,912
U.S. states and political subdivision securities	214	7	-	-	221
U.S. treasury and agency securities	375,751	6,818	-	-	382,569
Total non-corporate securities	410,003	9,314	(1,017)	-	418,300

Corporate securities	929,957	79,479	(14,616)	(10,595)	984,225

Total available-for-sale fixed maturity securities	$1,339,960	$88,793	$(15,633)	$(10,595)	$1,402,525

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$423,464	$7,951	$(139,163)	$292,252
Residential mortgage-backed securities	868,588	13,857	(169,250)	713,195
Commercial mortgage-backed securities	785,912	32,750	(135,644)	683,018
Foreign government & agency securities	97,404	19,194	-	116,598
U.S. states and political subdivision securities	486	41	-	527
U.S. treasury and agency securities	323,298	13,705	(49)	336,954
Total non-corporate securities	2,499,152	87,498	(444,106)	2,142,544

Corporate securities	7,836,906	436,622	(135,536)	8,137,992

Total trading fixed maturity securities	$10,336,058	$524,120	$(579,642)	$10,280,536

(1)
Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.  Recoveries of $9.3 million are shown within gross unrealized gains and the remainder as gross unrealized temporary losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2010 were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses (1)	Fair Value
Non-corporate securities:
Asset-backed securities	$694	$27	$(6)	$-	$715
Residential mortgage-backed securities	32,263	2,351	-	-	34,614
Commercial mortgage-backed securities	15,952	522	(1,424)	-	15,050
Foreign government & agency securities	506	57	-	-	563
U.S. states and political subdivision securities	217	-	(3)	-	214
U.S. treasury and agency securities	371,704	4,500	(971)	-	375,233
Total non-corporate securities	421,336	7,457	(2,404)	-	426,389

Corporate securities	1,001,615	82,490	(2,267)	(12,304)	1,069,534

Total available-for-sale fixed maturity securities	$1,422,951	$89,947	$(4,671)	$(12,304)	$1,495,923

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$544,106	$10,104	$(142,230)	$411,980
Residential mortgage-backed securities	1,184,184	17,259	(278,650)	922,793
Commercial mortgage-backed securities	917,650	42,368	(140,823)	819,195
Foreign government & agency securities	122,537	8,239	-	130,776
U.S. states and political subdivision securities	605	8	-	613
U.S. treasury and agency securities	745,460	3,037	(878)	747,619
Total non-corporate securities	3,514,542	81,015	(562,581)	3,032,976

Corporate securities	8,195,874	368,893	(130,625)	8,434,142

Total trading fixed maturity securities	$11,710,416	$449,908	$(693,206)	$11,467,118

(1) Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2011 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$211,945	$212,744
Due after one year through five years	438,320	455,056
Due after five years through ten years	137,332	141,194
Due after ten years	518,325	558,021
Subtotal – Maturities of available-for-sale fixed securities	1,305,922	1,367,015
ABS, RMBS and CMBS securities (1)	34,038	35,510
Total available-for-sale fixed securities	$1,339,960	$1,402,525

Maturities of trading fixed securities:
Due in one year or less	$652,353	$662,374
Due after one year through five years	4,163,381	4,328,570
Due after five years through ten years	1,858,860	1,982,358
Due after ten years	1,583,500	1,618,769
Subtotal – Maturities of trading fixed securities	8,258,094	8,592,071
ABS, RMBS and CMBS securities (1)	2,077,964	1,688,465
Total trading fixed securities	$10,336,058	$10,280,536

(1)	ABS, RMBS and CMBS are shown separately in the table as these securities are not due at a single maturity.

Gross gains of $119.3 million, $172.6 million and $50.0 million and gross losses of $51.3 million, $40.9 million and $57.5 million were realized on fixed maturity securities for the years ended December 31, 2011, 2010 and 2009, respectively.

Fixed maturity securities with an amortized cost of approximately $11.8 million and $12.3 million at December 31, 2011 and 2010, respectively, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2011 and 2010, 92.3% and 92.4%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by a nationally recognized statistical rating organization.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2011.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	12	-	21	-	33	-
Commercial mortgage-backed securities	447	(50)	2,131	(967)	2,578	(1,017)
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Total non-corporate securities	459	(50)	2,152	(967)	2,611	(1,017)

Corporate securities	120,623	(8,049)	38,498	(7,831)	159,121	(15,880)

Total	$121,082	$(8,099)	$40,650	$(8,798)	$161,732	$(16,897)

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$-	$-	$11	$(6)	$11	$(6)
Residential mortgage-backed securities	26	-	-	-	26	-
Commercial mortgage-backed securities	-	-	2,534	(1,424)	2,534	(1,424)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	214	(3)	-	-	214	(3)
U.S. treasury and agency securities	23,636	(971)	-	-	23,636	(971)
Total non-corporate securities	23,876	(974)	2,545	(1,430)	26,421	(2,404)

Corporate securities	187,916	(5,211)	91,154	(9,360)	279,070	(14,571)

Total	$211,792	$(6,185)	$93,699	$(10,790)	$305,491	$(16,975)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2011 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	-	-
Residential mortgage-backed securities	3	1	4
Commercial mortgage-backed securities	1	4	5
Foreign government & agency securities	-	-	-
U.S. states and political subdivisions securities	-	-	-
U.S. treasury and agency securities	-	-	-
Total non-corporate securities	4	5	9

Corporate securities	33	15	48

Total	37	20	57

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2010 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Residential mortgage-backed securities	1	-	1
Commercial mortgage-backed securities	-	5	5
Foreign government & agency securities	-	-	-
U.S. states and political subdivisions securities	1	-	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	4	6	10

Corporate securities	72	35	107

Total	76	41	117

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the amortized cost and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (i.e., April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.1 million and $0.9 million for the years ended December 31, 2011 and 2010, respectively on its available-for-sale fixed maturity securities.  The $0.1 million OTTI credit loss recorded during the year ended December 31, 2011 was concentrated in structured securities issued by sponsored securitization vehicles.  This impairment was driven primarily by the adverse financial condition of the issuer.  The $0.9 million OTTI credit loss recorded during the year ended December 31, 2010 was concentrated in corporate debt of a foreign issuer.  This impairment was driven primarily by the adverse financial conditions of the issuer.

The following tables roll forward the amount of credit losses recognized in earnings on debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year ended December 31, 2011

Beginning balance, at January 1, 2011	$5,847
Add: Credit losses on OTTI not previously recognized	71
Less: Credit losses on securities sold	(5,756)
Other	3,341
Ending balance, at December 31, 2011	$3,503

Year ended December 31, 2010

Beginning balance, at January 1, 2010	$9,148
Add: Credit losses on OTTI not previously recognized	885
Less: Credit losses on securities sold	(2,528)
Less: Increases in cash flows expected on previously
impaired securities	(1,658)
Ending balance, at December 31, 2010	$5,847

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

Variable Interest Entities

The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral manager and as an investor through normal investment activities or as a means of accessing capital.  A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities.

The Company performs ongoing qualitative assessments of its VIEs under FASB ASC Topic 810, to determine whether it has a controlling financial interest in the VIE and, therefore, is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  The Company consolidates the VIE in its consolidated financial statements if it determines that it is the VIEs primary beneficiary.

Consolidated VIEs

At December 31, 2011, the Company had an interest in one significant VIE, Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”), for which consolidation is required under FASB ASC Topic 810.

The Company has an agreement with the CARS Trust.  Pursuant to this agreement, the Company purchased a funded note from the CARS Trust which, through a credit default swap entered into by the CARS Trust, is exposed to the credit performance of a portfolio of corporate reference entities.  The Company entered into this agreement for yield enhancement related to the fee earned on the credit default swap which adds to the return earned on the funded note.

The CARS Trust is a structured investment vehicle for which the Company provides investment management services and holds securities issued by the trust.  Creditors have no recourse against the Company in the event of default by the CARS Trust, nor does the Company have any implied or unfunded commitments to the CARS Trust.  The Company's financial or other support provided to the CARS Trust is limited to its investment management services and original investment.  The following table presents the carrying value of assets and liabilities and the maximum exposure to loss relating to the CARS Trust.

	December 31, 2011	December 31, 2010

Assets	$20,077	$36,324
Liabilities	17,723	27,341
Maximum exposure to loss	20,928	37,400

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

Consolidated VIEs (continued)

As the sole beneficiary of the CARS Trust, while having a controlling financial interest in the investment vehicle, the Company is required to consolidate the entity under FASB ASC Topic 810.  As a result of the consolidation, the Company has recorded in its consolidated balance sheets, investment grade corporate debt securities and a credit default swap held by the CARS Trust.  At issue, the swap had a seven-year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  In the event that the CARS Trust is required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  Under the credit default swap, the CARS Trust made a payment of $16.5 million during the twelve-month period ended December 31, 2011; no payment was made during the year ended December 31, 2010.  As of December 31, 2011, the cumulative payments that the CARS Trust has made under the credit default swap is $34.1 million, leaving $20.9 million as the maximum future payments that it could be required to make.  The carrying amount of the assets in this VIE is included in trading fixed maturity securities and the carrying amount of the liabilities in this VIE is included in the derivative instruments-payable in the Company’s consolidated balance sheets.

Non-Consolidated VIEs

At December 31, 2011, other than the CARS Trust, the Company had no interest in VIEs for which consolidation is required under FASB ASC Topic 810.

In addition, through normal investment activities, the Company makes passive investments in various issues by VIEs.  These investments are included in trading and available-for-sale fixed maturity securities, limited partnerships and other invested assets in the Company's consolidated financial statements.  The Company has not provided financial or other support with respect to these investments other than its original investments.  For these investments, the Company has determined it is not the primary beneficiary due to the size of its investment relative to other issues, the level of credit subordination which reduces its obligation to absorb losses or its right to receive benefits, and/or its inability to direct the activities that most significantly impact the economic performance of the VIEs.  The Company's maximum exposure to loss on these investments is limited to the amount of its investment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of the Company’s mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2011	2010

Total mortgage loans	$1,457,356	$1,737,528

Real estate:
Held for production of income	223,814	214,665
Total real estate	$223,814	$214,665

Total mortgage loans and real estate	$1,681,170	$1,952,193

Accumulated depreciation on real estate was $50.9 million and $45.6 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table set forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31.

	Gross Carrying Value
	2011	2010

Past due:
Between 30 and 59 days	$4,075	$16,607
Between 60 and 89 days	5,043	12,333
90 days or more	14,403	19,310
Total past due	23,521	48,250
Current (1)	1,490,236	1,743,060
Balance, at December 31	$1,513,757	$1,791,310
Past due 90 days or more and still accruing interest	$-	$-

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2011	2010

General allowance	$17,767	$23,662
Specific allowance	38,634	30,120
Total	$56,401	$53,782

(1)
Included in the $1,490.2 million and $1,743.1 million of the Company’s mortgage loans in current status at December 31, 2011 and 2010, were $153.1 million and $165.6 million, respectively, of mortgage loans that are impaired, but not past due.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2011, the Company individually and collectively evaluated loans with a gross carrying value of $1,513.8 million and $1,396.1 million, respectively.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $1,791.3 million and $1,706.0 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31:

	2011	2010

Insured	$-	$-
High	263,398	394,288
Standard	416,847	544,243
Satisfactory	354,359	333,086
Low quality	479,153	519,693
Total	$1,513,757	$1,791,310

The following tables show the gross carrying value of impaired mortgage loans and related allowances at:

	December 31, 2011
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$53,922	$117,701	$171,623
Unpaid principal balance	55,380	122,806	178,186
Related allowance	-	38,634	38,634
Average recorded investment	95,694	95,408	191,102
Interest income recognized	$4,563	$-	$4,563

	December 31, 2010
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$119,323	$85,281	$204,604
Unpaid principal balance	120,417	88,625	209,042
Related allowance	-	30,120	30,120
Average recorded investment	113,701	86,575	200,276
Interest income recognized	$5,899	$-	$5,899

Included in the $171.6 million and $204.6 million of impaired mortgage loans at December 31, 2011 and 2010, were $53.9 million and $119.3 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceeded the carrying value of the loans.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The average investment in impaired mortgage loans before an allowance for loan loss and the related interest income and cash receipts for interest on impaired mortgage loans for the years ended December 31 were as follows:

	2011	2010	2009

Average investment	$191,102	$200,276	$121,500
Interest income	$4,563	$5,899	$897
Cash receipts on interest	$4,069	$5,899	$897

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $138.9 million and $114.7 million at December 31, 2011 and 2010, respectively.

The activity in the allowance for loan loss was as follows:

	2011	2010	2009

Balance at January 1	$53,782	$42,782	$3,000
Provision for allowance	34,641	26,742	40,050
Charge-offs	(19,790)	(6,892)	-
Recoveries	(12,232)	(8,850)	(268)
Balance at December 31	$56,401	$53,782	$42,782
Troubled Debt Restructurings

The Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date or both.  The Company evaluates each restructuring of debt and considers it a TDR if, for economic or legal reasons related to the debtor's financial difficulties, it grants a concession to the borrower that it would not otherwise consider.  Specifically, the Company's evaluation of each restructuring includes an assessment of the indicators of impairment to determine if the debtor is exhibiting financial difficulties and an assessment of market lending activity to determine if the debtor can obtain funds from other sources at market interest rates at or near those for nontroubled debts.  Those restructurings where financial difficulties are present and alternative sources of funding are not available or prohibitively expensive to the borrower are considered TDR.

Upon adoption of the amendments in ASU 2011-02, the Company reassessed all restructured loans that occurred on or after January 1, 2011, the beginning of its fiscal year, for identification as TDRs.  Adoption of the ASU 2011-02 had no impact on the number of restructured loans that are considered TDRs.

All TDRs identified by the Company are commercial mortgage loans modified by granting concessions to borrowers where, as a result of the restructuring, the Company does not expect to collect all amounts due, including interest accrued at the original contract rate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Troubled Debt Restructuring (continued)

Modifications are factored into the determination of the allowance for credit losses by including adjustments to the outstanding recorded investment.  The financial effect of a TDR is not recognized when the Company expects to collect cash flows at, or above, the original contract rate.  For the year ended December 31, 2011, no financial effect from TDRs was recognized.  The following table provides information about the Company’s loans that were modified and how they were modified as a TDR during the year ended:

	December 31, 2011
	No. (1)	Pre-modification recorded investment	Post- modification recorded investment

Adjusted interest rate	1	$2,834	$2,834
Extended maturity date	1	8,970	8,970
Combined rate and maturity	5	15,368	15,368
Total	7	$27,172	$27,172

(1) Represents the number of contracts that were modified and considered as TDR. The number of contracts is not in thousands.

Defaults are factored into the determination of the allowance for credit losses by indicating that, as a result of the default, the Company does not expect to collect all amounts due per the modified terms.  The following table shows the number and value of TDRs within the previous twelve months for which there was a payment default during the year ended (the number of contracts is not in thousands):

December 31, 2011

Number of contracts	1
Recorded investment amount	$2,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2011	2010
Property Type:
Office building	$499,405	$599,930
Retail	684,051	748,345
Industrial/warehouse	207,820	242,413
Apartment	46,226	54,364
Other	300,069	360,923
Allowance for loan losses	(56,401)	(53,782)
Total	$1,681,170	$1,952,193

	2011	2010
Geographic region:
California	$77,879	$85,853
Florida	193,068	200,056
Georgia	62,802	69,173
Massachusetts	103,983	112,128
Missouri	48,325	52,218
New York	201,835	247,154
Ohio	104,074	125,454
Pennsylvania	80,641	98,251
Texas	265,705	303,336
Washington	52,718	65,708
Other (1)	546,541	646,644
Allowance for loan losses	(56,401)	(53,782)
Total	$1,681,170	$1,952,193

(1) Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50.0 million at December 31, 2011 and 2010, respectively.

At December 31, 2011, scheduled mortgage loan maturities were as follows:

2012	$60,993
2013	106,420
2014	145,960
2015	173,654
2016	223,720
Thereafter	764,376
General allowance	(17,767)
Total	$1,457,356

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company was an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  The master lessee had the option to purchase the equipment at the expiration of the lease term.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The Company did not have the ability to direct the activities that most significantly impact the economic performance of the VIE, nor did it have the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Therefore, the Company did not consolidate this trust in its consolidated financial statements.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and was non-recourse to the Company.  The leveraged lease investment was included as a part of other invested assets in the Company’s consolidated balance sheet at December 31, 2009.

On June 1, 2010, the master lessee elected to exercise a fixed price purchase option to purchase the equipment and the Company received $22.6 million in cash for its investment in the VIE and realized a $3.4 million gain in its consolidated statement of operations.

The Company had no leveraged lease investments at December 31, 2011 and 2010.

The Company had outstanding commitments to fund limited partnerships of approximately $11.8 million and $12.6 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific risks related to interest rates, foreign currency exchange rates, and equity market conditions, as well as to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancement, such as collateral, is used to improve the credit risk of longer-term derivative contracts.

It is common, and the Company’s preferred practice, for the parties to execute a Credit Support Annex (“CSA”) in conjunction with the International Swaps and Derivatives Association Master Agreement. Under a CSA, collateral is exchanged between the parties to mitigate the market contingent counterparty risk inherent in outstanding positions.

The primary types of derivatives held by the Company include interest rate and foreign currency swap agreements, swaptions, futures, listed and over-the counter (“OTC”) equity options, foreign currency forwards and embedded derivatives, as described below.

Interest Rate and Foreign Currency Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals, based upon or calculated by reference to changes in specified interest rates (fixed or floating) or foreign currency exchange rates.  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates.  The net payment is recorded as a component of net derivative loss in the Company’s consolidated statement of operations.

Interest rate swaps are generally used to manage the sensitivity of the duration gap between assets and liabilities to interest rate changes or to manage the exposure to product guarantees sensitive to movements in equity market and interest rate levels related to life insurance contracts, fixed index annuities and variable annuities.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

The Company has an agreement with the CARS Trust whereby the Company is the sole beneficiary of the CARS Trust.  Please refer to Note 4 of the Company’s consolidated financial statements for additional information regarding the CARS Trust.

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk, typically on product guarantees.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.  At December 31, 2011, the Company did not have any position in swaptions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Futures

Equity, interest rate and foreign exchange futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and variable annuity products containing guaranteed minimum death benefit and guaranteed minimum living benefit features, with cash flows based on changes in equity indices, interest rates or foreign exchange rates.  On the trade date, an initial cash margin is deposited as required by the relevant stock exchange.  Cash is subsequently exchanged daily to settle the variation margin or daily fluctuations in the underlying index.

Listed and OTC Equity Options

In addition to short futures, the Company also utilizes listed put options on major indices to hedge against stock market exposure inherent in the guaranteed minimum death benefit and living benefit features of the Company's variable annuities.  Listed options are traded on the stock exchange similar to futures.  Unlike futures, however, an up-front premium is paid to or received from the counterparty, instead of depositing an initial cash margin with the Exchange.  The Company also purchases listed and OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.  On the trade date, an initial cash margin is exchanged for listed options.  Daily cash is exchanged to settle the daily variation margin.

Foreign Currency Forwards

A foreign currency forward is an agreement between two parties to buy and sell currencies at the current market rate, for settlement at a specified future date.  Foreign currency forwards are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

The following is a summary of the Company’s derivative positions (excluding embedded derivatives) at:

	December 31, 2011		December 31, 2010
	Number of Contracts (2)	Principal Notional	Number of Contracts (2)	Principal Notional

Interest rate contracts	78	$5,496,000	71	$5,793,500
Foreign currency contracts	16	69,507	43	393,609
Equity contracts	11,216	1,949,878	13,704	2,373,741
Credit contracts	1	20,928	1	37,400
Futures contracts (1)	(34,187)	4,747,764	(25,699)	2,918,839
Total		$12,284,077		$11,517,089

(1)
Futures contracts include interest rate, equity price and foreign currency exchange risks. The negative amount represents the Company’s net short position including (45,084) contracts and (33,683) contracts in short position and 10,897 contracts and 7,984 contracts in long position at December 31, 2011 and 2010, respectively.

(2)	Not in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure.

	At December 31, 2011		At December 31, 2010
	Asset Derivatives Fair Value (a)	Liability Derivatives Fair Value (a)	Asset Derivatives Fair Value (a)	Liability Derivatives Fair Value (a)

Interest rate contracts	$362,753	$257,719	$97,060	$329,214
Foreign currency contracts	577	3,422	32,504	3,878
Equity contracts	46,944	-	59,397	-
Credit contracts	-	17,723	-	27,341
Futures contracts	12,130	8,210	9,103	1,590
Total derivative instruments	422,404	287,074	198,064	362,023
Embedded derivatives (b)	-	1,516,277	2,896	178,069
Total	$422,404	$1,803,351	$200,960	$540,092

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains (losses) by derivative type for the years ended December 31:

	2011	2010	2009

Interest rate contracts	$270,885	$(122,712)	$143,402
Foreign currency contracts	(50,493)	(16,206)	(12,116)
Equity contracts	(58,110)	(26,734)	(71,865)
Credit contracts	9,619	7,008	(9,855)
Futures contracts	122,649	(217,428)	(328,595)
Embedded derivatives	(1,282,620)	226,782	239,127
Net derivative loss from continuing operations	$(988,070)	$(149,290)	$(39,902)
Net derivative income from discontinued operations	$-	$-	$216,956

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty and counterparty credit ratings are monitored closely.  All of the contracts are held with counterparties rated A- or higher.  As of December 31, 2011, the Company’s liability positions were linked to a total of 5 affiliated and unaffiliated counterparties, of which the largest single unaffiliated counterparty payable, net of collateral, had credit exposure of $17.7 million to the Company.  As of December 31, 2011, the Company’s asset positions were linked to a total of 11 affiliated and unaffiliated counterparties, of which the largest single unaffiliated counterparty receivable, net of collateral, had credit exposure of $3.9 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. These standardized agreements include language related to the failure to pay or deliver on an obligation, bankruptcy and additional termination events, such as a credit rating falling below a stipulated level . These triggers generally result in early terminations after a grace period.

Certain counterparty relationships also may include supplementary agreements with additional triggers related to credit downgrades of the Company or its counterparty.  If the Company’s credit rating were to fall below the stipulated level, this could result in a reduction of minimum thresholds in collateral agreements or full overnight collateralization.  These impacts can frequently be mitigated, however, through re-negotiation of contractual terms.

The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2011 and 2010 was $287.1 million and $362.0 million, respectively.  At December 31, 2011, the Company was fully collateralized, substantially mitigating credit risk.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its net liability positions, after considering the impacts of netting at default.  If payments cannot be exchanged simultaneously at early termination, funds also will be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2011, the Company would be expected to settle a net obligation of $79.1 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible net asset positions, after considering the impact of netting at default.

At December 31, 2011, the Company pledged $289.6 million in U.S. Treasury securities as collateral to counterparties.  At December 31, 2011, counterparties pledged to the Company $245.1 million in collateral comprised of cash and U.S. Treasury securities.

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives required bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivatives embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Please refer to Note 8 of the Company’s consolidated financial statements for further information regarding derivatives embedded in reinsurance contracts; refer to Note 12 for further information regarding derivatives embedded in annuity contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments that are carried at fair value into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances indicating that a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2011, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,
b)	Quoted prices for identical or similar assets or liabilities in non-active markets,
c)	Inputs other than quoted market prices that are observable, and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain ABS including collateralized debt obligations, RMBS, CMBS, certain corporate debt, certain private equity investments and certain derivatives, including derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's assumptions about what a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including certain derivatives embedded in reinsurance and annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$55	$-	$55
Residential mortgage-backed securities	-	26,543	-	26,543
Commercial mortgage-backed securities	-	6,781	2,131	8,912
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivision securities	-	221	-	221
U.S. treasury and agency securities	382,569	-	-	382,569
Corporate securities	-	977,356	6,869	984,225
Total available-for-sale fixed maturity securities	382,569	1,010,956	9,000	1,402,525

Trading fixed maturity securities:
Asset-backed securities	-	215,343	76,909	292,252
Residential mortgage-backed securities	-	593,066	120,129	713,195
Commercial mortgage-backed securities	-	619,180	63,838	683,018
Foreign government & agency securities	-	96,205	20,393	116,598
U.S. states and political subdivision securities	-	527	-	527
U.S. treasury and agency securities	327,827	7,199	1,928	336,954
Corporate securities	-	8,062,279	75,713	8,137,992
Total trading fixed maturity securities	327,827	9,593,799	358,910	10,280,536

Derivative instruments - receivable:
Interest rate contracts	-	362,753	-	362,753
Foreign currency contracts	-	577	-	577
Equity contracts	24,499	17,252	5,193	46,944
Futures contracts	12,130	-	-	12,130
Total derivative instruments - receivable	36,629	380,582	5,193	422,404

Other invested assets (1)	1,896	21,621	9,252	32,769
Short-term investments	105,895	-	-	105,895
Cash and cash equivalents	872,064	-	-	872,064
Total investments and cash	1,726,880	11,006,958	382,355	13,116,193

Separate account assets:
Mutual fund investments	21,668,110	-	-	21,668,110
Equity investments	-	-	-	-
Fixed income investments	785,438	5,236,487	16,012	6,037,937
Alternative investments	4,122	62,989	360,463	427,574
Other investments	(1,328)	-	-	(1,328)
Total separate account assets (2) (3)	22,456,342	5,299,476	376,475	28,132,293

Total assets measured at fair value on a recurring basis	$24,183,222	$16,306,434	$758,830	$41,248,486

(1)   Excludes $4.3 million of other invested assets that are not subject to FASB ASC Topic 820.
(2)  Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(3)  Excludes $648.5 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$1,071,126	$1,071,126
Guaranteed minimum accumulation benefit liability	-	-	215,598	215,598
Derivatives embedded in reinsurance contracts	-	107,965	5,193	113,158
Derivatives embedded in fixed index annuities	-	-	116,395	116,395
Total other policy liabilities (1)	-	107,965	1,408,312	1,516,277

Derivative instruments – payable:
Interest rate contracts	-	257,719	-	257,719
Foreign currency contracts	-	3,422	-	3,422
Credit contracts	-	-	17,723	17,723
Futures contracts	8,210	-	-	8,210
Total derivative instruments – payable	8,210	261,141	17,723	287,074

Other liabilities:
Bank overdrafts (2)	48,893	-	-	48,893

Total liabilities measured at fair value on a recurring basis	$57,103	$369,106	$1,426,035	$1,852,244

(1) The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2) Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis at December 31, 2011:

	Level 1	Level 2	Level 3	Total	Total Loss
Asset
Mortgage loans	$-	$-	$79,067	$79,067	$(38,634)

At December 31, 2011, the Company determined that certain mortgage loans were impaired and as a practical expedient, measured the impairment using the fair value of the related collateral.  The fair value of the collateral was based on real estate valuations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$704	$11	$715
Residential mortgage-backed securities	-	34,614	-	34,614
Commercial mortgage-backed securities	-	13,003	2,047	15,050
Foreign government & agency securities	-	563	-	563
U.S. states and political subdivision securities	-	214	-	214
U.S. treasury and agency securities	375,233	-	-	375,233
Corporate securities	-	1,068,399	1,135	1,069,534
Total available-for-sale fixed maturity securities	375,233	1,117,497	3,193	1,495,923

Trading fixed maturity securities:
Asset-backed securities	-	321,129	90,851	411,980
Residential mortgage-backed securities	-	834,074	88,719	922,793
Commercial mortgage-backed securities	-	737,024	82,171	819,195
Foreign government & agency securities	-	116,986	13,790	130,776
U.S. states and political subdivision securities	-	613	-	613
U.S. treasury and agency securities	737,936	8,582	1,101	747,619
Corporate securities	-	8,301,586	132,556	8,434,142
Total trading fixed maturity securities	737,936	10,319,994	409,188	11,467,118

Derivative instruments - receivable:
Interest rate contracts	-	97,060	-	97,060
Foreign currency contracts	-	32,504	-	32,504
Equity contracts	14,873	30,739	13,785	59,397
Futures contracts	9,103	-	-	9,103
Total derivative instruments - receivable	23,976	160,303	13,785	198,064

Other invested assets (1)	2,890	11,120	8,343	22,353
Short-term investments	832,739	-	-	832,739
Cash and cash equivalents	736,323	-	-	736,323
Total investments and cash	2,709,097	11,608,914	434,509	14,752,520

Separate account assets:
Mutual fund investments	21,892,209	30,517	-	21,922,726
Equity investments	188,216	277	-	188,493
Fixed income investments	317,713	5,812,900	56,323	6,186,936
Alternative investments	24,094	78,164	293,254	395,512
Other investments	900	-	-	900
Total separate account assets (2) (3)	22,423,132	5,921,858	349,577	28,694,567

Total assets measured at fair value on a recurring basis	$25,132,229	$17,530,772	$784,086	$43,447,087

(1)	Excludes $5.1 million of other invested assets that are not subject to FASB ASC Topic 820.
(2)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(3)	Excludes $1,814.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$2,245	$2,245
Guaranteed minimum accumulation benefit liability	-	-	49	49
Derivatives embedded in reinsurance contracts	-	41,272	-	41,272
Derivatives embedded in fixed index annuities	-	-	131,608	131,608
Total other policy liabilities (1)	-	41,272	133,902	175,174

Derivative instruments – payable:
Interest rate contracts	-	329,214	-	329,214
Foreign currency contracts	-	3,878	-	3,878
Credit contracts	-	-	27,341	27,341
Futures contracts	1,590	-	-	1,590
Total derivative instruments – payable	1,590	333,092	27,341	362,023

Other liabilities:
Bank overdrafts (2)	61,227	-	-	61,227

Total liabilities measured at fair value on a recurring basis	$62,817	$374,364	$161,243	$598,424

(1)	The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2)	Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Derivative instruments - receivables and payables:  The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of certain derivative instruments that arise from default risk.  CVAs are based on a methodology that primarily uses published credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  When this information is not available, the Company also may utilize credit spreads implied from published bond yields or published cumulative default experience data adjusted for current trends.  CVAs may be calculated based on the credit risk of counterparties for asset positions or the Company's own credit risk for liability positions.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Other invested assets:  This financial instrument primarily consists of equity securities.  The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMAB and GMWB are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of bank overdraft balances which are due to issued checks and transmitted wires that were not cashed and processed in the Company’s bank accounts at the end of the reporting period.  Similar to cash, the carrying value for other liabilities approximates fair value due to the liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2011:

		Total realized and unrealized gains (losses)
Assets	Beginning balance	Included in earnings	Included in OCI	Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized gains (losses) (2)
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 11	$ (16)	$ 5	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Commercial mortgage-backed securities	2,047	(362)	446	-	-	-	-	-	-	2,131	-
Foreign government & agency securities	-	-	-	-	-	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-	-	-	-	-
Corporate securities	1,135	1,636	(1,653)	-	-	-	-	6,360	(609)	6,869	-
Total available-for-sale fixed maturity securities	3,193	1,258	(1,202)	-	-	-	-	6,360	(609)	9,000	-

Trading fixed maturity securities:
Asset-backed securities	90,851	(4,497)	-	-	-	-	(5,534)	14,639	(18,550)	76,909	(2,925)
Residential mortgage-backed securities	88,719	3,586	-	-	-	-	(44,230)	99,785	(27,731)	120,129	16,101
Commercial mortgage-backed securities	82,171	(1,391)	-	-	-	-	(21,896)	4,954	-	63,838	168
Foreign government & agency securities	13,790	6,603	-	-	-	-	-	-	-	20,393	8,292
U.S. states and political subdivision securities	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency securities	1,101	47	-	-	-	-	(431)	2,312	(1,101)	1,928	42
Corporate securities	132,556	3,602	-	-	(7,984)	-	(9,419)	32,343	(75,385)	75,713	588
Total trading fixed maturity securities	409,188	7,950	-	-	(7,984)	-	(81,510)	154,033	(122,767)	358,910	22,266

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-	-	-	-	-
Equity contracts	13,785	(4,102)	-	9,295	-	-	(13,785)	-	-	5,193	(4,102)
Futures contracts	-	-	-	-	-	-	-	-	-	-	-
Total derivative instruments– receivable	13,785	(4,102)	-	9,295	-	-	(13,785)	-	-	5,193	(4,102)

Other invested assets	8,343	(4)	-	8,859	(296)	-	-	-	(7,650)	9,252	196
Short-term investments	-	-	-	-	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-	-
Total investments and cash	434,509	5,102	(1,202)	18,154	(8,280)	-	(95,295)	160,393	(131,026)	382,355	18,360

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-	-	-	-	-
Equity investments	-	-	-	-	(49)	-	-	49	-	-	-
Fixed income investments	56,323	(432)	-	523,188	(530,132)	-	(7,327)	8,096	(33,704)	16,012	(515)
Alternative investments	293,254	411	-	207,717	(124,666)	-	(19,453)	3,200	-	360,463	(5,874)
Other investments	-	-	-	-	-	-	-	-	-	-	-
Total separate account assets (1)	349,577	(21)	-	730,905	(654,847)	-	(26,780)	11,345	(33,704)	376,475	(6,389)

Total assets measured at fair value on
a recurring basis	$ 784,086	$ 5,081	$ (1,202)	$ 749,059	$ (663,127)	$ -	$ (122,075)	$ 171,738	$ (164,730)	$ 758,830	$ 11,971

(1) The realized/unrealized gains and losses included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2) Included in earnings relating to instruments still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2011:

		Total realized and unrealized (gains) losses
Liabilities	Beginning balance	Included in earnings	Included in OCI	Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized (gains) losses (2)

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 2,245	$ 1,068,881	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$1,071,126	$ 930,740
Guaranteed minimum accumulation benefit liability	49	215,549	-	-	-	-	-	-	-	215,598	182,268
Derivatives embedded in reinsurance contracts	-	(5,923)	-	29,753	-	-	(18,637)	-	-	5,193	(5,923)
Derivatives embedded in fixed index annuities	131,608	(15,213)	-	-	-	-	-	-	-	116,395	69,921
Total other policy liabilities (1)	133,902	1,263,294	-	29,753	-	-	(18,637)	-	-	1,408,312	1,177,006

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-	-	-	-	-
Credit contracts	27,341	(9,618)	-	-	-	-	-	-	-	17,723	(9,619)
Futures contracts	-	-	-	-	-	-	-	-	-	-	-
Total derivative instruments – payable	27,341	(9,618)	-	-	-	-	-	-	-	17,723	(9,619)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 161,243	$ 1,253,676	$ -	$ 29,753	$ -	$ -	$ (18,637)	$ -	$ -	$1,426,035	$ 1,167,387

(1) The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2) Included in earnings relating to instruments still held at the reporting date.

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2011, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$7,946	$22,462
Net derivative loss	(1,257,778)	(1,171,489)
Net realized investment gains, excluding impairment losses on available-for-sale securities	1,258	-
Net losses	$(1,248,574)	$(1,149,027)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized gains (losses)
Assets	Beginning balance	Included in earnings	Included in other comprehensive income	Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 37	$ (40)	$ 14	$ -	$ -	$ 11	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed
securities	1,930	(472)	589	-	-	2,047	-
Foreign government & agency
securities	-	-	-	-	-	-	-
U.S. states and political subdivision	-	-	-	-	-	-	-
securities	-	-	-	-	-	-	-
U.S. treasury and agency securities				-
Corporate securities	7,936	(23)	53	(6,831)	-	1,135	-
Total available-for-sale fixed maturity securities	9,903	(535)	656	(6,831)	-	3,193	-

Trading fixed maturity securities:
Asset-backed securities	111,650	26,351	-	(38,060)	(9,090)	90,851	28,061
Residential mortgage-backed securities	154,551	11,159	-	(34,087)	(42,904)	88,719	24,255
Commercial mortgage-backed
securities	14,084	1,833	-	66,950	(696)	82,171	3,334
Foreign government & agency
securities	15,323	(1,533)	-	-	-	13,790	65
U.S. states and political subdivision
securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	(13)	-	(232)	1,346	1,101	21
Corporate securities	107,886	4,805	-	(11,997)	31,862	132,556	5,111
Total trading fixed maturity securities	403,494	42,602	-	(17,426)	(19,482)	409,188	60,847

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Equity contracts	8,821	-	-	4,964	-	13,785	-
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments– receivable	8,821	-	-	4,964	-	13,785	-

Other invested assets	-	(50)	900	7,493	-	8,343	(50)
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	422,218	42,017	1,556	(11,800)	(19,482)	434,509	60,797

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-
Equity investments	7	-	-	(7)	-	-	-
Fixed income investments	276,530	(11,998)	-	(91,989)	(116,220)	56,323	(4,607)
Alternative investments	267,196	12,671	-	30,021	(16,634)	293,254	12,341
Other investments	4,108	-	-	-	(4,108)	-	-
Total separate account assets (1)	547,841	673	-	(61,975)	(136,962)	349,577	7,734

Total assets measured at fair value on
a recurring basis	$ 970,059	$ 42,690	$ 1,556	$ (73,775)	$ (156,444)	$ 784,086	$ 68,531

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized (gains) losses
Liabilities	Beginning balance	Included in earnings	Included in other comprehensive income	Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 168,786	$ (319,563)	$ -	$ 153,022	$ -	$ 2,245	$ (314,652)
Guaranteed minimum accumulation benefit liability	81,669	(104,831)	-	23,211	-	49	(103,091)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Derivatives embedded in fixed index annuities	140,966	(13,153)	-	3,795	-	131,608	20,397
Total other policy liabilities (1)	391,421	(437,547)	-	180,028	-	133,902	(397,346)

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Credit contracts	34,349	(7,008)	-	-	-	27,341	(7,008)
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments – payable	34,349	(7,008)	-	-	-	27,341	(7,008)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 425,770	$ (444,555)	$ -	$ 180,028	$ -	$ 161,243	$ (404,354)

(1) The balances are included within the contractholder deposit funds and other policy liabilities in the Company consolidated balance sheets.

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains related to assets and liabilities still held at the reporting date
Net investment income	$42,552	$60,797
Net derivative gains	444,555	404,354
Net realized investment losses, excluding impairment
losses on available-for-sale securities	(535)	-
Net gains	$486,572	$465,151

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2011, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	609	(6,360)	6,360	(609)
Total available-for-sale fixed maturity securities	-	-	609	(6,360)	6,360	(609)

Trading fixed maturity securities:
Asset-backed securities	-	-	18,550	(14,639)	14,639	(18,550)
Residential mortgage-backed securities	-	-	27,731	(99,785)	99,785	(27,731)
Commercial mortgage-backed securities	-	-	-	(4,954)	4,954	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	(2,312)	1,101	-	2,312	(1,101)
Corporate securities	-	-	75,385	(32,343)	32,343	(75,385)
Total trading fixed maturity securities	-	(2,312)	122,767	(151,721)	154,033	(122,767)

Derivative instruments- receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Credit contracts	-	-	-	-	-	-
Futures	-	-	-	-	-	-
Total derivative instruments-receivable	-	-	-	-	-	-

Other invested assets	-	-	7,650	-	-	(7,650)
Short-term investments	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-
Total investments and cash	-	(2,312)	131,026	(158,081)	160,393	(131,026)

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	(49)	49	-
Fixed income investments	-	-	33,704	(8,096)	8,096	(33,704)
Alternative investments	-	-	-	(3,200)	3,200	-
Other investments	-	-	-	-	-	-
Total separate account assets	-	-	33,704	(11,345)	11,345	(33,704)

Total assets measured at fair value on a
recurring basis	$-	$(2,312)	$164,730	$(169,426)	$171,738	$(164,730)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2011.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:
Asset-backed securities	-	-	44,458	(35,368)	35,368	(44,458)
Residential mortgage-backed securities	-	-	79,192	(36,288)	36,288	(79,192)
Commercial mortgage-backed securities	-	-	696	-	-	(696)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	(1,346)	-	-	1,346	-
Corporate securities	-	-	32,579	(64,441)	64,441	(32,579)
Total trading fixed maturity securities	-	(1,346)	156,925	(136,097)	137,443	(156,925)

Derivative instruments- receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Credit contracts	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-
Total derivative instruments-receivable	-	-	-	-	-	-

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	116,220	-	-	(116,220)
Alternative investments	14,221	-	2,968	(555)	555	(17,189)
Other investments	4,108	-	-	-	-	(4,108)
Total separate account assets	18,329	-	119,188	(555)	555	(137,517)

Total assets measured at fair value on a
recurring basis	$18,329	$(1,346)	$276,113	$(136,652)	$137,998	$(294,442)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial Instruments Not Considered at Fair Value

FASB ASC Topic 825 requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value. FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying value and estimated fair value of the Company’s financial instruments that are not carried at fair value at:

	December 31, 2011		December 31, 2010
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

Financial assets:
Mortgage loans	$1,457,356	$1,588,473	$1,737,528	$1,811,567
Policy loans	$603,371	$651,876	$717,408	$859,668

Financial liabilities:
Contractholder deposit funds and other policy liabilities	$9,503,446	$9,183,946	$11,944,058	$11,490,525
Debt payable to affiliates	$683,000	$683,503	$783,000	$783,000
The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Debt payable to affiliates:  The fair value of notes payable and other borrowings is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of most of the notes has the ability to call the notes at par with appropriate approvals, the fair value is equal to par value.  The note, whose issuer does not have the ability to call at par, is reported at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

6. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses, consisted of the following for the years ended December 31:

	2011	2010	2009

Fixed maturity securities	$62,361	$34,409	$2,912
Mortgage loans	(25,573)	(10,327)	(43,148)
Real estate	(24)	2	-
Other invested assets	(136)	(170)	1,289
Sales of previously impaired assets	2,950	3,037	2,272

Net realized investment gains (losses) from continuing operations	$39,578	$26,951	$(36,675)
Net realized investment gains from discontinued operations	$-	$-	$-

7. NET INVESTMENT INCOME

The Company’s net investment income consisted of the following for the years ended December 31:

	2011	2010	2009
Trading fixed maturity securities:
Interest and other income	$613,479	$713,960	$822,599
Change in fair value and net realized gains	91,919	606,946	1,736,975
Mortgage loans	91,920	108,555	121,531
Real estate	8,455	8,645	7,735
Policy loans	(88,548)	45,054	44,862
Income ceded under funds withheld reinsurance	25,213	(75,643)	(139,168)
Other	5,916	4,150	3,948
Gross investment income	748,354	1,411,667	2,598,482
Less: Investment expenses	20,726	21,457	16,175
Net investment income from continuing operations	$727,628	$1,390,210	$2,582,307
Net investment loss from discontinued operations	$-	$-	$(24,956)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  Net investment income ceded and interest earned on policy loans during the year ended December 31, 2011 were decreased by a $113.3 million prior-year adjustment related to the interest rate on policy loans.  Refer to the Wealth Management section in Note 8 to the Company’s consolidated financial statements for further discussion of this adjustment.  The ceded investment income relates to the funds-withheld reinsurance agreements between the Company and certain affiliates, which is further discussed in Note 8 to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2011	2010	2009

Revenues:
Premiums and annuity considerations:
Direct	$109,569	$94,869	$86,671
Assumed	36,169	47,616	52,856
Ceded	(8,318)	(6,310)	(5,281)
Net premiums and annuity considerations from continuing operations	$137,420	$136,175	$134,246
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Net investment income:
Direct	$702,415	$1,465,853	$2,721,475
Assumed	-	-	-
Ceded (1)	25,213	(75,643)	(139,168)
Net investment income from continuing operations	$727,628	$1,390,210	$2,582,307
Net investment loss related to discontinued operations	$-	$-	$(24,956)

Fee and other income:
Direct	$743,866	$676,670	$581,868
Assumed	10	-	-
Ceded	(135,465)	(165,643)	(196,032)
Net fee and other income from continuing operations	$608,411	$511,027	$385,836
Net fee and other income related to discontinued operations	$-	$-	$(49,947)

(1)  Investment income earned (direct) and ceded during the year ended December 31, 2011 includes a decrease of $113.3 million due to an interest rate adjustment.  This adjustment did not have any impact on net investment income.  Refer to the Wealth Management section of this Note 8 for further details.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

	For the Years Ended December 31,
	2011	2010	2009

Benefits and expenses:
Interest credited:
Direct	$386,809	$491,090	$472,275
Assumed	6,260	6,879	7,801
Ceded (2)	31,139	(96,121)	(94,308)
Net interest credited from continuing operations	$424,208	$401,848	$385,768
Net interest credited related to discontinued operations	$-	$-	$34,216

Policyowner benefits:
Direct	$236,232	$409,907	$265,021
Assumed	22,915	26,189	38,313
Ceded	(124,735)	(196,302)	(192,895)
Net policyowner benefits from continuing operations	$134,412	$239,794	$110,439
Net policyowner benefits related to discontinued operations	$-	$-	$13,267

Other operating expenses:
Direct	$355,928	$333,850	$282,502
Assumed	3,314	5,079	6,129
Ceded	(8,917)	(20,759)	(40,475)
Net other operating expenses from continuing operations	$350,325	$318,170	$248,156
Net other operating expenses related to discontinued operations	$-	$-	$10,436

(2) Interest credited ceded during the year ended December 31, 2011 includes a $113.3 million interest rate adjustment decreasing ceded interest credited.  Refer to the Wealth Management section of this Note 8 for further details.

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  Refer to Note 16 for additional information regarding the Company’s business segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Wealth Management Segment

The Wealth Management segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.3 billion and $1.5 billion at December 31, 2011 and 2010, respectively.  This entire block of business is reinsured on a funds-withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2011	2010
Assets
Reinsurance receivables	$1,312,989	$1,466,247

Liabilities
Contractholder deposit funds and other policy liabilities	1,342,628	1,478,459
Future contract and policy benefits	2,160	1,823
Reinsurance payable	$1,410,748	$1,555,336

The funds-withheld assets of $1.4 billion and $1.6 billion at December 31, 2011 and  2010, respectively, are comprised of fixed maturity securities, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $31.8 million and $14.0 million at December 31, 2011 and 2010, respectively.  The change in the fair value of this embedded derivative decreased derivative income by $17.8 million, $24.6 million, and $120.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

By reinsuring the SPWL product, the Company increased (decreased) net investment income by $48.5 million, $(49.9) million and $(126.6) million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company also increased (decreased) interest credited by $55.4 million, $(71.5) million and $(73.9) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The net investment income ceded for the year ended December 31, 2011 was decreased by $113.3 million due to an interest rate adjustment processed during the year.  The interest credited ceded for year ended December 31, 2011 was decreased by $113.3 million due to policy reinstatements and interest rate adjustments processed during the year.  The adjustment was recorded to correct the Company’s prior year policy loan balances that were overstated by $113.3 million due to inaccurate interest rates applied to certain SPWL policies’ loan balances.  The adjustment did not have any impact on the interest credited and net investment income, net of reinsurances, reported in the Company’s consolidated statement of operations due to the 100% funds-withheld reinsurance agreement with SLOC noted above.  The adjustment also resulted in a $113.3 million decrease in policy loans, contractholder deposit funds and other policy liabilities, reinsurance receivable, and reinsurance payable in the Company’s consolidated balance sheet at December 31, 2011.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s consolidated financial statements.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds-withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

	December 31,	December 31,
	2011	2010
Assets
Reinsurance receivable	$451,397	$419,684

Liabilities
Contractholder deposit funds and other policy liabilities	507,606	465,035
Reinsurance payable	$429,914	$432,160

Reinsurance payable includes a funds-withheld liability of $324.3 million and $326.9 million at December 31, 2011 and 2010, respectively, and a deferred gain of $105.6 million and $105.3 million at December 31, 2011 and 2010, respectively.  The funds-withheld assets are managed by the Company and comprised of fixed maturity securities, policy loans, equity securities, cash and cash equivalents and related accrued income, totaling $332.5 million and $357.2 million at December 31, 2011 and 2010, respectively.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  At December 31, 2011 and 2010, the fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $34.1 million and $24.1 million, respectively.

The change in fair value of the embedded derivative (decreased) increased derivative income by $(10.0) million and $2.2 million for the years ended December 31, 2011 and 2010, respectively.  In addition, during the years ended December 31, 2011 and 2010, the reinsurance agreement reduced revenues by $53.2 million and $24.3 million, respectively, and decreased expenses by $31.3 million and $56.2 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

The Company’s subsidiary, SLNY, has a funds-withheld reinsurance agreement with SLOC under which SLOC funds a portion of the statutory reserves (“AXXX reserves”) required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38, as adopted by the NAIC, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds-withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2011	2010
Assets
Reinsurance receivable	$159,649	$133,088

Liabilities
Contractholder deposit funds and other policy liabilities	142,146	104,795
Future contract and policy benefits	33,138	21,662
Reinsurance payable	$238,180	$225,387

Reinsurance payable includes a funds-withheld liability of $194.3 million and $172.8 million at December 31, 2011 and 2010, respectively, and a deferred gain of $43.7 million and $52.6 million at December 31, 2011 and 2010, respectively.  The funds-withheld assets are managed by the Company and are comprised of trading fixed maturity securities, policy loans, equity securities, mortgage loans and related accrued income, totaling $191.2 million and $176.7 million at December 31, 2011 and 2010, respectively.  The coinsurance agreement with funds-withheld gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $31.2 million and $3.2 million at December 31, 2011 and 2010, respectively.

The change in the fair value of this embedded derivative decreased derivative income by $28.1 million, $3.9 million and $11.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $48.8 million, $31.0 million and $29.0 million, and decreased expenses by $26.8 million, $28.0 million and $20.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $91.7 million, $134.7 million and $173.9 million and reduced expenses by approximately $79.9 million, $140.1 million and $168.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2011 and 2010, SLNY held policyholder liabilities of $25.7 million and $28.6 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $36.2 million, $47.6 million and $52.9 million for the years ended December 31, 2011, 2010 and 2009, respectively, and increased expenses by $26.2 million, $31.2 million and $44.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services, with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive income related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not materially change the provisions of the related retirement plans.  The annual cost of these benefits to the Company is allocated and charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer, the Company sponsored two non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post-Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and the Other Post-Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31, 2009:

	Pension Plans	Other Post Retirement Benefit Plan
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$270,902	$49,112
Effect of eliminating early measurement date	-	-
Service cost	2,597	1,754
Interest cost	17,434	3,218
Actuarial loss	17,861	2,344
Benefits paid	(11,066)	(2,095)
Plan amendments	-	(803)
Federal subsidy	-	121
Transfer to Sun Life Services	(297,728)	(53,651)
Projected benefit obligation at end of year	$-	$-

	Pension Plans	Other Post Retirement Benefit Plan
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$195,511	$-
Effect of eliminating early measurement date	-	-
Employer contributions	6,500	2,095
Other	1,547	-
Actual return on plan assets	49,375	-
Benefits paid	(11,066)	(2,095)
Transfer to Sun Life Services	(241,867)	-
Fair value of plan assets at end of year	$-	$-

	Pension Plans	Other Post Retirement Benefit Plan
Information on the funded status of the plan:
Funded status	$-	$-
Accrued benefit cost	$-	$-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and the Other Post-Retirement Benefit Plan for the year ended December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Components of net periodic cost (benefit):
Service cost	$2,597	$1,754
Interest cost	17,434	3,218
Expected return on plan assets	(15,111)	-
Amortization of transition obligation asset	(2,093)	-
Amortization of prior service cost (benefit)	337	(529)
Recognized net actuarial loss	2,782	382
Net periodic cost	$5,946	$4,825

Company's share of net periodic cost	$5,946	$3,926

For the year ended December 31, 2011, Sun Life Services allocated costs to the Company of $1.2 million and $4.4 million for the Pension Plans and Other Post-Retirement Benefit Plan, respectively.  For the year ended December 31, 2010, Sun Life Services allocated costs to the Company of $3.1 million and $4.4 million for the Pension Plans and Other Post-Retirement Benefit Plan, respectively.

The following table shows changes in the Company’s AOCI related to the Pension Plans and the Other Post-Retirement Benefit Plan for the following years:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Net actuarial (gain) loss arising during the year	$(16,402)	$2,344
Net actuarial (loss) gain recognized during the year	(2,782)	(382)
Prior service cost arising during the year	-	(803)
Prior service cost recognized during the year	(337)	529
Transition asset recognized during the year	2,093	-
Transition asset arising during the year	-	-
Total recognized in AOCI	(17,428)	1,688
Tax effect	6,100	(591)
Total recognized in AOCI, net of tax	$(11,328)	$1,097

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$(7,463)	$3,648

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and the Other Post-Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$(67,343)	$(7,525)	$(74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$(45,253)	$(2,185)	$(47,438)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and the Other Post-Retirement Benefit Plan were as follows:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Discount rate	6.10%	6.10%
Rate of compensation increase	3.75%	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and the Other Post-Retirement Benefit Plan were as follows:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Discount rate	6.50%	6.50%
Expected long term return on plan assets	7.75%	n/a
Rate of compensation increase	3.75%	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing.  The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and the UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 at date of hire are eligible to participate.  Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who were at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equaled or exceeded 45, the Company contributed to the RIA from January 1, 2006 through December 31, 2009, and Sun Life Services contributes to the RIA from January 1, 2010 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million.  Amounts are allocated to affiliates based upon their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million for the year ended December 31, 2009.  For the years ended December 31, 2011 and 2010, Sun Life Services allocated $16.3 million and $17.4 million to the Company, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2011	2010	2009
Income tax (benefit) expense:
Current	$(30,769)	$(78,166)	$40,092
Deferred	(49,932)	149,377	295,557

Total income tax (benefit) expense related to
continuing operations	$(80,701)	$71,211	$335,649
Total income tax expense related to
discontinued operations	$-	$-	$40,690

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax (benefit) expense at the prescribed U.S. federal statutory income tax rate and the total amount of income tax (benefit) expense that the Company has recorded.

	2011	2010	2009

Expected federal income tax expense	$(64,336)	$71,920	$424,261
Low income housing tax credits	(1,885)	(2,028)	(3,880)
Separate account dividends received deduction	(14,702)	(14,702)	(16,232)
Prior year adjustments/settlements	(968)	5,243	1,320
Valuation allowance-capital losses	-	-	(69,670)
Goodwill impairment	2,450	11,559	-
Adjustments to tax contingency reserves	-	305	1,605
Other items	(1,265)	(1,358)	(1,949)

Federal income tax (benefit) expense	(80,706)	70,939	335,455
State income tax expense	5	272	194

Total income tax (benefit) expense related to
continuing operations	$(80,701)	$71,211	$335,649
Total income tax expense related to
discontinued operations	$-	$-	$40,690

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2011	2010
Deferred tax assets:
Actuarial liabilities	$689,286	$155,285
Tax loss carryforwards	251,591	347,172
Investments, net	79,417	188,110
Goodwill and other impairments	34,573	47,303
Other	15,897	74,218
Gross deferred tax assets	1,070,764	812,088
Valuation allowance	-	-
Total deferred tax assets	1,070,764	812,088

Deferred tax liabilities:
Deferred policy acquisition costs	(622,388)	(417,791)
Total deferred tax liabilities	(622,388)	(417,791)

Net deferred tax asset	$448,376	$394,297

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2011 and 2010 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2009.  At December 31, 2011, the Company had $698.9 million of NOL carryforwards and $20.0 million of capital loss carryforward.  At December 31, 2010, the Company had $958.2 million of NOL carryforwards and $33.7 million of capital loss carryforward.  If not utilized, the NOL carryforwards will begin to expire in 2023 and the capital loss carryforward will expire in 2014.  The Company’s net deferred tax asset was $448.4 million and $394.3 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2011, no valuation allowance was recorded against the deferred tax asset for investment losses.  The Company believes that it is more likely than not that the deferred tax asset related to impairment losses will be realized due to tax planning strategies related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

FASB ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The liability for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $32.9 million, $31.2 million and $42.0 million at December 31, 2011, 2010 and 2009, respectively.  Of the $32.9 million, $1.6 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.

The net increase (decreases) in the tax liability for UTBs of $1.7 million, $(10.8) million and $(8.7) million in the years ended December 31, 2011, 2010 and 2009, respectively, resulted from the following:

	2011	2010	2009
Balance at January 1	$31,217	$41,989	$50,679
Gross increases related to tax positions in prior years	13,855	23,214	7,950
Gross decreases related to tax positions in prior years	(4,472)	(16,170)	(16,640)
Settlements	(7,659)	(20,187)	-
Close of tax examinations/statutes of limitations	-	2,371	-

Balance at December 31	$32,941	$31,217	$41,989

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest expense (income).  During the years ended December 31, 2011, 2010 and 2009, the Company recognized $2.6 million, $6.4 million and $(9.0) million, respectively, in gross interest expense (income) related to UTBs.  The Company had approximately $9.2 million and $6.6 million of interest accrued at December 31, 2011 and 2010, respectively.  During 2010, the Company settled interest assessments of $4.6 million with the Internal Revenue Service (the “IRS”) for the 2001 and 2002 tax years.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, filed a protest, and the case was assigned to the Appeals division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

On August 4, 2011, the IRS held an Opening Conference with the Company for the audit of the tax years 2007-2009.  The Company is in the process of responding to the IRS requests for information. The Company also provided a disclosure letter to the IRS on September 21, 2011, informing the IRS of potential issues in the tax years under audit.

On January 6, 2011, the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006.  The Company disagrees with some of the issues and is in the process of filing a protest.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004.  The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010, the IRS held an opening conference for the 2003 and 2004 Appeals.  The Company is involved in discussions with the IRS to reach a resolution.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the  year ended December 31, 2011, as the Company did for the years ended December 31, 2010 and 2009.

Effective December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  Sun Life Vermont continues to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based upon the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company received income tax refunds of $21.0 million and $107.1 million in 2011 and 2010, respectively, and made income tax payments of $21.1 million in 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s and its subsidiaries’ group life, group disability insurance, group dental and group stop loss products is summarized below:

	2011	2010	2009

Balance at January 1	$76,181	$72,953	$71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at January 1	68,865	67,243	65,969
Incurred related to:
Current year	73,573	83,384	86,905
Prior years	468	(1,823)	(5,817)
Total incurred	74,041	81,561	81,088
Paid losses related to:
Current year	(46,861)	(54,312)	(58,598)
Prior years	(22,618)	(25,627)	(21,216)
Total paid	(69,479)	(79,939)	(79,814)

Balance at December 31	80,594	76,181	72,953
Less: reinsurance recoverable	(7,167)	(7,316)	(5,710)
Net balance at December 31	$73,427	$68,865	$67,243

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.  As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expenses increased (decreased) by $0.5 million, $(1.8) million and $(5.8) million, during the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2011:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$20,437,429	$2,074,633	66.1
Minimum income	$134,076	$64,600	63.0
Minimum accumulation or withdrawal	$13,633,969	$841,197	63.7

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$20,061,043	$1,742,139	66.0
Minimum income	$179,878	$59,322	62.2
Minimum accumulation or withdrawal	$12,233,731	$152,571	63.2

(1) Net amount at risk represents the excess of the guaranteed benefits over account balance for contracts that have an account value less than the guarantee.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the Company’s GMDBs and GMIBs for the year ended December 31, 2011:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2011	$123,605	$14,630	$138,235

Benefit Ratio Change /
Assumption Changes	23,491	4,443	27,934
Incurred guaranteed benefits	27,116	1,257	28,373
Paid guaranteed benefits	(39,513)	(1,155)	(40,668)
Interest	9,072	916	9,988

Balance at December 31, 2011	$143,771	$20,091	$163,862

The following roll-forward summarizes the change in reserve for the Company’s GMDBs and GMIBs for the year ended December 31, 2010:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2010	$96,267	$10,058	$106,325

Benefit Ratio Change /
Assumption Changes	28,724	6,519	35,243
Incurred guaranteed benefits	28,481	1,434	29,915
Paid guaranteed benefits	(37,767)	(4,207)	(41,974)
Interest	7,900	826	8,726

Balance at December 31, 2010	$123,605	$14,630	$138,235

The liability for death and income benefit guarantees is established equal to a benefit ratio, multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyowner benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB assets or liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability in the amount of $1,286.8 million and $2.3 million at December 31, 2011 and 2010, respectively.  The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based upon historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based upon the published credit spread for A-rated corporate bonds, which have ratings that are equivalent to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

13. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the change in DAC asset and SIA for the years ended December 31:

	2011	2010
Balance at January 1	$1,682,559	$2,173,642
Acquisition costs deferred	244,659	241,182
Amortized to expense during the year (1)	279,668	(732,265)
Balance at December 31	$2,206,886	$1,682,559

(1)	Includes interest, unlocking and loss recognition.

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC asset and SIA.  The Company tested its DAC asset and SIA for future recoverability and determined that the assets were not impaired at December 31, 2011.

During the year ended December 31, 2011, the Company recorded a negative amortization increasing its DAC asset and SIA by $770.2 million.  The negative amortization related to a decrease in actual gross profit which was due to a $1.3 billion increase in the fair value of GMAB and GMWB liabilities related to certain variable annuity products.  The increase in DAC asset and SIA was offset by an unlocking adjustment decreasing DAC asset and SIA by $575.2 million.  The unlocking adjustment recorded in 2011 was due to the total present value of the gross profit for the largest cohort of the Company’s fixed annuities, which was negative at December 31, 2011 resulting in decrease in DAC asset and SIA.

The Company wrote down DAC asset and SIA by $21.0 million and $126.0 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2011 and 2010, respectively.  Of the $21.0 million charge for loss recognition in 2011, $18.3 million related to DAC and was reported as amortization of DAC.  The remaining $2.7 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.  Of the $126.0 million charge for loss recognition in 2010, $117.7 million related to DAC and was reported as amortization of DAC.  The remaining $8.3 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2011	2010
Balance at January 1	$134,985	$168,845
Amortized to expense during the year	(28,898)	(33,860)
Balance at December 31	$106,087	$134,985

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOBA and VOCRA.  The Company tested its VOBA and VOCRA assets for future recoverability and determined that the assets were not impaired at December 31, 2011.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009.  The impairment charge is included in amortization expense in the consolidated statements of operations and is allocated in the Group Protection segment.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The products of the Company’s wholly-owned subsidiary, SLNY, include, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the fixed investment option period related to Contracts currently in-force or sold on or after that date.  The guarantee relieved SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a standalone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$20,524	$116,896	$-	$-	$137,420
Net investment income (1)	608,647	115,412	3,569	-	727,628
Net derivative loss	(873,518)	(114,552)	-	-	(988,070)
Net realized investment gains (losses), excluding impairment losses on available-for- sale securities	35,284	5,328	(1,034)	-	39,578
Other-than-temporary impairment losses (2)	(71)	-	-	-	(71)
Fee and other income	565,075	42,276	13,889	(12,829)	608,411

Total revenues	355,941	165,360	16,424	(12,829)	524,896

Benefits and Expenses

Interest credited	370,024	53,074	1,110	-	424,208
Interest expense	47,170	-	-	-	47,170
Policyowner benefits	66,426	67,733	253	-	134,412
Amortization of DAC, VOBA and VOCRA	(214,767)	(32,634)	-	-	(247,401)
Other operating expenses	298,518	51,234	13,402	(12,829)	350,325

Total benefits and expenses	567,371	139,407	14,765	(12,829)	708,714

(Loss) income before income tax (benefit) expense	(211,430)	25,953	1,659	-	(183,818)

Income tax (benefit) expense	(89,089)	7,947	441	-	(80,701)
Equity in the net income of subsidiaries	19,224	-	-	(19,224)	-

Net (loss) income	$(103,117)	$18,006	$1,218	$(19,224)	$(103,117)

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading investments of $152.4 million and $34.2 million, respectively, for the year ended December 31, 2011.  Other Subs’ net investment income does not include trading investments.

(2)	SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2011 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$16,680	$119,495	$-	$-	$136,175
Net investment income (1)	1,269,106	118,138	2,966	-	1,390,210
Net derivative (loss) income	(161,975)	12,685	-	-	(149,290)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securites	26,848	827	(724)	-	26,951
Other-than-temporary impairment losses (2)	(735)	(150)	-	-	(885)
Fee and other income	481,606	19,433	9,988	-	511,027

Total revenues	1,631,530	270,428	12,230	-	1,914,188

Benefits and Expenses

Interest credited	342,977	57,924	947	-	401,848
Interest expense	51,334	455	-	-	51,789
Policyowner benefits	161,979	77,590	225	-	239,794
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Other operating expenses	268,798	39,938	9,434	-	318,170

Total benefits and expenses	1,431,984	266,113	10,606	-	1,708,703

Income before income tax expense	199,546	4,315	1,624	-	205,485

Income tax expense	69,993	643	575	-	71,211
Equity in the net income of subsidiaries	4,721	-	-	(4,721)	-
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading investments of $640.2 million, and $34.0 million, respectively, for the year ended December 31, 2010.  Other Subs’ net investment income does not include trading investments.

(2)	SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2010 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securites	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and Expenses

Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156
Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS as Parent’s, SLNY’s and Other Subs’ net investment income includes an increase in market value of trading investments of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009.

(2)	SLUS as Parent’s, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassifications	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,092,686	$239,776	$70,063	$-	$1,402,525
Trading fixed maturity securities, at fair value	8,633,690	1,646,846	-	-	10,280,536
Mortgage loans	1,269,140	153,987	34,229	-	1,457,356
Derivative instruments – receivable	422,404	-	-	-	422,404
Limited partnerships	34,088	-	-	-	34,088
Real estate	192,166	-	31,648	-	223,814
Policy loans	582,080	1,116	20,175	-	603,371
Other invested assets	32,735	4,340	-	-	37,075
Short-term investments	104,895	1,000	-	-	105,895
Cash and cash equivalents	793,146	63,168	15,750	-	872,064
Investment in subsidiaries	592,180	-	-	(592,180)	-
Total investments and cash	13,749,210	2,110,233	171,865	(592,180)	15,439,128

Accrued investment income	146,021	21,994	1,746	-	169,761
Deferred policy acquisition costs and sales inducement asset	2,038,342	168,544	-	-	2,206,886
Value of business and customer renewals acquired	102,670	3,417	-	-	106,087
Net deferred tax asset	437,558	7,391	3,427	-	448,376
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	4,589	503	-	-	5,092
Reinsurance receivable	2,061,777	175,928	101	-	2,237,806
Other assets	90,384	28,103	1,194	(356)	119,325
Separate account assets	26,082,352	1,365,026	36,412	-	27,483,790

Total assets	$44,712,903	$3,888,438	$214,745	$(592,536)	$48,223,550

LIABILITIES

Contractholder deposit funds and other policy liabilities	$11,981,712	$1,620,152	$24,661	$-	$13,626,525
Future contract and policy benefits	775,812	133,924	296	-	910,032
Payable for investments purchased	690	40	-	-	730
Accrued expenses and taxes	41,202	8,594	427	(356)	49,867
Debt payable to affiliates	683,000	-	-	-	683,000
Reinsurance payable	1,848,776	251,311	37	-	2,100,124
Derivative instruments – payable	287,074	-	-	-	287,074
Other liabilities	269,518	55,279	14,844	-	339,641
Separate account liabilities	26,082,352	1,365,026	36,412	-	27,483,790

Total liabilities	41,970,136	3,434,326	76,677	(356)	45,480,783

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,629,228	389,963	113,397	(503,360)	3,629,228
Accumulated other comprehensive income	38,851	9,655	3,446	(13,101)	38,851
(Accumulated deficit) retained earnings	(931,749)	52,394	18,683	(71,077)	(931,749)

Total stockholder’s equity	2,742,767	454,112	138,068	(592,180)	2,742,767

Total liabilities and stockholder’s equity	$44,712,903	$3,888,438	$214,745	$(592,536)	$48,223,550

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,193,875	$246,944	$55,104	$-	$1,495,923
Trading fixed maturity securities, at fair value	9,911,284	1,555,834	-	-	11,467,118
Mortgage loans	1,531,545	176,518	29,465	-	1,737,528
Derivative instruments – receivable	198,064	-	-	-	198,064
Limited partnerships	41,622	-	-	-	41,622
Real estate	161,800	-	52,865	-	214,665
Policy loans	695,607	1,217	20,584	-	717,408
Other invested assets	19,588	7,868	-	-	27,456
Short-term investments	813,745	18,994	-	-	832,739
Cash and cash equivalents	647,579	72,978	15,766	-	736,323
Investment in subsidiaries	559,344	-	-	(559,344)	-
Total investments and cash	15,774,053	2,080,353	173,784	(559,344)	17,468,846

Accrued investment income	165,841	21,130	1,815	-	188,786
Deferred policy acquisition costs and sales inducement asset	1,571,768	110,791	-	-	1,682,559
Value of business and customer renewals acquired	130,546	4,439	-	-	134,985
Net deferred tax asset	378,078	12,057	4,162	-	394,297
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	5,166	162	-	-	5,328
Reinsurance receivable	2,184,487	162,522	77	-	2,347,086
Other assets	93,755	31,729	2,918	(2,873)	125,529
Separate account assets	25,573,382	1,265,464	41,575	-	26,880,421

Total assets	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$12,991,306	$1,577,556	$24,366	$-	$14,593,228
Future contract and policy benefits	732,368	116,946	200	-	849,514
Payable for investments purchased	44,723	104	-	-	44,827
Accrued expenses and taxes	49,224	4,612	1,665	(2,873)	52,628
Debt payable to affiliates	783,000	-	-	-	783,000
Reinsurance payable	1,995,083	236,718	34	-	2,231,835
Derivative instruments – payable	362,023	-	-	-	362,023
Other liabilities	193,363	66,118	25,575	-	285,056
Separate account liabilities	25,573,382	1,265,464	41,575	-	26,880,421

Total liabilities	42,724,472	3,267,518	93,415	(2,873)	46,082,532

STOCKHOLDER’S EQUITY

Common stock	6,437	2,100	2,542	(4,642)	6,437
Additional paid-in capital	3,928,246	389,963	108,450	(498,413)	3,928,246
Accumulated other comprehensive income	46,553	1,977	1,707	(3,684)	46,553
(Accumulated deficit) retained earnings	(828,632)	34,388	18,217	(52,605)	(828,632)

Total stockholder’s equity	3,152,604	428,428	130,916	(559,344)	3,152,604

Total liabilities and stockholder’s equity	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net (loss) income	$(103,117)	$18,006	$1,218	$(19,224)	$(103,117)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	39,398	7,170	1,040	-	47,608
Amortization of DAC, VOBA and VOCRA	(214,767)	(32,634)	-	-	(247,401)
Depreciation and amortization	8,860	311	841	-	10,012
Net losses on derivatives	846,426	114,552	-	-	960,978
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(35,213)	(5,328)	1,034	-	(39,507)
Net increase in fair value of trading investments	(152,403)	(34,163)	-	-	(186,566)
Net realized losses (gains) on trading investments	100,143	(5,503)	-	-	94,640
Undistributed income on private equity limited partnerships	(2,883)	-	-	-	(2,883)
Interest credited to contractholder deposits	370,024	53,074	1,110	-	424,208
Deferred federal income taxes	(50,262)	532	(202)	-	(49,932)
Equity in net income of subsidiaries	(19,224)	-	-	19,224	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(206,151)	(18,963)	-	-	(225,114)
Accrued investment income	19,820	(864)	69	-	19,025
Net change in reinsurance receivable/payable	63,424	6,108	(21)	-	69,511
Future contract and policy benefits	43,444	16,978	96	-	60,518
Other, net	(20,765)	338	(11,705)	-	(32,132)

Net cash provided by (used in) operating activities	686,754	119,614	(6,520)	-	799,848

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	575,842	107,561	25,548	-	708,951
Trading fixed maturity securities	2,803,484	332,972	-	-	3,136,456
Mortgage loans	222,227	23,303	8,069	-	253,599
Real estate	745	2,313	67	(2,313)	812
Other invested assets	112,679	2,971	-	-	115,650
Purchases of:
Available-for-sale fixed maturity securities	(443,343)	(82,300)	(35,499)	-	(561,142)
Trading fixed maturity securities	(1,558,387)	(390,072)	-	-	(1,948,459)
Mortgage loans	(10,363)	(3,750)	(932)	-	(15,045)
Real estate	(5,415)	-	(1,637)	2,313	(4,739)
Other invested assets	(70,295)	(975)	-	-	(71,270)
Net change in policy loans	6,369	101	409	-	6,879
Net change in short-term investments	708,850	17,994	-	-	726,844

Net cash provided by investing activities	$2,342,393	$10,118	$(3,975)	$-	$2,348,536

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$915,078	$114,792	$-	$-	$1,029,870
Withdrawals from contractholder deposit funds	(3,385,603)	(244,743)	(815)	-	(3,631,161)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(11,114)	-	-	11,114	-
Return of capital from subsidiaries	-	-	-	-	-
Capital contribution from SLUS as Parent	-	-	11,114	(11,114)	-
Return of capital to Parent	(300,000)	-	-	-	(300,000)
Return of capital to SLUS as Parent	-	-	-	-	-
Other, net	(1,941)	(9,591)	180	-	(11,352)

Net cash (used in) provided by financing activities	(2,883,580)	(139,542)	10,479	-	(3,012,643)

Net change in cash and cash equivalents	145,567	(9,810)	(16)	-	135,741

Cash and cash equivalents, beginning of period	647,579	72,978	15,766	-	736,323

Cash and cash equivalents, end of period	$793,146	$63,168	$15,750	$-	$872,064

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	24,690	4,787	1,085	-	30,562
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Depreciation and amortization	4,418	312	953	-	5,683
Net loss (gain) on derivatives	54,168	(12,685)	-	-	41,483
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,113)	(677)	724	-	(26,066)
Net increase in fair value of trading investments	(640,222)	(34,001)	-	-	(674,223)
Net realized losses (gains) on trading investments	80,910	(13,633)	-	-	67,277
Undistributed loss on private equity limited partnerships	2,339	-	-	-	2,339
Interest credited to contractholder deposits	342,977	57,924	947	-	401,848
Deferred federal income taxes	158,398	(8,928)	(93)	-	149,377
Equity in net income of subsidiaries	(4,721)	-	-	4,721	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(167,199)	(17,796)	-	-	(184,995)
Accrued investment income	45,884	(4,079)	-	-	41,805
Net change in reinsurance receivable/payable	124,563	5,328	16	-	129,907
Future contract and policy benefits	16,192	17,691	(7)	-	33,876
Other, net	(24,455)	42,324	(838)	-	17,031

Net cash provided by operating activities	732,999	130,445	3,836	-	867,280

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	402,623	79,623	15,841	-	498,087
Trading fixed maturity securities	3,395,725	775,025	-	-	4,170,750
Mortgage loans	263,612	13,107	3,050	(30,486)	249,283
Real estate	-	1,000	2,010	(3,010)	-
Other invested assets	(317,388)	1,244	501	-	(315,643)
Purchases of:
Available-for-sale fixed maturity securities	(602,891)	(152,468)	(16,388)	-	(771,747)
Trading fixed maturity securities	(3,060,145)	(886,403)	-	-	(3,946,548)
Mortgage loans	(66,252)	(34,190)	(31,712)	30,486	(101,668)
Real estate	(6,818)	-	(1,066)	3,010	(4,874)
Other invested assets	(63,798)	(1,200)	-	-	(64,998)
Net change in policy loans	5,367	(947)	762	-	5,182
Net change in short-term investments	394,575	39,997	-	-	434,572

Net cash provided by (used in) investing activities	$344,610	$(165,212)	$(27,002)	$-	$152,396

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,043,300	$173,714	$-	$-	$1,217,014
Withdrawals from contractholder deposit funds	(3,354,527)	(248,878)	(2,930)	-	(3,606,335)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(30,041)	-	-	30,041	-
Capital contribution from Parent	400,000	-	30,041	(30,041)	400,000
Other, net	(5,753)	7,587	(74)	-	1,760

Net cash (used in) provided by financing activities	(2,047,021)	(67,577)	27,037	-	(2,087,561)

Net change in cash and cash equivalents	(969,412)	(102,344)	3,871	-	(1,067,885)

Cash and cash equivalents, beginning of period	1,616,991	175,322	11,895	-	1,804,208

Cash and cash equivalents, end of period	$647,579	$72,978	$15,766	$-	$736,323

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net (accretion) amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Equity in net income of subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to SLUS as Parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of period	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of period	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment includes funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  In addition, the Company consolidates certain VIEs as a component of the Wealth Management segment.  Refer to Note 4 for further discussion of the VIE that is consolidated in the Company’s consolidated financial statements.  Effective January 1, 2010, the Company discontinued the sales of certain of its fixed and fixed index annuity products.  Effective December 30, 2011, the Company discontinued new sales of its variable annuity products.  Refer to Note 1 for further details.

Individual Protection

The Individual Protection segment includes a variety of life insurance products sold to individuals and corporate owners of life insurance.  The products include whole life, UL and variable life products.  The Company discontinued the sales of its individual life products and its corporate-owned life insurance effective December 30, 2011 and January 31, 2012, respectively.  Refer to Note 1 for further details.

Group Protection

The Group Protection segment includes group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate segment includes the unallocated capital of the Company, its debt financing and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the Company’s four segments:

Year ended December 31, 2011

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$312,953	$78,961	$124,677	$8,305	$524,896
Total benefits and expenses	491,572	89,404	106,912	20,826	708,714
(Loss) income before income
tax (benefit) expense	(178,619)	(10,443)	17,765	(12,521)	(183,818)
Net (loss) income	$(98,818)	$(6,558)	$11,579	$(9,320)	$(103,117)

Separate account assets	$20,221,425	$7,262,365	$-	$-	$27,483,790
General account assets	17,688,786	2,278,730	182,603	589,641	20,739,760
Total assets	$37,910,211	$9,541,095	$182,603	$589,641	$48,223,550

Year ended December 31, 2010

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,760,979	$66,425	$127,104	$(40,320)	$1,914,188
Total benefits and expenses	1,514,754	68,585	106,346	19,018	1,708,703
Income (loss) before income
tax expense (benefit)	246,225	(2,160)	20,758	(59,338)	205,485
Net income (loss)	$162,975	$(1,204)	$13,508	$(41,005)	$134,274

Separate account assets	$19,685,774	$7,194,647	$-	$-	$26,880,421
General account assets	19,453,702	2,067,064	181,482	652,467	22,354,715
Total assets	$39,139,476	$9,261,711	$181,482	$652,467	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total benefits and expenses	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing
operations before income tax
expense (benefit)	1,199,447	31,241	16,108	(34,622)	1,212,174

Net income from continuing
operations	798,360	10,155	10,470	57,540	876,525
Income from discontinued
operations, net of tax	-	104,971	-	-	104,971
Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account assets	$16,396,394	$6,929,928	$-	$-	$23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  As of December 31, 2009, the Company received permission from the Commissioner of Insurance of the State of Delaware to admit the equity value of its subsidiary, ILAC, without requiring audited financial statements because ILAC is not required to prepare audited financial statements under Rhode Island’s Annual Financial Reporting regulation.

Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2011	2010	2009

Statutory capital and surplus	$1,315,270	$2,234,153	$2,037,661
Statutory net loss	$(507,715)	$(77,503)	$(23,879)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is not permitted to pay dividends in 2012 without prior approval from the Delaware Commissioner of Insurance.

In 2011, after receiving prior approval from the Delaware Commissioner of Insurance, the Company paid a $300.0 million return of capital to the Parent.  In 2010 and 2009, the Company did not pay any cash dividends to the Parent.  However in 2009, with regulatory approval, the Company distributed Sun Life Vermont’s net assets and issued and outstanding common stock, totaling $94.9 million in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Financial Services, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $1.9 million in 2012 without prior approval from the superintendent.  No dividends were paid by SLNY during 2011, 2010 or 2009.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  ILAC is permitted to pay dividends up to a maximum of $2.1 million in 2012 without prior approval from the Rhode Island Superintendent of Insurance.  No dividends were paid by ILAC during 2011, 2010 or 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31, were as follows:

	2011	2010	2009
Net unrealized gains on available-for-sale securities (1)	$70,367	$83,926	$67,970
Non-credit OTTI losses on available-for-sale fixed maturity securities	(10,595)	(12,304)	(13,748)
Deferred income tax expense	(20,921)	(25,069)	(18,978)

Accumulated other comprehensive income	$38,851	$46,553	$35,244

(1)  Net of unrealized losses that were temporarily impaired.

20. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  In addition, part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.  During the twelve month-period ended December 31, 2011, the Company recorded a $9.3 million accrual for guaranteed fund assessments.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2011 and 2010, the Company recorded benefits of $14.8 million and $11.5 million, respectively, related to the separate account DRD.  The amounts recorded for the year ended December 31, 2010 included an adjustment of $3.2 million to reflect a reduced run rate of separate account DRD benefits following the filing of the 2009 tax return.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases certain facilities under operating leases with terms of up to five years.  As of December 31, 2011, minimum future lease payments under such leases were as follow:

2012	$506
2013	516
2014	516
2015	516
2016	551
Thereafter	2,327
Total	$4,932

The Company was party to a guarantee agreement under which the Company guaranteed the lease payment obligations of SLFD.  The lease agreement was terminated and the Company was not required to pay or accrue any of the lease termination costs.

Total rental expense for the years ended December 31, 2011, 2010 and 2009 was $7.0 million, $7.2 million and $6.9 million, respectively.

21. SUBSEQUENT EVENTS

During the first quarter of 2012, the Company and its wholly-owned subsidiary, SLNY, received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 15 for additional information concerning the MVA and the fixed investment option period).  The Company and SLNY filed amendments to the necessary registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold.  The SEC declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The MVA amendment described above did not have a material impact on the Company’s financial position.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.
(1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on April 30, 2009.)

(2) Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on April 30, 2009.)

(3) Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(4) Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(5) Sales Operations and General Agent Agreement.

D.
(1)  Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

 (3)  Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(6)  Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(7)  Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(8)  Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

E.
(1)  Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3)  Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)  Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

 (2)     Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

 (3)     Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

 (6)      Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

 (7)      Amended and Restated Participation Agreement, dated November 6, 2002,by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(9)      Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(10)    Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(11)
Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(12)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(13)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(14)     Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(15)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(16)
Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 33-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(17)    Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company. (Incorporated by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 111688, filed with the Securities and Exchange Commission on September 22, 2008.)

I.
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J.	(1)	Powers of Attorney.

(2)           Resolution of the Board of Directors of the Depositor dated March 27, 2012, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 27, 2012.)

K.	Legal Opinion.

L.           None.

M.           None.

N.	Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director
Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Chairman and Director and President, SLF U.S.
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President and Chief Actuary
Kerri R. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary
David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations
Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Life and Annuities, Inforce Management and Director
Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario, Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 27, 2012.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Sun Life (N.Y.) Variable Accounts A, B, C, D and N.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Kenneth A. McCullum	President and Director
Scott M. Davis	Director
Larry R. Madge	Director
Paul Finnegan	Anti-Money Laundering Compliance Officer
Michael S. Bloom	Assistant Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Michelle A. Greco	Senior Counsel
Jie Cheng Kerri R. Ansello Maryellen Percuoco	Tax Assistant Vice President Secretary Assistant Secretary

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2012.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Susan J. Lazzo
Susan J. Lazzo
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Chairman and Director and President, SLF U.S.	April 27, 2012
Westley V. Thompson	(Principal Executive Officer)

/s/Larry R. Madge*	Director and Senior Vice President and	April 27, 2012
Larry R. Madge	Chief Financial Officer and Treasurer
(Principal Financial Officer)

/s/ Vincent A. Montiverdi*	Vice President and Controller	April 27, 2012
Vincent A. Montiverdi	(Principal Accounting Officer)

*By: /s/ Susan J. Lazzo	Attorney-in-Fact for:	April 27, 2012
Susan J. Lazzo
Kenneth A. McCullum, Director
Scott M. Davis, Director
Thomas A. Bogart, Director
Colm J. Freyne, Director

*Susan J. Lazzo has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 27, 2012.  Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

C(5)	Sales Operations and General Agent Agreement
J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)